NUVEEN

Municipal
Bond Funds


August 31, 1997

Semiannual Report


Dependable, tax-free income
to help you keep more of
what you earn.



[PHOTO APPEARS HERE]



California

California
Insured

Contents




 1  Dear Shareholder

 3  Answering Your Questions

 6  California Performance
    Overview

 8  California Insured
    Performance Overview

11  Financial Section

42  Shareholder Information

43  Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY SCHWERTFEGER APPEARS HERE]

Wealth takes a lifetime to build. Once achieved, it should be preserved.

It is a pleasure to report to you on the performance of the Nuveen California Municipal Bond Funds. Both funds performed well over the past six months, rewarding investors with attractive tax-free income, consistent performance and capital preservation.

For the 12 months ended August 31, 1997, the uninsured California fund provided Class A shareholders with a total return on net asset value of 9.25%, outpacing the average return of 8.98% for its peer group, the Lipper California Municipal Bond Fund Category. The insured California fund provided Class A shareholders with an annual total return of 8.26%, trailing its Lipper peer group average of 8.78%. The fund, which has a shorter duration than its peers, will experience subdued performance in declining interest rate environments and enhanced performance in rising rate environments. Both funds continued to provide consistent income, and each fund experienced an increase in the monthly dividend during the period.

This performance was achieved in an environment of periodic interest rate volatility. Positive news on the inflation front helped soften the effects of a hike in short-term interest rates by the Federal Reserve Board in late March. After tightening short-term interest rates by 0.25%, the Federal Reserve demonstrated its confidence in the economy's path by maintaining the status quo at subsequent meetings.

"Both funds performed well over the past six months, rewarding investors with attractive tax-free income, consistent performance and capital preservation."

So far in 1997, investors have focused their attention on fiscal issues such as the federal budget accord and tax cut measures, including a reduction in the capital gains tax. The economy continued to experience record expansion and the lowest unemployment rates in almost two decades, a combination that in the past has predictably been accompanied by an increase in inflation. Current conditions, however, give every indication that inflation is under control.

Nuveen's financial products and services continue to evolve as we extend our commitment to helping prudent investors achieve their investment goals. In addition to our 35 municipal mutual funds, Nuveen now offers a variety of other products and services designed for the distinct needs of investors who rely on their investment portfolios as their principal source of income and financial security. We recently celebrated the successful first year of our high-performing Nuveen Growth and Income Stock Fund, as well as two new balanced stock and bond funds. We have also expanded our private asset management service by acquiring Rittenhouse Financial Services, a well-respected provider of growth investment management services.

Nuveen prides itself on helping more than 1.3 million investors achieve their financial goals by providing quality investment solutions that withstand the test of time. We thank you for your confidence in Nuveen and our family of investments, and we look forward to reporting to you again in six months.



Sincerely,



/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

October 1, 1997

Answering Your Questions


Portfolio Manager Steve Krupa talks about the municipal bond market and offers insights into the factors that affected fund performance over the past year.

What key economic and market factors affected the funds' performance over the past year?

The combination of strong economic growth and low inflation has led to slightly falling bond yields over the past year. Periodic volatility in the bond market created a positive environment for the funds, providing us with a number of opportunities to purchase attractive bonds at discounts during brief declines in the market. The market also experienced a significant tightening of credit spreads during the year, meaning that the difference in the yields of high-quality and low-quality bonds was gradually reduced to the smallest levels we've seen in many years. This allowed us to purchase very high quality bonds for the portfolios without sacrificing much yield.

The California economy continues to recover from the national and state recessions experienced in the early 1990s, as evidenced by the construction boom and labor shortages throughout the state. The California bond market also performed well, due in part to the tight supply levels experienced over the last year.

Given these market conditions,
how have the funds performed?

As Tim mentioned in his letter to shareholders, both funds performed well during the one-year period ended August 31, 1997. In addition to strong total returns, the

"In addition to strong total returns, the funds continued to produce consistent dividends and attractive yields."

funds continued to produce consistent dividends and attractive yields. For Class A shares, the uninsured California fund generated an annual tax-free yield of 4.45%, and the insured California fund generated a 4.19% annual tax-free yield. Investors in the 37.5% combined state and federal income tax bracket would have had to earn at least 7.12% and 6.70%, respectively, on taxable alternatives to equal these yields on an after-tax basis.

What strategies did you use to add value?

With the tight credit spreads we have seen this year, we took advantage of the opportunity to improve the credit quality of the uninsured fund without sacrificing much yield. As always, we utilized our value approach in seeking bonds that were undervalued by the market. We purchased several bonds that later experienced significant increases in value when they were refunded by the issuer in advance of their call date. In addition, we sought higher yields on investment-grade quality bonds from issuers in new and growing areas of the state, finding good value in bonds from Rancho Cucamonga, a rapidly growing area due east of the midpoint between Los Angeles and San Diego.

What is your outlook for the municipal market?

As long as interest rates remain relatively stable, we foresee no major supply changes in the national municipal bond market. New issuance will likely expand somewhat as the economy continues to grow. However, if the volatility in the equity market continues at current levels, we expect demand for bonds to grow as shareholders move some of their assets from stocks into bonds.

We also anticipate continued strength in the California bond market, and in the state economy overall. While national supply levels continue to grow slowly, we expect that California municipal bond issuance will expand more rapidly in the coming months.

What strategies will you employ in the coming year?

We expect the California bond market to offer a number of opportunities in the coming year. We plan to capitalize on the supply of new issues coming to market, as well as new regional growth areas throughout the state. In addition, we will seek value in larger issues that can sometimes overwhelm the market and temporarily reduce prices. With credit spreads at such tight levels, we will also focus on trying to improve the credit quality of the uninsured fund. And, as always, we will continue to utilize our diligent research team to find bonds that are presently undervalued by the market.

California
Performance Overview
As of August 31, 1997

Morningstar Rating/1/
     * * * *

Fund Highlights
================================================================================
Share Class                          A             B             C             R
Inception Date                    9/94          3/97          9/94          7/86
--------------------------------------------------------------------------------
Net Asset Value (NAV)           $10.74        $10.75        $10.74        $10.76
--------------------------------------------------------------------------------
CUSIP                        67065N100     67065N209     67065N308     67065N407
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $239,730
--------------------------------------------------------------------------------
Average Weighted Maturity (years)                                          22.56
--------------------------------------------------------------------------------
Average Weighted Duration (years)                                           6.64
--------------------------------------------------------------------------------

Annualized Total Return/2/
================================================================================
Share Class       A(NAV)      A(Offer)             B             C             R
1-Year             9.25%         4.66%         8.47%         8.56%         9.39%
--------------------------------------------------------------------------------
5-Year             6.29%         5.39%         5.63%         5.58%         6.61%
--------------------------------------------------------------------------------
10-Year            7.76%         7.29%         7.18%         6.99%         8.05%
--------------------------------------------------------------------------------

Tax-Free Yields
================================================================================
Share Class       A(NAV)      A(Offer)             B             C             R
Dist Rate          5.08%         4.87%         4.35%         4.53%         5.30%
--------------------------------------------------------------------------------
SEC 30-Day Yld     4.45%         4.26%         3.69%         3.90%         4.65%
--------------------------------------------------------------------------------
Taxable Equiv
  Yld/3/           7.12%         6.82%         5.90%         6.24%         7.44%
--------------------------------------------------------------------------------

1 Overall rating for Class R Shares based on risk-adjusted performance for the period ending August 31, 1997, by Morningstar Inc., an independent mutual fund rating service. The fund was compared with 1,354 municipal bond funds for the three-year period, 654 funds for the five-year period and 316 funds for the 10-year period. The top 10% of funds in the category receive five stars, and the next 22.5% of funds receive four stars.

2 Class R Share returns are actual. Class A, B and C Share returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C Shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a combined federal and state income tax rate of 37.5%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                                           Nuveen California Municipal Bond Fund
                                               August 31, 1997 Semiannual Report


Credit Quality


[PIE CHART APPEARS HERE]

           AAA        48%
            AA        11%
             A        23%
        BBB/NR        18%

-------------------------------------------------------------------------------
Diversfication


[PIE CHART APPEARS HERE]

     Utilities               4%
     Escrowed Bonds         15%
     Education               6%
     Health Care            15%
     Pollution Control       3%
     Housing                23%
     Transportation          5%
     Lease Rental            9%
     Other                  20%
-------------------------------------------------------------------------------
Dividend History (A Shares)


[BAR CHART APPEARS HERE]


                         Capital Gains

 9/30/1996     0.045            0.
10/31/1996     0.045            0.
11/30/1996     0.045        0.0032
12/31/1996     0.045            0.
 1/31/1997     0.045
 2/28/1997    0.0455
 3/31/1997    0.0455
 4/30/1997    0.0455
 5/31/1997    0.0455
 6/30/1997    0.0455
 7/31/1997    0.0455
 8/31/1997    0.0455

California Insured
Performance Overview
As of August 31, 1997

Fund Highlights
================================================================================
Share Class                          A             B             C             R
Inception Date                    9/94          3/97          9/94          7/86
--------------------------------------------------------------------------------
Net Asset Value (NAV)           $10.81        $10.81        $10.73        $10.79
--------------------------------------------------------------------------------
CUSIP                        67065N506     67065N605     67065N704     67065N803
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $227,968
--------------------------------------------------------------------------------
Average Weighted Maturity (years)                                          22.86
--------------------------------------------------------------------------------
Average Weighted Duration (years)                                           6.63
--------------------------------------------------------------------------------

Annualized Total Return/1/
================================================================================
Share Class       A(NAV)      A(Offer)             B             C             R
1-Year             8.26%         3.72%         7.45%         7.58%         8.49%
--------------------------------------------------------------------------------
5-Year             6.48%         5.57%         5.70%         5.61%         6.71%
--------------------------------------------------------------------------------
10-Year            7.82%         7.36%         7.20%         6.98%         8.07%
--------------------------------------------------------------------------------

Tax-Free Yields
================================================================================
Share Class       A(NAV)      A(Offer)             B             C             R
Dist Rate          5.00%         4.79%         4.22%         4.42%         5.17%
--------------------------------------------------------------------------------
SEC 30-Day Yld     4.19%         4.02%         3.44%         3.64%         4.39%
--------------------------------------------------------------------------------
Taxable Equiv
  Yld/2/           6.70%         6.43%         5.50%         5.82%         7.02%
--------------------------------------------------------------------------------

1 Class R Share returns are actual. Class A, B and C Share returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C Shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 37.5%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Nuveen California Insured Municipal Bond Fund
August 31, 1997 Semiannual Report


Credit Quality

                           [PIE CHART APPEARS HERE]

AA                     2%
AAA                   98%

--------------------------------------------------------------------------------

Diversification

                           [PIE CHART APPEARS HERE]

Utilities              3%
Other                 22%
General Obligation     4%
Housing               16%
Transportation         4%
Lease Rental          19%
Health Care            6%
Escrowed Bonds        19%
Water & Sewer          7%

--------------------------------------------------------------------------------

Dividend History (A Shares)

                           [BAR CHART APPEARS HERE]


                     Capital Gains
 9/30/1996   0.004
10/31/1996   0.004
11/30/1996  0.0445       0.0034
12/31/1996  0.0445
 1/31/1997  0.0445
 2/28/1997   0.045
 3/31/1997   0.045
 4/30/1997   0.045
 5/31/1997   0.045
 6/30/1997   0.045
 7/31/1997   0.045
 8/31/1997   0.045

Financial Section

        Contents
12      Portfolio of Investments

26      Statement of Net Assets

27      Statement of Operations

28      Statement of Changes in Net Assets

30      Notes to Financial Statements

38      Financial Highlights

                                Portfolio of Investments (Unaudited)
                                California

                Principal                                                                   Optional Call                   Market
                   Amount       Description                                                   Provisions*    Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
                                Educational Facilities--5.6%

        $       3,150,000       California Educational Facilities Authority Revenue Bonds    10/97 at 102            AA   $3,222,797
                                  (University of Southern California Project),
                                  Series 1989 A, 7.200%, 10/01/15

                  960,000       California Educational Facilities Authority, Pooled College   4/07 at 102          Baa2      995,923
                                  and University Projects Revenue Bonds, Series 1997B
                                  (Southern California College of Optometry), 6.300%,
                                  4/01/21

                  985,000       California State Public Works Board, High Technology         No Opt. Call            A1    1,102,855
                                  Facilities Lease, The Regents of the University of
                                  California, San Diego Facility, 7.375%, 4/01/06

                                The Regents of the University of California, 1993
                                Refunding Certificates of Participation (UCLA Central
                                Chiller/Cogeneration Facility):
                3,500,000          5.600%, 11/01/20                                          11/03 at 102            Aa    3,506,510
                4,335,000          6.000%, 11/01/21                                          11/03 at 102            Aa    4,504,629
------------------------------------------------------------------------------------------------------------------------------------
                                Escrowed Bonds -- 14.9%***

                2,000,000       California Health Facilities Financing Authority, Health      5/00 at 102           Aaa    2,206,980
                                  Facility Revenue Bonds (Health Dimensions,
                                  Incorporated) 1990 Series A, 7.500%, 5/01/15
                                  (Pre-refunded to 05/01/00)

                2,000,000       California Health Facilities Financing Authority, Health     10/00 at 102           N/R    2,224,100
                                  Facility Revenue Bonds (Sisters of Providence) Series
                                  1990, 7.500%, 10/01/10 (Pre-refunded to 10/01/00)

                8,470,000       State Public Works Board of the State of California Lease    10/02 at 102           Aaa    9,549,078
                                  Revenue Bonds (The Trustees of The California State
                                  University) 1992 Series A (Various California State
                                  University Project), 6.700%, 10/01/17 (Pre-refunded to
                                  10/01/02)

                2,035,000       Certificates of Participation (1991 Capital Improvement      10/01 at 102           Baa    2,312,554
                                Project), Bella Vista Water District (California), 7.375%,
                                10/01/17 (Pre-refunded to 10/01/01)

                2,000,000       Hospital Revenue Certificates of Participation (Desert        7/00 at 102           AAA    2,249,660
                                  Hospital Corporation Project), Series 1990, 8.100%,
                                  7/01/20 (Pre-refunded to 7/01/00)

                1,950,000       East Bay Municipal Utility District (Alameda and Contra       6/00 at 102           Aaa    2,157,675
                                  Costa Counties, California), Water System Subordinated
                                  Revenue Bonds, Series 1990, 7.500%, 6/01/18 (Pre-
                                  refunded to 6/01/00)

                                                                                                Nuveen Municipal Bond Funds
                                                                                          August 31, 1997 Semiannual Report


            Principal                                                                Optional Call                   Market
               Amount    Description                                                   Provisions*   Ratings**        Value
---------------------------------------------------------------------------------------------------------------------------
                         Escrowed Bonds - continued

       $    4,000,000    East Bay Municipal Utility District (Alameda and Contra      12/01 at 102         Aaa  $ 4,411,600
                           Costa Counties, California), Water System Subordinated
                           Revenue Bonds, Series 1991, 6.375%, 6/01/21 (Pre-
                           refunded to 12/01/01)

            2,505,000    Harbor Department of the City of Los Angeles (California),   No Opt. Call         AAA    3,135,158
                           Revenue Bonds, Issue of 1988, 7.600%, 10/01/18

            1,500,000    Community Facilities District No. 1 of the North City West    9/99 at 102         Aaa    1,640,235
                           School Facilities Financing Authority, Special Tax Bonds,
                           Series 1989A, 7.850%, 9/01/19 (Pre-refunded to
                           9/01/99)

            3,500,000    Sacramento Municipal Utility District, Electric Revenue       8/98 at 102         Aaa    3,701,985
                           Bonds, 1988 Series W, 7.875%, 8/15/16 (Pre-refunded
                           to 8/15/98)

            2,000,000    Certificates of Participation (1990 Financing Project),       7/00 at 102          A+    2,210,200
                           Sonoma County Office of Education, 7.375%, 07/01/20
                           (Pre-refunded to 7/01/00)
---------------------------------------------------------------------------------------------------------------------------
                         General Obligations Bonds - 1.5%

                         Petaluma Joint High School District (Sonoma County,
                         California), General Obligation Bonds, Election of 1992,
                         Series C, Capital Appreciation Bonds:
            4,220,000      0.000%, 8/01/20                                          8/04 at 38 3/8         AAA    1,072,175
            2,080,000      0.000%, 8/01/21                                         8/04 at 36 3/32         AAA      496,933

            2,000,000    City and County of San Francisco, General Obligation          6/04 at 102         Aaa    2,107,280
                           Bonds (School District Facilities Improvements), Series
                           1996 D, 6.000%, 6/15/14
---------------------------------------------------------------------------------------------------------------------------
                         Health Care Facilities - 15.4%

                         California Health Facilities Financing Authority, Insured
                         Health Facility Revenue Bonds (Small Facilities Pooled
                         Loan Program), 1994 Series B:
            3,000,000      7.400%, 4/01/14                                             4/05 at 102           A    3,476,640
            3,635,000      7.500%, 4/01/22                                             4/05 at 102           A    4,235,211

            3,750,000    California Health Facilities Financing Authority, Insured     8/06 at 102         Aaa    3,880,125
                           Revenue Bond (Sutter/CHS), 5.875%, 8/15/16

            1,700,000    California Health Facilities Financing Authority, Hospital    1/99 at 102          A+    1,794,979
                           Revenue Refunding Bonds (Sutter Health), Series
                           1989A, 7.000%, 1/01/09

Portfolio of Investments (Unaudited)

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------

                         Health Care Facilities -- continued

         $  3,380,000    California Health Facilities Financing Authority,     12/00 at 102          AA   $3,713,031
                           Kaiser Permanente, Revenue Bonds, 1990 Series A,
                           7.000%, 12/01/10

            5,000,000    California Health Facilities Financing Authority,      5/03 at 102          A-    5,033,500
                           Hospital Revenue Bonds (Downey Community Hospital),
                           Series 1993, 5.750%, 5/15/15

            2,500,000    Certificates of Participation, California Statewide   11/04 at 102           A    2,692,525
                           Communities Development Authority (Solheim Lutheran
                           Home), 6.500%, 11/01/17

            3,000,000    Certificates of Participation, California Statewide    7/04 at 102          Aa    3,284,010
                           Communities Development, St. Joseph Health System
                           Obligated Group, 6.500%, 7/01/15

            1,500,000    Insured Certificates of Participation (Channing        1/01 at 102          A+    1,619,790
                           House), Series 1991A, ABAG Finance Authority For
                           Nonprofit Corporations, 7.125%, 1/01/21

            1,755,000    Central Joint Powers Health Financing Authority,       2/03 at 100        Baa1    1,549,296
                           Certificates of Participation, Series 1993
                           (Community Hospitals of Central California),
                           5.000%, 2/01/23

            2,000,000    Certificates of Participation, Insured Health          2/01 at 102           A    2,123,020
                           Facility Revenue (Sierra Sunrise Lodge), Series
                           1991A, 6.750%, 2/01/21

            2,475,000    City of Loma Linda California, Hospital Revenue       12/03 at 102         BBB    2,578,653
                           Bonds (Loma Linda University Medical Center
                           Project), Series 1993-A, 6.000%, 12/01/06

              840,000    City of Monterey, Hospital Revenue Bonds (Monterey     1/98 at 101          A+      858,883
                           Peninsula Hospital Project), Series 1984 A,
                           7.375%, 7/01/14
--------------------------------------------------------------------------------------------------------------------
                         Housing Facilities -- 23.2%

            4,750,000    California Housing Finance Agency Home Mortgage        8/05 at 102         Aaa    4,911,548
                           Revenue Bonds, 1995 Series F, 5.950%, 8/01/14

            6,570,000    California Housing Finance Agency, Multifamily         8/04 at 100         Aaa    6,754,683
                           Housing Revenue Bonds II, 1996 Series A,
                           6.050%, 8/01/27

            2,250,000    California Housing Finance Agency, Home Mortgage       2/07 at 102         Aaa    2,315,160
                           Revenue Bonds, 1997 Series B, 6.100%, 2/01/28
                           (Alternative Minimum Tax)

                                                     Nuveen Municipal Bond Funds
                                               August 31, 1997 Semiannual Report

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Housing Facilities -- continued

         $  3,000,000    California Rural Home Mortgage Finance Authority,     No Opt. Call         AAA   $3,318,060
                           Single Family Mortgage Revenue Bonds (Mortgage-
                           Backed Securities Program), 1997 Series A,
                           6.250%, 9/01/29 (Alternative Minimum Tax)

            2,905,000    California Statewide Communities Development           9/06 at 100         AAA    3,030,235
                           Authority, Senior Lien Multifamily Housing
                           Revenue Bonds (Monte Vista Terrace), Series
                           1996A, 6.375%, 9/01/20

            2,200,000    City of Corona (California), Single Family Mortgage   11/06 at 102         Aaa    2,273,810
                           Revenue  Bonds, Series 1996A (Senior),
                           6.050%, 5/01/27

              400,000    City of Corona (California), Single Family Mortgage   11/06 at 102           A      414,572
                           Revenue  Bonds, Series 1996B (Subordinate),
                           6.300%, 11/01/28

            5,000,000    The Community Redevelopment Agency of the City of      6/05 at 105         AAA    5,699,950
                           Los Angeles, California, Multifamily Housing Revenue
                           Refunding Bonds, 1995 Series A (Angelus Plaza
                           Project), 7.400%, 6/15/10

              215,000    The City of Los Angeles 1987 Home Mortgage Revenue    No Opt. Call         Aaa      231,039
                           Bonds (GNMA Mortgaged-Backed Securities Program),
                           8.100%, 5/01/17

            4,500,000    The City of Los Angeles, Multifamily Housing           7/07 at 102         AAA    4,556,970
                           Revenue Bonds (Earthquake Rehabilitation Project),
                           Series 1997C, 5.900%, 1/01/30 (Alternative Minimum
                           Tax)

              165,000    County of Los Angeles Single Family Mortgage Revenue  No Opt. Call         Aaa      176,466
                           Bonds (GNMA Mortgage Backed Securities Program),
                           1987 Issue A, 8.000%, 3/01/17

              740,000    Community Development Agency of the City of Menlo     12/97 at 103          Aa      766,536
                           Park, Multifamily Housing Revenue Bonds (FHA-
                           Insured Mortgage Loan -- The Gateway Project),
                           Series 1987A, 8.250%, 12/01/28

            3,285,000    City of Riverside, California, Multifamily Housing     7/02 at 100         AAA    3,397,248
                           Revenue Bonds (Fannie Mae Pass-Through Certificate
                           Program/Birchwood Park Apartment Project), Series
                           1992A, 6.500%, 1/01/18

            4,005,000    City of Riverside, California, Multifamily Housing     7/02 at 100         AAA    4,141,851
                           Revenue Bonds (Fannie Mae Pass-Through Certificate
                           Program/Palm Shadows Apartments Project), 1992
                           Series A, 6.500%, 1/01/18

Portfolio of Investments (Unaudited)

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------

                         Housing Facilities -- continued

         $  2,080,000    City of Salinas, Housing Facility Refunding Revenue    7/04 at 102         AAA   $2,188,742
                           Bonds Series 1994A (GNMA Collateralized -- Villa
                           Serra Project), 6.500%, 7/20/17

            5,000,000    County of San Bernardino (California), Single Family   5/07 at 103         AAA    5,168,150
                           Home Mortgage Revenue Bonds (Mortgage-Backed
                           Securities Program), 1997 Series A,
                           6.200%, 5/01/21

           24,670,000    County of San Bernardino (California), Single      5/07 at 22 9/16         AAA    3,125,196
                           Family Home Mortgage Revenue Bonds (Mortgage-
                           Backed Securities Program), 1997 Series A,
                           0.000%, 5/01/31 (Alternative Minimum Tax)

            3,000,000    Housing Authority of the County of Santa Cruz,         7/00 at 102         AAA    3,214,830
                           Multifamily Housing Refunding Revenue Bonds,
                           Series 1990A (Fannie Mae Collateralized),
                           7.750%, 7/01/23
--------------------------------------------------------------------------------------------------------------------
                         Lease Rental -- 9.4%

            4,915,000    Certificates of Participation (1991 Financing          9/06 at 102         Aaa    5,187,586
                           Project),  County of Alameda, California, Alameda
                           County Public Facilities Corporation,
                           6.000%, 9/01/21

            1,410,000    Redding Joint Powers Financing Authority Lease         6/03 at 102           A    1,470,475
                           Revenue  Bonds (Capital Improvement Projects),
                           Series 1993, 6.250%, 6/01/23

            1,000,000    Certificate of Participation Series 1991, San Mateo    5/99 at 102          A+    1,056,910
                           County Board of Education (Administration Building
                           Project), 7.100%, 5/01/21

            2,950,000    Santa Monica Community College District, Refunding     2/07 at 102           A    3,048,943
                           Certificates of Participation 1991 Series A,
                           5.900%, 2/01/27

            4,000,000    Shafter Joint Powers Financing Authority Lease         1/07 at 101        BBB+    4,098,600
                           Revenue Bonds 1997 Series A (Community Correctional
                           Facility Acquisition Project), 6.050%, 1/01/17

            2,000,000    Taft Public Financing Authority Lease Revenue Bonds    1/07 at 101        BBB+    2,049,300
                           1997 Series A (Community Correctional Facility
                           Acquisition Project), 6.050%, 1/01/17

            1,100,000    Certificates of Participation (1992 Financing         11/02 at 102           A    1,177,979
                           Project), Series B, County of Tulare, Tulare
                           County Public Facilities Corporation,
                           6.875%, 11/15/12

            4,200,000    Certificates of Participation (Capital Improvement     2/06 at 102         Aaa    4,412,982
                           Program), 1996 Series A, County of Tulare,
                           California, 6.000%, 2/15/16

                                                                                         Nuveen Municipal Bond Funds
                                                                                   August 31, 1997 Semiannual Report

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Other Revenue -- 17.8%

         $  7,000,000    Brea Redevelopment Agency (Orange County,              8/03 at 102         Aaa   $6,991,250
                           California), 1993 Tax Allocation Refunding Bonds
                           (Redevelopment Project AB), 5.500%, 8/01/17

            2,000,000    Carson Redevelopment Agency (California),             10/03 at 102        Baa1    2,038,340
                           Redevelopment Project Area No. 1, Tax Allocation
                           Bonds, Series 1993, 6.000%, 10/01/16

            2,500,000    Fontana Public Financing Authority (San Bernardino     9/00 at 102         BB+    2,640,050
                           County, California), Tax Allocation Revenue Bonds
                           (North Fontana Redevelopment Project), 1990
                           Series A, 7.250%, 9/01/20

            4,595,000    Los Angeles County Public Works Finance Authority,    10/04 at 102         AA-    4,939,120
                           Revenue Bonds, Series 1994A (Los Angeles County
                           Regional Park and Open Space District),
                           6.125%, 10/01/10

            2,000,000    Los Angeles County Transportation Commission           7/99 at 102          Aa    2,146,800
                           (California), Sales Tax Revenue Refunding Bonds,
                           Series 1989-A, 7.400%, 7/01/15

            1,260,000    Marysville Community Development Agency, Marysville    3/02 at 102         Baa    1,366,672
                           Plaza Project, 1992 Tax Allocation Refunding Bonds
                           (Bank Qualified), 7.250%, 3/01/21

            2,080,000    City of Ontario (San Bernardino County, California),   9/97 at 103         N/R    2,165,550
                           Limited Obligation Improvement Bonds, Assessment
                           District No. 100C (California Commerce Center --
                           Phase III), 8.000%, 9/02/11

            4,300,000    Orange County Development Agency, Santa Ana Heights    9/03 at 102         Baa    4,421,690
                           Project Area, 1993 Tax Allocation Revenue Bonds,
                           6.125%, 9/01/23

            1,645,000    City of Rancho Cucamonga, Assessment District No.      3/99 at 103         N/R    1,642,927
                           93-1 (Masi Plaza), Limited Obligation Improvement
                           Bonds, 6.250%, 9/02/22

            2,315,000    Limited Obligation Refunding Bonds, City of Salinas,   9/06 at 103         N/R    2,410,748
                           Consolidated Refunding District 94-3, Series
                           No. A-181 Monterey County, California,
                           7.400%, 9/02/09

            5,000,000    City and County of San Francisco, Redevelopment        8/03 at 103           A    4,774,400
                           Financing Authority, 1993 Series C, Tax Allocation
                           Revenue Bonds (San Francisco Redevelopment
                           Projects), 5.125%, 8/01/18

Portfolio of Investments (Unaudited)

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------

                         Other Revenue -- continued

         $  7,090,000    Redevelopment Agency of the City of San Marcos, Tax   10/07 at 102          A-   $7,168,557
                           Allocation Bonds (1997 Affordable Housing Project),
                           Series 1977A, 6.000%, 10/01/27 (Alternative
                           Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
                         Pollution Control Facilities -- 3.0%

            2,000,000    California Pollution Control Financing Authority,      6/03 at 102           A    2,038,420
                           Pollution Control Revenue Bonds (Pacific Gas and
                           Electric Company), 1993 Series A, 5.875%, 6/01/23
                           (Alternative Minimum Tax) (DD)

            5,000,000    California Pollution Control Financing Authority,     12/03 at 102           A    5,087,200
                           Pollution Control Revenue Bonds (Pacific Gas and
                           Electric Company), 1993 Series B, 5.850%, 12/01/23
                           (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
                         Transportation -- 4.7%

            5,000,000    California Statewide Communities Development          10/07 at 102        Baa3    4,877,250
                           Authority, Special Facilities Lease Revenue Bonds,
                           1997 Series A, 5.700%, 10/01/33 (Alternative
                           Minimum Tax) (DD)

            7,150,000    Foothill/Eastern Transportation Corridor Agency, Toll  1/05 at 100        Baa1    6,389,097
                           Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35
--------------------------------------------------------------------------------------------------------------------
                         Utilities -- 3.6%

            5,000,000    Modesto Irrigation District Financing Authority,      10/06 at 102         Aaa    5,308,000
                           Refunding Revenue Bonds, Series A, 6.000%, 10/01/15

            2,905,000    Northern California Power Agency, Hydroelectric        7/98 at 102          A-    3,028,288
                           Project  Number One Revenue Bonds, Refunding
                           Series E, 7.150%, 7/01/24

              205,000    Sacramento Municipal Utility District (California),   9/97 at 100         Baa1      205,615
                           Subordinated Electric Revenue Bonds, 1985 Refunding
                           Series, 8.000%, 11/15/10
--------------------------------------------------------------------------------------------------------------------
         $253,080,000    Total Investments -- (cost $222,819,351) - 99.1%                                237,475,785
=====================-----------------------------------------------------------------------------------------------

                                                     Nuveen Municipal Bond Funds
                                               August 31, 1997 Semiannual Report

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------

                         Temporary Investments in Short-Term Municipal Securities -- 1.6%

         $  1,000,000    California Health Facilities Financing Authority, Insured               VMIG-1 $  1,000,000
                           Revenue Bonds, Variable Rate Demand Bonds
                           (Sutter/CHS), 3.400%, 7/01/22+

              300,000    Orange County Irvine Coast Assessment District #88-1                    VMIG-1      300,000
                           Variable Rate Demand Bonds, 3.550%, 9/02/18+

            2,600,000    Orange County Sanitation District Certificates of                       VMIG-1    2,600,000
                           Participation Variable Rate Demand Bonds, 3.550%,
                           8/01/17+
------------------------------------------------------------------------------------------------------------------------------
         $  3,900,000    Total Temporary Investments -- 1.6%                                               3,900,000
=====================---------------------------------------------------------------------------------------------------------
                         Other Assets Less Liabilities -- (0.7%)                                          (1,645,556)
                         -----------------------------------------------------------------------------------------------------
                         Net Assets -- 100%                                                             $239,730,229
                         =====================================================================================================

                         * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                         ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                         *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA-rated securities.

                         N/R -- Investment is not rated.

                         (DD) Security Purchased on a delayed delivery basis (see note 1 of the Notes to Financial Statements).

                         + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.
19

Portfolio of Investments (Unaudited)

California Insured

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------
                         Educational Facilities -- 2.1%

         $  4,500,000    California Educational Facilities Authority Revenue   10/06 at 102         Aaa  $ 4,726,665
                           Bonds (University of San Francisco), Series 1996,
                           6.000%, 10/01/26
------------------------------------------------------------------------------------------------------------------------------
                         Escrowed Bonds -- 19.2%

            1,000,000    California Educational Facilities Authority, Revenue  11/00 at 102         Aaa    1,109,950
                           Bonds (Pepperdine University), Series 1990, 7.200%,
                           11/01/15 (Pre-refunded to 11/01/00)

            5,000,000    State Public Works Board of the State of California    9/00 at 102         Aaa    5,499,850
                           Lease Revenue Bonds (Department of Corrections),
                           1990 Series A (State Prison-Madera County),
                           7.000%, 9/01/09 (Pre-refunded to 9/01/00)

            7,000,000    City of Big Bear Lake, California, 1992 Water          4/02 at 102         Aaa    7,730,870
                           Revenue Refunding Bonds, 6.375%, 4/01/22
                           (Pre-refunded to 4/01/02)

            3,525,000    Brea Public Financing Authority (Orange County,        8/01 at 102         Aaa    3,945,744
                           California), 1991 Tax Allocation Revenue
                           Bonds, Series A (Redevelopment Project AB),
                           7.000%, 8/01/15 (Pre-refunded to 8/01/01)

            3,000,000    Calaveras County Water District (California),          5/01 at 102         Aaa    3,330,240
                           Certificates of Participation (1991 Ebbetts Pass
                           Water System Improvements Project), 6.900%,
                           5/01/16 (Pre-refunded to 5/01/01)

            2,000,000    East Bay Municipal Utility District (Alameda and       6/00 at 102         Aaa    2,213,000
                           Contra Costa Counties, California), Water System
                           Subordinated Revenue Bonds, Series 1990, 7.500%,
                           6/01/18 (Pre-refunded to 6/01/00)

            2,000,000    Eastern Municipal Water District (Riverside County,    7/01 at 102         Aaa    2,199,600
                           California), Water and Sewer Revenue, Certificates
                           of Participation, Series 1991, 6.500%, 7/01/20
                           (Pre-refunded to 7/01/01)

            2,000,000    The City of Los Angeles (California) Los Angeles       8/00 at 102         Aaa    2,197,680
                           Convention and Exhibition Center Certificates of
                           Participation, 1990 Series, 7.000%, 8/15/21
                           (Pre-refunded to 8/15/00)

            2,500,000    Mt. Diablo Hospital District, Insured Hospital        12/00 at 102         Aaa    2,839,125
                           Revenue Bonds, 1990 Series A, 8.000%, 12/01/11
                           (Pre-refunded to 12/01/00)

                                                     Nuveen Municipal Bond Funds
                                               August 31, 1997 Semiannual Report

            Principal                                                                 Optional Call                     Market
               Amount    Description                                                    Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------

                         Escrowed Bonds -- continued

         $  2,000,000    Mt. Diablo Unified School District, Community Facilities       8/00 at 102         Aaa   $  2,198,400
                           District No. 1, Special Tax Bonds, Series 1990 (Contra
                           Costa County, California), 7.050%, 8/01/20
                           (Pre-refunded to 8/01/00)

            2,000,000    Redevelopment Agency of the City of Pittsburg, California,     8/01 at 103         Aaa      2,266,500
                           Los Medanos Community Development Project, Tax
                           Allocation Bonds, Series 1991, 7.150%, 8/01/21
                           (Pre-refunded to 8/01/01)

            3,000,000    Sacramento Municipal Utility District, Electric Revenue        9/01 at 102         Aaa      3,309,180
                           Bonds, 1991 Series Y, 6.500%, 9/01/21
                           (Pre-refunded to 9/01/01)

            2,500,000    San Bernardino County Transportation Authority Sales Tax       3/02 at 102         Aaa      2,684,100
                           Revenue Bonds (Limited Tax Bonds), 1992 Series A,
                           6.000%, 3/01/10

            2,000,000    San Diego Regional Building Authority Lease Revenue            1/00 at 102         Aaa      2,178,900
                           Bonds, Series 1990A (San Miguel Consolidated Fire
                           Protection District Project), 7.250%, 1/01/20
                           (Pre-refunded to 1/01/00)
------------------------------------------------------------------------------------------------------------------------------
                         General Obligation Bonds -- 4.1%

            5,000,000    State of California Various Purpose General Obligation         4/03 at 102         Aaa      4,980,950
                           Bonds, 5.500%, 4/01/19

              500,000    Cotati-Rohnert Park Unified School District (Sonoma            8/99 at 102         Aaa        555,500
                           County, California), General Obligation Bonds, Election
                           1990, Series B, 9.000%, 8/01/06

            2,500,000    City of Oakland, California, Special Refunding Revenue         8/98 at 102         Aaa      2,625,025
                           Bonds (Pension Financing), 1988 Series A,
                           7.600%, 8/01/21

            3,040,000    Sulphur Springs Union School District (County of Los          No Opt. Call         Aaa      1,138,450
                           Angeles California), General Obligation Bonds,
                           Election 1991, Series A, 0.000%, 9/01/15
------------------------------------------------------------------------------------------------------------------------------
                           Health Care Facilities -- 6.1%

            5,000,000    California Health Facilities Authority Kaiser Permanente      10/01 at 101          AA      4,975,900
                           Medical Care Program Semiannual Tender Revenue
                           Bonds, 1983 Tender Bonds, 5.450%, 10/01/13

            8,500,000    California Statewide Communities Development Authority,        8/02 at 102         Aaa      8,838,385
                           Sutter Health Obligated Group, Certificates of
                           Participation, 6.125%, 8/15/22

Portfolio of Investments (Unaudited)

California -- Insured continued

            Principal                                                                 Optional Call                     Market
               Amount    Description                                                    Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------

                         Housing Facilities -- 16.1%

         $  4,750,000    California Housing Finance Agency, Single Family               2/07 at 102         Aaa   $  4,847,898
                           Mortgage Bonds II, 1997 Series A,
                           6.050%, 8/01/26 (Alternative Minimum Tax)

            6,340,000    California Housing Finance Agency, Housing Revenue             2/02 at 102         Aaa      6,702,141
                           Bonds (Insured), 1991 Series B, 6.850%, 8/01/23

            1,500,000    California Housing Finance Agency, Home Mortgage               2/06 at 102         Aaa      1,546,470
                           Revenue Bonds, 1996 Series E, 6.150%, 8/01/25
                           (Alternative Minimum Tax)

            5,000,000    California Housing Finance Agency, Home Mortgage               8/05 at 102         Aaa      5,170,050
                           Revenue Bonds, 1995 Series F, 5.950%, 8/01/14

            2,545,000    California Housing Finance Agency, Multifamily Housing         8/04 at 100         Aaa      2,616,540
                           Revenue Bonds II, 1996 Series A, 6.050%, 8/01/27

            1,010,000    California Housing Finance Agency Multifamily Housing          2/07 at 102         Aaa      1,022,534
                           Revenue Bonds III, 1997 Series A, 5.850%, 8/01/17
                           (Alternative Minimum Tax)

            5,000,000    California Housing Finance Agency Home Mortgage                8/07 at 102         Aaa      5,149,250
                           Revenue Bonds, 1997 Series E, 6.100%, 8/01/29
                           (Alternative Minimum Tax)

            4,000,000    The Community Redevelopment Agency of the City of Los          6/05 at 105         AAA      4,559,960
                           Angeles, California, Multifamily Housing Revenue
                           Refunding Bonds, 1995 Series A, (Angelus Plaza Project),
                           7.400%, 6/15/10

              220,000    The City of Los Angeles 1987 Home Mortgage Revenue            No Opt. Call         Aaa        236,412
                           Bonds (GNMA Mortgage-Backed Securities Program),
                           8.100%, 5/01/17

            2,555,000    City of Napa Mortgage Revenue Refunding Bonds, Series          7/02 at 102         Aaa      2,691,488
                           1992A (FHA Insured Mortgage Loan -- Creekside Park
                           Apartments Project), 6.625%, 7/01/24

            2,000,000    City of Napa Mortgage Revenue Refunding Bonds, Series          7/04 at 101         Aaa      2,119,340
                           1994A (FHA Insured Mortgage Loan -- Creekside Park II
                           Apartments Project), 6.625%, 7/01/25

               60,000    Thousand Oaks Redevelopment Agency (Ventura County,            1/98 at 101         Aaa         61,064
                           California), Single Family Mortgage Revenue Refunding
                           Bonds, Issue of 1986, 7.900%, 1/01/16
------------------------------------------------------------------------------------------------------------------------------
                         Lease Rental -- 19.0%

            4,915,000    Certificates of Participation (1991 Financing Project),        9/06 at 102         Aaa      5,187,586
                           County of Alameda, California, Alameda County Public
                           Facilities Corporation, 6.000%, 9/01/21

                                                     Nuveen Municipal Bond Funds
                                               August 31, 1997 Semiannual Report

            Principal                                                                 Optional Call                     Market
               Amount    Description                                                    Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------

                         Lease Rental -- continued

         $ 20,000,000    Anaheim Public Financing Authority, Lease Revenue Bonds       No Opt. Call         Aaa   $  2,700,000
                           (Anaheim Public Improvements Project), Senior Lease
                           Revenue Bonds, 1997 Series C, 0.000%, 9/01/32

            7,000,000    Chino Unified School District, Certificates of Participation   9/05 at 102         Aaa      7,393,890
                           (1995 Master Lease Program), 6.125%, 9/01/26

            3,865,000    Fallbrook Sanitary District (San Diego County, California)     2/01 at 100         Aaa      4,107,026
                           1991 Certificates of Participation (Wastewater
                           Facilities Refunding Project), 6.600%, 2/01/13

            3,000,000    Gilroy Unified School District, Santa Clara County,            9/04 at 102         Aaa      3,239,550
                           California, Certificates of Participation, Series of 1994,
                           6.250%, 9/01/12

            8,500,000    County of Orange, California, 1996 Recovery Certificates       7/06 at 102         Aaa      8,920,750
                           of Participation, Series A, 6.000%, 7/01/26

                         County of Riverside, California (1994 Desert Justice
                         Facility Project), Certificates of Participation:
            3,600,000      6.000%, 12/01/17                                            12/04 at 101         Aaa      3,751,740
            2,500,000      6.250%, 12/01/21                                            12/04 at 101         Aaa      2,653,475

            1,750,000    County of Riverside Asset Leasing Corporation Leasehold        6/12 at 101         Aaa      1,805,685
                           Revenue Bonds, 1997 Series B (County of Riverside
                           Hospital Project), 5.700%, 6/01/16

                         Redevelopment Agency of the City and County of San
                         Francisco Lease Revenue Bonds, Series 1994 (George
                         R. Moscone Convention Center):
            2,250,000      6.800%, 7/01/19                                              7/04 at 102         Aaa      2,532,218
            1,000,000      6.750%, 7/01/24                                              7/04 at 102         Aaa      1,122,550
------------------------------------------------------------------------------------------------------------------------------
                         Other Revenue -- 19.3%

              235,000    California Public Capital Improvements Financing Authority     3/98 at 102         Aaa        244,186
                           (A Joint Powers Agency), Revenue Bonds (Pooled
                           Projects), Series 1988B, 8.100%, 3/01/18

            1,225,000    Redevelopment Agency of the City of Barstow, Central          No Opt. Call         Aaa      1,482,054
                           Redevelopment Project Tax Allocation Bonds, 1994
                           Series A, 7.000%, 9/01/14

            7,005,000    Big Bear Lake Financing Authority (San Bernardino County,      8/05 at 102         Aaa      7,602,597
                           California), 1995 Tax Allocation Refunding Revenue
                           Bonds, 6.300%, 8/01/25

              850,000    Redevelopment Agency of the City of Concord, Central           7/98 at 102         Aaa        892,118
                           Concord Redevelopment Project, Tax Allocation Bonds,
                           Series 1988-2, 7.875%, 7/01/07

Portfolio of Investments (Unaudited)

            Principal                                                                 Optional Call                     Market
               Amount    Description                                                    Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------

                         Other Revenue -- continued

         $  2,500,000    Fontana Public Financing Authority (San Bernardino County,     9/00 at 102         Aaa   $  2,723,525
                           California), Tax Allocation Revenue Bonds, (North Fontana
                           Redevelopment Project), 1990 Series A, 7.000%, 9/01/10

            1,000,000    La Quinta Redevelopment Agency, La Quinta                     No Opt. Call         Aaa      1,232,940
                           Redevelopment Project Tax Allocation Refunding Bonds,
                           Series 1994 (Project Area No.1), 7.300%, 9/01/12

            5,000,000    Los Angeles County Transportation Commission (California),     7/02 at 102         Aaa      5,377,600
                           Proposition C Sales Tax Revenue Bonds, Second Senior
                           Bonds, Series 1992-A, 6.250%, 7/01/13

            7,040,000    Norwalk Community Facilities Financing Authority (Los          9/05 at 102         Aaa      7,430,861
                           Angeles County, California), Tax Allocation Refunding
                           Revenue Bonds, 1995 Series A, 6.050%, 9/01/25

            5,595,000    Palm Desert Financing Authority, Tax Allocation Refunding      4/02 at 100         Aaa      5,622,695
                           Revenue Bonds (Project Area No.1, As Amended),
                           Series 1997, 5.625%, 4/01/23

            6,560,000    Palm Desert Redevelopment Agency Tax Allocation                9/04 at 102         Aaa      6,970,853
                           Revenue Bonds, 1996 Series A (Desert Rose Project
                           Refunding), 6.100%, 9/01/16

            2,250,000    Redevelopment Agency of the City of San Jose, Merged           2/04 at 102         Aaa      1,999,868
                           Area Redevelopment Project, Tax Allocation Bonds,
                           Series 1993, 4.750%, 8/01/24

            2,000,000    Southern California Rapid Transit District,                1/01 at 102 1/2         Aaa      2,229,660
                         Certificates of Participation
                         (Workers' Compensation Funding Program), 7.500%, 7/01/05
------------------------------------------------------------------------------------------------------------------------------
                         Transportation -- 3.9%

            9,000,000    Airports Commission, City and County of San Francisco,         5/06 at 101         Aaa      8,958,420
                           California, San Francisco International Airport, Second
                           Series Revenue Bond, Issue 13B, 5.625%, 5/01/21
                           (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
                         Utilities -- 2.4%

            2,420,000    Eldorado County Public Agency Financing Authority,             2/06 at 102         Aaa      2,416,781
                           5.500%, 2/15/21 (DD)

            3,000,000    City of Shasta Lake 1996-2 Certificates of Participation,      4/05 at 102         Aaa      3,142,320
                           6.000%, 4/01/16

                                                     Nuveen Municipal Bond Funds
                                               August 31, 1997 Semiannual Report

            Principal                                                                 Optional Call                     Market
               Amount    Description                                                    Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------

                         Water/Sewer Facilities -- 6.6%

         $  9,500,000    Modesto Irrigation District Financing Authority, Domestic      9/02 at 102         Aaa   $  9,976,329
                           Water Project Revenue Bonds, Series 1992A,
                           6.125%, 9/01/19

            5,000,000    City of Vallejo Refunding Revenue Bonds, 1996 Series A         5/06 at 102         Aaa      5,161,649
                           (Water Improvement Project), 5.875%, 5/01/26
------------------------------------------------------------------------------------------------------------------------------
         $232,105,000    Total Investments -- (cost $209,867,760) -- 98.8%                                         225,146,087
=====================---------------------------------------------------------------------------------------------------------
                         Temporary Investments in Short-Term Municipal Securities -- 0.9%
         $  1,600,000    Irvine Ranch Water District, Consolidated Refunding Bonds,                        A-1+      1,600,000
                           Series 1985-B, 1986 Capital Improvement Project,
                           Variable Rate Demand Bonds, 3.350%, 10/01/04+

              500,000    City of Santa Ana, Multi-Modal Interchangeable Rate                                A-1        500,000
                           Health Facility Revenue Bonds, (Town and Country
                           Manor Project), Series 1990, Variable Rate Demand
                           Bonds, 3.500%, 10/01/20+
------------------------------------------------------------------------------------------------------------------------------
         $  2,100,000    Total Temporary Investments -- 0.9%                                                         2,100,000
=====================---------------------------------------------------------------------------------------------------------
                         Other Assets Less Liabilities -- 0.3%                                                         721,996
                         -----------------------------------------------------------------------------------------------------
                         Net Assets -- 100%                                                                       $227,968,083
                         =====================================================================================================

                         All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                         * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                         ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                         (DD) Security purchased on a delayed delivery basis
                              (see note 1 to the Notes to Financial Statements)

                         + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


25                               See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
August 31, 1997

                                                                                       California
                                                                      California          Insured
-------------------------------------------------------------------------------------------------
Assets
Investment in municipal securities, at market value (note 1)        $237,475,785     $225,146,087
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)          3,900,000        2,100,000
Cash                                                                     230,814          100,389
Receivables:
  Interest                                                             3,695,438        3,571,416
  Investments sold                                                       105,000           85,000
  Shares sold                                                             65,487          253,369
Other assets                                                               1,159           57,197
-------------------------------------------------------------------------------------------------
      Total assets                                                   245,473,683      231,313,458
-------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                4,900,908        2,405,110
  Shares redeemed                                                         68,360          205,813
Accrued expenses:
  Management fees (note 6)                                               110,772          105,593
  12b-1 distribution and service fees (notes 1 and 6)                      5,637            7,485
  Other                                                                   21,720           52,428
Dividends payable                                                        636,057          568,946
-------------------------------------------------------------------------------------------------
      Total liabilities                                                5,743,454        3,345,375
-------------------------------------------------------------------------------------------------
Net assets (note 7)                                                 $239,730,229     $227,968,083
=================================================================================================
Class A Shares (note 1)
Net assets                                                          $ 24,193,048     $ 32,484,479
Shares outstanding                                                     2,251,935        3,005,330
Net asset value and redemption price per share                      $      10.74     $      10.81
Offering price per share (net asset value per share plus
   maximum sales charge of 4.20% of offering price)                 $      11.21     $      11.28
=================================================================================================
Class B Shares (note 1)
Net assets                                                          $    985,818     $    986,816
Shares outstanding                                                        91,703           91,276
Net asset value, offering and redemption price per share            $      10.75     $      10.81
=================================================================================================
Class C Shares (note 1)
Net assets                                                          $  1,660,636     $  2,385,070
Shares outstanding                                                       154,556          222,220
Net asset value, offering and redemption price per share            $      10.74     $      10.73
=================================================================================================
Class R Shares (note 1)
Net assets                                                          $212,890,727     $192,111,718
Shares outstanding                                                    19,779,713       17,809,058
Net asset value, offering and redemption price per share            $      10.76     $      10.79
=================================================================================================

26                               See accompanying notes to financial statements.

Statement of Operations (Unaudited)                                  Nuveen Municipal Bond Funds
Six months ended August 31, 1997                               August 31, 1997 Semiannual Report

                                                                                      California
                                                                      California         Insured
------------------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                   $7,160,226      $6,625,469
------------------------------------------------------------------------------------------------

Expenses
Management fees (note 6)                                                 646,558         615,423
12b-1 service fees - Class A (notes 1 and 6)                              22,371          30,126
12b-1 distribution and service fees - Class B (notes 1 and 6)              1,979           2,505
12b-1 distribution and service fees - Class C (notes 1 and 6)              4,587           7,260
Shareholders' servicing agent fees and expenses                           71,592          59,931
Custodian's fees and expenses                                             29,349          29,576
Trustees' fees and expenses (note 6)                                       2,349           2,243
Professional fees                                                          7,943           8,076
Shareholders' reports - printing and mailing expenses                     39,745          36,649
Federal and state registration fees                                          910             152
Portfolio insurance expense                                                   --           8,835
Other expenses                                                             8,680           6,964
------------------------------------------------------------------------------------------------
Total expenses                                                           836,063         807,740
------------------------------------------------------------------------------------------------
Net investment income                                                  6,324,163       5,817,729
------------------------------------------------------------------------------------------------

Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)           949,601         200,178
Net change in unrealized appreciation or depreciation
  of investments                                                       2,514,896       2,061,523
------------------------------------------------------------------------------------------------
Net gain from investments                                              3,464,497       2,261,701
------------------------------------------------------------------------------------------------
Net increase in net assets from operations                            $9,788,660      $8,079,430
================================================================================================

                                 See accompanying notes to financial statements.
27

Statement of Changes in Net Assets (Unaudited)

                                                                                 California
                                                                   ---------------------------------------
                                                                   Six months ended             Year ended
                                                                            8/31/97                2/28/97
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                  $  6,324,163           $ 12,366,634
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                           949,601                169,342
Net change in unrealized appreciation or depreciation
  of investments                                                          2,514,896                 27,943
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                9,788,660             12,563,919
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                  (566,539)              (850,904)
  Class B                                                                    (8,150)                    --
  Class C                                                                   (26,618)               (33,408)
  Class R                                                                (5,691,017)           (11,568,807)
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                (6,292,324)           (12,453,119)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                          8,891,039             21,474,243
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                    3,867,266              7,567,054
----------------------------------------------------------------------------------------------------------
                                                                         12,758,305             29,041,297
----------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                 (12,351,074)           (23,108,724)
----------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                     407,231              5,932,573
----------------------------------------------------------------------------------------------------------
Net increase in net assets                                                3,903,567              6,043,373
Net assets at the beginning of period                                   235,826,662            229,783,289
----------------------------------------------------------------------------------------------------------
Net assets at the end of period                                        $239,730,229           $235,826,662
==========================================================================================================
Balance of undistributed net investment income at end of period        $     88,309           $     56,470
==========================================================================================================

28
                                 See accompanying notes to financial statements.

                                                                               Nuveen Municipal Bond Funds
                                                                         August 31, 1997 Semiannual Report


                                                                             California Insured
                                                                   ---------------------------------------
                                                                   Six months ended             Year ended
                                                                            8/31/97                2/28/97
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                  $  5,817,729           $ 11,661,339
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                           200,178               (196,727)
Net change in unrealized appreciation or depreciation
  of investments                                                          2,061,523             (1,102,480)
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                8,079,430             10,362,132
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                  (748,392)            (1,112,015)
  Class B                                                                   (10,798)                    --
  Class C                                                                   (42,874)               (49,035)
  Class R                                                                (5,020,967)           (10,458,018)
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                (5,823,031)           (11,619,068)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                         12,134,306             25,329,867
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                    3,455,722              6,819,379
----------------------------------------------------------------------------------------------------------
                                                                         15,590,028             32,149,246
----------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                 (14,747,892)           (29,955,249)
----------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                     842,136              2,193,997
----------------------------------------------------------------------------------------------------------
Net increase in net assets                                                3,098,535                937,061
Net assets at the beginning of period                                   224,869,548            223,932,487
----------------------------------------------------------------------------------------------------------
Net assets at the end of period                                        $227,968,083           $224,869,548
==========================================================================================================
Balance of undistributed net investment income at end of period        $    171,116           $    176,418
==========================================================================================================

29

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies
The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen California Municipal Bond Fund ("California") and the Nuveen California Insured Municipal Bond Fund ("California Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company (Nuveen), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December, 1996.

After the close of business on January 31, 1997, California and California Insured were renamed and reorganized into the Trust. Prior to the reorganization, California (formerly Nuveen California Tax-Free Value Fund) and California Insured (formerly Nuveen California Insured Tax-Free Value Fund) were each a series of the Nuveen California Tax-Free Bond Fund, Inc., an open-end diversified management investment company.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their when-issued and delayed delivery purchase commitments. At August 31, 1997, California and California Insured had outstanding purchase commitments of $4,900,908 and $2,405,110, respectively.

                                                     Nuveen Municipal Bond Funds
                                               August 31, 1997 Semiannual Report
Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary net taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state personal income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Insurance
California Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge buy may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended August 31, 1997.

Expense Allocation
Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

                                                                                           Nuveen Municipal Bond Funds
                                                                                     August 31, 1997 Semiannual Report

2. Fund Shares
Transactions in Fund shares were as follows:

                                                                                California
                                                     -----------------------------------------------------------------
                                                         Six months ended                            Year ended
                                                              8/31/97                                  2/28/97
                                                     -----------------------------------------------------------------
                                                     Shares             Amount                 Shares           Amount
----------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           422,982       $  4,487,654                834,264     $  8,711,708
  Class B                                            91,458            969,092                     --               --
  Class C                                            79,597            852,049                 41,611          437,417
  Class R                                           242,537          2,582,244              1,174,955       12,325,118
Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                            29,748            315,182                 43,465          455,861
  Class B                                               245              2,623                     --               --
  Class C                                             1,687             17,852                  2,382           24,945
  Class R                                           332,864          3,531,609                675,181        7,086,248
----------------------------------------------------------------------------------------------------------------------
                                                  1,201,118         12,758,305              2,771,858       29,041,297
----------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                          (144,337)        (1,537,815)              (135,750)      (1,422,346)
  Class B                                                --                 --                     --               --
  Class C                                           (21,450)          (228,229)               (13,949)        (144,511)
  Class R                                          (998,034)       (10,585,030)            (2,059,535)     (21,541,867)
----------------------------------------------------------------------------------------------------------------------
                                                 (1,163,821)       (12,351,074)            (2,209,234)     (23,108,724)
----------------------------------------------------------------------------------------------------------------------
Net increase                                         32,297       $     407,231               562,624     $  5,932,573
======================================================================================================================


                                                                             California Insured
                                                     -----------------------------------------------------------------
                                                         Six months ended                            Year ended
                                                              8/31/97                                  2/28/97
                                                     -----------------------------------------------------------------
                                                     Shares             Amount                 Shares           Amount
----------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           596,727       $  6,349,996              1,300,597     $ 13,757,024
  Class B                                            91,195            970,494                     --               --
  Class C                                            72,179            770,770                 91,768          972,104
  Class R                                           377,701          4,043,046              1,001,613       10,600,739
Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                            37,268            398,245                 52,994          563,347
  Class B                                                95              1,036                     --               --
  Class C                                             2,676             28,414                  3,107           32,774
  Class R                                           284,117          3,028,027                587,632        6,223,258
----------------------------------------------------------------------------------------------------------------------
                                                  1,461,958         15,590,028              3,037,711       32,149,246
----------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                          (207,365)        (2,205,584)              (378,089)      (4,026,630)
  Class B                                               (14)              (155)                    --               --
  Class C                                           (14,389)          (153,668)               (30,587)        (320,023)
  Class R                                        (1,162,614)       (12,388,485)            (2,426,927)     (25,608,596)
----------------------------------------------------------------------------------------------------------------------
                                                 (1,384,382)       (14,747,892)            (2,835,603)     (29,955,249)
----------------------------------------------------------------------------------------------------------------------
Net increase                                         77,576       $    842,136                202,108     $  2,193,997
======================================================================================================================

                                                     Nuveen Municipal Bond Funds
                                               August 31, 1997 Semiannual Report

3. Distributions to Shareholders
On September 9, 1997, the Funds declared dividend distributions from their tax-exempt net investment income which were paid on October 1, 1997, to shareholders of record on September 9, 1997, as follows:

                                              California     California Insured
-------------------------------------------------------------------------------
Dividend per share:
  Class A                                        $ .0455                $ .0450
  Class B                                          .0390                  .0380
  Class C                                          .0405                  .0395
  Class R                                          .0475                  .0465
===============================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended August 31, 1997, were as follows:

                                              California     California Insured
-------------------------------------------------------------------------------
Purchases
  Investments in municipal securities        $75,420,191            $46,273,226
  Temporary municipal investments             24,580,000             28,100,000
Sales
  Investments in municipal securities         75,414,819             45,284,521
  Temporary municipal investments             21,680,000             26,600,000
===============================================================================

At August 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At February, 28, 1997, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryovers will expire as follows:

                                              California     California Insured
-------------------------------------------------------------------------------
Expiration year:
  2003                                       $   595,964            $   341,931
  2005                                                --                196,727
-------------------------------------------------------------------------------
Total                                        $   595,964            $   538,658
===============================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 1997, were as follows:

                                              California     California Insured
-------------------------------------------------------------------------------
Gross unrealized:
  appreciation                               $14,666,657            $15,319,518
  depreciation                                   (10,223)               (41,191)
-------------------------------------------------------------------------------
Net unrealized appreciation                  $14,656,434            $15,278,327
===============================================================================

35

6. Management Fee and Other Transactions with Affiliates
Under the Trusts' investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average daily net asset value                                    Management fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
--------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of California and .975 of 1% of the average daily net asset value of California Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may voluntarily reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended August 31, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $97,300 and $149,300 for California and California Insured, respectively, of which approximately $83,500 and $126,800, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended August 31, 1997, the Distributor compensated authorized dealers directly with approximately $48,500 and $44,900 in commission advances at the time of purchase for California and California Insured, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 1997, the Distributor retained approximately $4,900 and $6,900 in such 12b-1 fees for California and California Insured, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

                                                     Nuveen Municipal Bond Funds
                                               August 31, 1997 Semiannual Report


7. Composition of Net Assets
At August 31, 1997, each Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                            California       California Insured
-------------------------------------------------------------------------------
Capital paid-in                           $224,627,715            $212,857,120
Balance of undistributed net
  investment income                             88,309                 171,116
Accumulated net realized gain (loss)
  from investment transactions                 357,771                (338,480)
Net unrealized appreciation
  of investments                            14,656,434              15,278,327
-------------------------------------------------------------------------------
Net assets                                $239,730,229            $227,968,083
===============================================================================

37

Financial Highlights (Unaudited)

Selected data for a common share outstanding throughout each period is as follows:

Class (Inception date)                          Operating performance           Less distributions
                                              --------------------------    ---------------------------
                                                                     Net
California                              Net                 realized and     Dividends                         Net          Total
                                      asset                   unrealized     from tax-                       asset         return
                                      value          Net     gain (loss)    exempt net    Distributions      value         on net
                                  beginning   investment            from    investment     from capital     end of          asset
Year ending February 28/29,       of period    income(b)     investments        income            gains     period       value(a)
---------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  1998(f)                            $10.58         $.27            $.16        $ (.27)         $    --     $10.74           4.15%
  1997                                10.58          .55            (.01)         (.54)              --      10.58           5.29
  1996                                10.10          .55             .47          (.54)              --      10.58          10.36
  1995(d)                             10.21          .27            (.03)         (.28)            (.07)     10.10           2.52
Class B (3/97)
  1998(g)                             10.56          .23             .19          (.23)              --      10.75           4.06
Class C (9/94)
  1998(f)                             10.58          .24             .16          (.24)              --      10.74           3.86
  1997                                10.58          .47            (.01)         (.46)              --      10.58           4.53
  1996                                10.10          .47             .47          (.46)              --      10.58           9.53
  1995(c)                             10.04          .22             .13          (.22)            (.07)     10.10           3.71
Class R (7/86)
  1998(f)                             10.61          .29             .15          (.29)              --      10.76           4.16
  1997                                10.60          .57             .01          (.57)              --      10.61           5.67
  1996                                10.13          .58             .46          (.57)              --      10.60          10.54
  1995                                10.74          .58            (.53)         (.59)            (.07)     10.13            .78
  1994                                10.85          .60            (.05)         (.60)            (.06)     10.74           5.08
  1993                                10.14          .63             .71          (.63)              --      10.85          13.66
  1992 (d)                             9.92          .43             .22          (.43)              --      10.14           6.61
  1991 (e)                             9.79          .64             .13          (.64)              --       9.92           8.16
  1990 (e)                             9.85          .64            (.06)         (.64)              --       9.79           6.14
  1989 (e)                             9.24          .65             .61          (.65)              --       9.85          14.12
  1988 (e)                             9.28          .65            (.04)         (.65)              --       9.24           6.87
---------------------------------------------------------------------------------------------------------------------------------

     *   Annualized.
     (a) Total returns are calculated on net asset value without sales charge and are not annualized.
     (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
     (c) From commencement of class operations as noted.
     (d) For the eight months ending February 29.
     (e) For the year ending June 30.
     (f) For the six months ending August 31, 1997.
     (g) From commencement of class operations as noted through August 31, 1997.


                                                                                       Nuveen Municipal Bond Funds
                                                                                     August 31, 1997 Annual Report

                                             Ratios/Supplemental data
------------------------------------------------------------------------------------------------------------------
                                          Ratio                                       Ratio
                                         of net                                      of net
                    Ratio of         investment             Ratio of             investment
                    expenses          income to             expenses              income to
                  to average            average           to average                average
                  net assets         net assets           net assets             net assets
    Net assets        before             before                after                  after              Portfolio
 end of period    reimburse-         reimburse-           reimburse-             reimburse-               turnover
(in thousands)          ment               ment              ment(b)                ment(b)                   rate
------------------------------------------------------------------------------------------------------------------
      $ 24,193           .88%*             5.14%*                .88%*                 5.14%*                   32%
        20,571           .94               5.16                  .94                   5.16                     74
        12,709          1.00               5.23                  .96                   5.27                     36
         3,146          1.41*              5.40*                1.00*                  5.81*                    32

           986          1.62*              4.33*                1.62*                  4.33*                    32

         1,661          1.43*              4.57*                1.43*                  4.57*                    32
         1,003          1.67               4.44                 1.67                   4.44                     74
           684          1.84               4.39                 1.71                   4.52                     36
           200          2.41*              4.37*                1.75*                  5.03*                    32

       212,891           .68*              5.35*                 .68*                  5.35*                    32
       214,253           .70               5.41                  .70                   5.41                     74
       216,390           .71               5.53                  .71                   5.53                     36
       208,080           .71               5.83                  .71                   5.83                     32
       218,430           .73               5.47                  .73                   5.47                     19
       183,215           .71               6.05                  .71                   6.05                      5
       133,377           .67*              6.30*                 .67*                  6.30*                     -
       107,508           .69               6.48                  .69                   6.48                     15
        78,704           .69               6.51                  .69                   6.51                      8
        52,048           .77               6.77                  .75                   6.79                     22
        29,640           .88               6.91                  .70                   7.09                     48
------------------------------------------------------------------------------------------------------------------


Class (Inception date)                         Operating performance            Less distributions
                                             --------------------------     --------------------------

                                                                    Net
California Insured                    Net                  realized and      Dividends                       Net       Total
                                    asset                    unrealized      from tax-                     asset      return
                                    value           Net     gain (loss)     exempt net    Distribution     value      on net
                                beginning    investment            from     investment    from capital    end of       asset
Year ending February 28/29,     of period     income(b)     investments         income           gains    period    value(a)
-----------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  1998(f)                          $10.70          $.27           $ .11          $(.27)           $ --    $10.81        3.60%
  1997                              10.76           .55            (.08)          (.53)             --     10.70        4.57
  1996                              10.25           .53             .51           (.53)             --     10.76       10.32
  1995(c)                           10.22           .26             .07           (.27)           (.03)    10.25        3.33
Class B (3/97)
  1998(g)                           10.67           .22             .15           (.23)             --     10.81        3.49
Class C (9/94)
  1998(f)                           10.63           .24             .10           (.24)             --     10.73        3.21
  1997                              10.67           .46            (.05)          (.45)             --     10.63        3.99
  1996                              10.15           .45             .51           (.44)             --     10.67        9.67
  1995(c)                           10.06           .21             .13           (.22)           (.03)    10.15        3.45
Class R (7/86)
  1998(f)                           10.68           .28             .11           (.28)             --     10.79        3.70
  1997                              10.74           .56            (.07)          (.55)             --     10.68        4.81
  1996                              10.23           .56             .51           (.55)             --     10.75       10.63
  1995                              10.67           .56            (.41)          (.56)           (.03)    10.23        1.68
  1994                              10.85           .56            (.10)          (.56)           (.08)    10.67        4.27
  1993                              10.01           .58             .87           (.58)           (.04)    10.84       15.05
  1992(d)                            9.65           .40             .36           (.40)             --     10.01        7.99
  1991(e)                            9.48           .60             .18           (.61)             --      9.65        8.43
  1990(e)                            9.63           .61            (.15)          (.61)             --      9.48        4.93
  1989(e)                            9.02           .61             .61           (.61)             --      9.63       13.97
  1988(e)                            8.98           .60             .04           (.60)             --      9.02        7.44
-----------------------------------------------------------------------------------------------------------------------------

               *  Annualized.
              (a) Total returns are calculated on net asset value without sales charge and are not annualized.
              (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
              (c) From commencement of class operations as noted.
              (d) For the eight months ending February 29.
              (e) For the year ending June 30.
              (f) For the six months ending August 31, 1997.
              (g) From commencement of class operations as noted through
                  August 31, 1997.


                                                                         Nuveen Municipal Bond Funds
                                                                       August 31, 1997 Annual Report

                                 Ratios/Supplemental data
----------------------------------------------------------------------------------------------------
                                           Ratio                               Ratio
                                          of net                              of net
                        Ratio of      investment           Ratio of       investment
                        expenses       income to           expenses        income to
                      to average         average         to average          average
                      net assets      net assets         net assets       net assets
    Net assets            before          before              after            after       Portfolio
 end of period        reimburse-      reimburse-         reimburse-       reimburse-        turnover
(in thousands)              ment            ment            ment(b)          ment(b)            rate
----------------------------------------------------------------------------------------------------
      $ 32,484               .88%*          4.98%*              .88%*           4.98%*            21%
        27,598               .94            5.05                .94             5.05              51
        17,250               .98            4.99                .97             5.00              38
         4,753              1.24*           5.26*              1.05*            5.45*             25

           987              1.62*           4.16*              1.62*            4.16*             21

         2,385              1.43*           4.42*              1.43*            4.42*             21
         1,719              1.67            4.32               1.67             4.32              51
         1,040              1.74            4.23               1.71             4.26              38
           222              2.44*           4.05*              1.80*            4.69*             25

       192,112               .68*           5.18*               .68*            5.18*             21
       195,553               .69            5.30                .69             5.30              51
       205,642               .70            5.29                .70             5.29              38
       198,928               .70            5.60                .70             5.60              25
       208,115               .71            5.12                .71             5.12              14
       168,852               .75            5.72                .75             5.72               9
       100,933               .64*           5.97*               .64*            5.97*              7
        74,551               .68            6.26                .68             6.26              29
        50,625               .70            6.36                .70             6.36              13
        35,032               .82            6.52                .82             6.52              23
        22,394               .99            6.60                .82             6.77              31
----------------------------------------------------------------------------------------------------

Shareholder Information

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate-Term
Limited Term

State Funds
Alabama         Michigan
Arizona         Missouri
California      New Jersey
Colorado        New Mexico
Connecticut     New York
Florida         North Carolina
Georgia         Ohio
Kansas          Pennsylvania
Kentucky        South Carolina
Louisiana       Tennessee
Maryland        Virginia
Massachusetts   Wisconsin

To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser or Nuveen at (800) 621-7227.

Fund Information


Board of Trustees
Robert P. Bremmer
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Custodian
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

Transfer Agent,
Shareholder Services and
Dividend Disbursing Agent
Shareholder Services, Inc.
Nuveen Investor Services
P.O. Box 5330
Denver, CO 80217-5330

(800) 621-7227

Legal Counsel
Fried, Frank, Harris,
Shriver  & Jacobson
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, Illinois

Serving Investors
for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

NUVEEN

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach - purchasing securities of strong companies and communities that represent good long-term value - is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com

NUVEEN
Municipal
Bond Funds


August 31, 1997

Semiannual Report

Dependable, tax-free income
to help you keep more of
what you earn.

                                        [PHOTO APPEARS HERE]






Connecticut

Contents


 1   Dear Shareholder

 3   Answering Your Questions

 6   Connecticut Performance
     Overview

 9   Financial Section

30   Shareholder Information

31   Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime
to build. Once achieved,
it should be preserved.


It is a pleasure to report to you on the performance of the Nuveen Flagship Connecticut Municipal Bond Fund. The fund performed well over the past six months, rewarding investors with attractive tax-free income, consistent performance and capital preservation.

For the 12 months ended August 31, 1997, the fund provided Class A shareholders with a total return on net asset value of 8.84%, outpacing the average return on net asset value of 8.38% for the Lipper Connecticut Municipal Bond Category. The fund was ranked among the top quartile of funds in this peer group.

This strong performance was achieved in an environment of periodic interest rate volatility. Positive news on the inflation front helped soften the effects of a hike in short-term interest rates by the Federal Reserve Board in late March. After tightening short-term interest rates by 0.25%, the Federal Reserve demonstrated its confidence in the economy's path by maintaining the status quo at subsequent meetings.

So far in 1997, investors have focused their attention on fiscal issues such as the federal budget accord and tax cut measures, including a reduction in the capital gains tax. The economy continued to experience record expansion and the lowest unemployment rates in almost two decades, a combination that in the past has predictably been accompanied by an increase in inflation. Current

"The fund performed well
over the past six months,
rewarding investors with
attractive tax-free income,
consistent performance
and capital preservation."


conditions, however, give every indication that inflation is under control.

Nuveen's financial products and services continue to evolve as we extend our commitment to helping prudent investors achieve their investment goals. In addition to our 35 municipal mutual funds, Nuveen now offers a variety of other products and services designed for the distinct needs of investors who rely on their investment portfolios as their principal source of income and financial security. We recently celebrated the successful first year of our high-performing Nuveen Growth and Income Stock Fund, as well as two new balanced stock and bond funds. We have also expanded our private asset management service by acquiring Rittenhouse Financial Services, a well-respected provider of growth investment management services.

Nuveen prides itself on helping more than 1.3 million investors achieve their financial goals by providing quality investment solutions that withstand the test of time. We thank you for your confidence in Nuveen and our family of investments, and we look forward to reporting to you again in six months.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

October 1, 1997

Answering Your Questions


Portfolio Manager Rick Huber talks about the municipal bond market and offers insights into the factors that affected fund performance over the past year.

What key economic and market factors affected the fund's performance over the past year?

The combination of strong economic growth and low inflation has led to slightly falling bond yields over the past year. Periodic volatility in the bond market created a positive environment for the fund, providing a number of opportunities to purchase attractive bonds at a discount during brief declines in the market. The market also experienced a significant tightening of credit spreads during the year, meaning that the difference in the yields of high-quality and low-quality bonds was gradually reduced to the smallest levels we've seen in many years. This allowed us to purchase very high quality bonds for the portfolio without sacrificing much yield.

The Connecticut municipal market experienced very tight supply levels as the economy continues to feel the effects of the recession of the early 1990s. Also, state support and tax benefits for municipal bond issuance continue to decline, resulting in few in-state bonds being issued. Fortunately, we anticipated these supply problems several years ago, and structured the fund to remain stable through this market environment.

"By maintaining high
credit quality and being
structured to withstand
limited supply, the fund
continues to perform well
throughout market cycles."


Given these market conditions, how has the fund performed?

As Tim mentioned in his letter to shareholders, the fund performed well during the one-year period ended August 31, 1997. The fund outperformed its peer group average and was ranked favorably by Lipper Analytical Services. In addition to strong total returns, the fund continued to produce consistent dividends and generated an annual tax-free yield of 4.53% for Class A shares. Investors in the 34% combined state and federal income tax bracket would have had to earn at least 6.86% on taxable alternatives to equal that yield on an after-tax basis. By maintaining high credit quality and being structured to withstand limited supply, the fund continues to perform well throughout market cycles.

What strategies did you use to add value?

Because of the tight supply of Connecticut bonds, we looked to other areas to find quality bonds that provided double tax-exemption, rather than sacrificing credit quality with state bonds that do not meet our credit standards for the fund. For example, we found several U.S. Territory issues, such as bonds from Puerto Rico, that proved to be a great addition to the fund. Bonds from U.S. Territories are exempt from state as well as federal taxes in Connecticut. In addition, we found value in a number of smaller issues that were largely overlooked by the retail market.

What is your outlook for the municipal market?

As long as interest rates remain relatively stable, we foresee no major supply changes in the national municipal bond market. New issuance will likely expand somewhat as the economy continues to grow. However, if the volatility in the equity market continues at current levels, we expect demand for bonds to grow as shareholders move some of their assets from stocks into bonds.

Although the state economy is still recovering from its economic downturn, we believe that the worst is over and the economy in Connecticut, and all along the East Coast, will continue to improve. As a result, we anticipate an increased supply of municipal bonds in the coming months.

What strategies will you employ in the coming year?

We will continue to improve call protection, which will add to the dividend stability of the fund and reduce its susceptibility to future interest rate declines. In addition, we will focus on improving the yield of the fund as credit spreads begin to widen and we are able to seek more value in lower-rated (but still investment-grade quality) bonds with higher yields. In the meantime, however, we will strive to take advantage of the opportunities presented by tight credit spreads to increase the quality of the fund without significantly sacrificing yield.

Connecticut
Performance Overview

As of August 31, 1997

Fund Highlights
===============================================================================
Share Class                               A           B           C           R
Inception Date                         7/87        2/97       10/93        2/97
 ...............................................................................
Net Asset Value (NAV)                $10.62      $10.60      $10.60      $10.64
 ...............................................................................
CUSIP                             67065N886   67065N878   67065N860   67065N852
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total Net Assets ($000)                                                $219,461
 ...............................................................................
Average Weighted Maturity (years)                                         19.61
 ...............................................................................
Average Weighted Duration (years)                                          7.21
-------------------------------------------------------------------------------

Annualized Total Return/1/
===============================================================================
Share Class            A(NAV)      A(Offer)           B           C           R
1-Year                  8.84%         4.27%       7.93%       8.27%       9.15%
 ...............................................................................
5-Year                  6.54%         5.63%       5.90%       5.92%       6.60%
 ...............................................................................

10-Year                 7.66%         7.20%       7.19%       7.05%       7.69%
-------------------------------------------------------------------------------

Tax-Free Yields
===============================================================================
Share Class            A(NAV)      A(Offer)           B           C           R
Dist Rate               5.25%         5.03%       4.53%       4.70%       5.47%
SEC 30-Day Yld          4.53%         4.34%       3.78%       3.98%       4.73%
Taxable Equiv Yld/2/    6.86%         6.58%       5.73%       6.03%       7.17%

1 Class A Share returns are actual. Class B, C and R Share returns are actual for the period since class inception; returns prior to Class inception are Class A Share returns adjusted (in the case of Class B and Class C) for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C Shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 34.0%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

-----
6

Nuveen Flagship Connecticut Municipal Bond Fund
August 31, 1997 Semiannual Report

Credit Quality
[PIE CHART APPEARS HERE]

AA                   19%
A                    25%
BBB/NR                6%
AAA                  50%


Diversification
[PIE CHART APPEARS HERE]

General Obligation    9%
Escrowed Bonds        9%
Housing              11%
Education            16%
Pollution Control     4%
Health Care          35%
Other                16%

Dividend History (A Shares)
[BAR CHART APPEARS HERE]


  9/30/1996    0.04574
 10/31/1996    0.04726
 11/30/1996    0.04574
 12/31/1996    0.04726
  1/31/1997    0.04739
  2/28/1997     0.0465
  3/31/1997     0.0465
  4/30/1997     0.0465
  5/31/1997     0.0465
  6/30/1997     0.0465
  7/31/1997     0.0465
  8/31/1997     0.0465

Financial Section



    Contents

10  Portfolio of Investments

18  Statement of Net Assets

19  Statement of Operations

20  Statement of Changes in Net Assets

21  Notes to Financial Statements

27  Financial Highlights

Portfolio of Investments (Unaudited)

Nuveen Flagship Connecticut

            Principal                                                            Optional Call                   Market
               Amount    Description                                               Provisions*   Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------
                         Education -- 12.1%

        $     250,000    Connecticut State Health and Educational Facilities       7/99 at 102    BBB+      $   259,428
                           Authority, Fairfield University, Series F,
                           6.900%, 7/01/14

            8,285,000    Connecticut State Health and Educational Facilities       7/03 at 103    BBB-        8,241,090
                           Authority, Quinnipiac College, Series D,
                           6.000%, 7/01/23

                         Connecticut State Health and Educational Facilities
                         Authority, Sacred Heart University, Series B:
              500,000      5.700%, 7/01/16                                         7/03 at 102    BBB-          482,070
            2,200,000      5.800%, 7/01/23                                         7/03 at 102    BBB-        2,111,736

            1,000,000    Connecticut State Health and Educational Facilities       5/02 at 102     AAA        1,027,060
                           Authority, Yale University, 5.929%, 6/10/30

            4,000,000    Connecticut State Health and Educational Facilities       7/04 at 102     AAA        4,244,640
                           Authority, Trinity College, Series D,
                           6.125%, 7/01/24

            2,000,000    Connecticut State Health and Educational Facilities   7/04 at 101 1/2     AAA        2,102,600
                           Authority, Loomis Chaffee School Project, Series B,
                           6.000%, 7/01/25

            2,500,000    Connecticut State Health and Educational Facilities       7/05 at 101     AAA        2,472,325
                           Authority, Kent School Issue, Series B,
                           5.400%, 7/01/23

            2,240,000    Connecticut State Health and Educational Facilities      11/05 at 102     AAA        2,184,000
                           Authority, Connecticut State University System Issue,
                           Series A, 5.125%, 11/01/15

            1,600,000    Connecticut State Health and Educational Facilities       7/06 at 102     AAA        1,661,472
                           Authority, Trinity College Issue, Series E,
                           5.875% 7/01/26

            1,435,000    Connecticut State Health and Educational Facilities       7/06 at 101     AAA        1,422,587
                           Authority, Loomis Chaffee School Issue, Series C,
                           5.500%, 7/01/26

              320,000    Connecticut State Health and Educational Facilities       1/01 at 102     AAA          349,200
                           Authority, Capital Asset, Series C, 7.000%, 1/01/20
-----------------------------------------------------------------------------------------------------------------------
                         Escrowed to Maturity -- 0.7%***

            1,300,000    Connecticut State Health and Educational Facilities      No opt. call     AAA        1,553,227
                           Authority, Lutheran General Health Care System,
                           Parkside Lodges, 7.375%, 7/01/19

                                 Nuveen Flagship Connecticut Municipal Bond Fund
                                               August 31, 1997 Semiannual Report

            Principal                                                            Optional Call                   Market
               Amount    Description                                               Provisions*   Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------
                         Health Care -- 19.7%

                         Connecticut State Health and Educational Facilities
                         Authority, St. Camillus Health Center Project:
          $ 2,000,000      6.250%, 11/01/18                                       11/04 at 102     AA-      $ 2,123,000
            3,695,000      6.250%, 11/01/18                                       11/04 at 102     AAA        3,974,859

            1,000,000    Connecticut State Health and Educational Facilities      11/04 at 102     AAA        1,076,490
                           Authority, Sharon Health Care Project,
                           6.250%, 11/01/21

            5,000,000    Connecticut State Health and Educational Facilities      11/04 at 102     AAA        5,356,100
                           Authority, St. Joseph's Manor, 6.250%, 11/01/16

            3,000,000    Connecticut State Health and Educational Facilities      11/04 at 102     AAA        3,229,470
                           Authority, Jewish Nursing Home Program,
                           6.250%, 11/01/20

                         Connecticut State Health and Educational Facilities
                         Authority, Nursing Home (Highland):
            1,500,000      7.200%, 11/01/10                                       11/04 at 102     AAA        1,711,215
            4,200,000      7.500%, 11/01/16                                       11/04 at 102     AAA        4,838,904

                         Connecticut State Health and Educational Facilities
                         Authority (Wadsworth Nursing Home):
            1,100,000      7.000%, 11/01/10                                       11/04 at 102     AAA        1,254,891
            1,000,000      7.500%, 11/01/16                                       11/04 at 102     AAA        1,152,120

            2,000,000    Connecticut  State Health and Educational Facilities     11/04 at 102     AAA        2,281,400
                           Authority, Nursing Home Program, AHF/ Hartford,
                           7.125%, 11/01/24

            4,115,000    Connecticut State Health and Educational Facilities      11/06 at 102     AA-        4,172,199
                           Authority (Abbott Terrace Health Center Project)
                           Series A, 5.750%, 11/01/13

            4,365,000    Connecticut State Health and Educational Facilities      11/06 at 102     AA-        4,635,150
                           Authority, Revenue Refunding (Fairfield Health
                           Center Project), 6.250%, 11/01/21

            7,000,000    Connecticut State Development Authority, Health Care      9/02 at 102     A2         7,510,510
                           Project (Duncaster Inc. Project), 6.750%, 9/01/15
-----------------------------------------------------------------------------------------------------------------------
                         Hospitals -- 14.5%

              100,000    Connecticut State Health and Educational Facilities
                           Authority (St. Mary's Hospital), Issue B,
                           7.600%, 7/01/03                                         7/98 at 102     Aaa          105,010

Portfolio of Investments (Unaudited)

            Principal                                                            Optional Call                   Market
               Amount    Description                                               Provisions*   Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------
                         Hospitals -- continued

                         Connecticut State Health and Educational Facilities
                         Authority (Greenwich Academy), Series A:
          $ 1,000,000      5.700%, 3/01/16                                         3/06 at 101     AAA      $ 1,031,900
            2,000,000      5.750%, 3/01/26                                         3/06 at 101     AAA        2,063,660

            2,600,000    Connecticut State Health and Educational Facilities       7/00 at 102     AAA        2,817,022
                           Authority (Bristol Hospital), Issue A, 7.000%, 7/01/20

              190,000    Connecticut State Health and Educational Facilities       7/00 at 102     Aaa          208,943
                            Authority (St. Mary's Hospital), Series C,
                            7.375%, 7/01/20

            1,750,000    Connecticut State Health and Educational Facilities       7/00 at 102     AAA        1,896,073
                           Authority (Waterbury Hospital), Issue B,
                           7.000%, 7/01/20

              900,000    Connecticut State Health and Educational Facilities       7/01 at 102     AAA          978,516
                           Authority (St. Raphael Hospital), Series D,
                           6.625%, 7/01/14

            3,500,000    Connecticut State Health and Educational Facilities       7/02 at 102     AAA        3,733,030
                           Authority (Middlesex Hospital), Series G,
                           6.250%, 7/01/12

            2,000,000    Connecticut State Health and Educational Facilities       7/02 at 102     AAA        2,196,700
                           Authority (Bridgeport Hospital), Series A,
                           6.625%, 7/01/18

            4,200,000    Connecticut State Health and Educational Facilities       7/04 at 102     AAA        4,359,978
                           Authority (New Britain General Hospital),
                           Series B, 6.000%, 7/01/24

            1,100,000    Connecticut State Health and Educational Facilities       7/02 at 102     A+         1,124,618
                           Authority (William W. Backus Hospital),
                           Series C, 6.000%, 7/01/12

            1,645,000    Connecticut State Health and Educational Facilities       7/06 at 102     AAA        1,606,014
                           Authority (Day Kimball Hospital), Series A,
                           5.375%, 7/01/26

                         Connecticut State Health and Educational Facilities
                           Authority (Greenwich Hospital), Series A:
            3,000,000      5.750%, 7/01/16                                         7/06 at 102     AAA        3,075,150
            1,500,000      5.800%, 7/01/26                                         7/06 at 102     AAA        1,538,715

            3,000,000    Connecticut State Health and Educational Facilities       7/06 at 102     AAA        3,053,160
                           Authority, Revenue Refunding, Yale/New Haven
                           Hospital Issue, Series H, 5.700%, 7/01/25

                                 Nuveen Flagship Connecticut Municipal Bond Fund
                                               August 31, 1997 Semiannual Report

            Principal                                                            Optional Call                   Market
               Amount    Description                                               Provisions*   Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------
                         Hospitals -- continued

          $ 2,000,000    Connecticut State Health and Educational Facilities       7/07 at 102     AAA      $ 2,046,420
                           Authority, William W. Backus Hospital, Series D,
                           5.750%, 7/01/27
-----------------------------------------------------------------------------------------------------------------------
                         Housing/Multi Family -- 0.7%

            1,500,000    New Britain Connecticut, Senior Citizens Housing          1/02 at 102     AAA        1,568,205
                           Development Corporation, Mortgage Revenue
                           Refunding Bonds, Nathan Hale Apartments, Series A,
                           6.875%, 7/01/24
-----------------------------------------------------------------------------------------------------------------------
                         Housing/Single Family -- 10.1%

              660,000    Connecticut State Housing Finance Authority, Housing     11/01 at 102     AA           689,370
                           Mortgage Finance Program, Series A-2,
                           7.200%, 11/15/08

              785,000    Connecticut State Housing Finance Authority, Housing     11/02 at 102     AA           830,797
                           Mortgage Finance Program, Series C2,
                           6.700%, 11/15/22

                         Connecticut State Housing Finance Authority, Housing
                           Mortgage Finance Program, Series A:
            1,250,000      6.200%, 5/15/14                                         5/03 at 102     AA         1,313,075
            2,750,000      6.100%, 5/15/17                                         5/04 at 102     AA         2,832,033

            1,240,000    Connecticut State Housing Finance Authority,              5/04 at 102     AA         1,307,394
                           Housing Mortgage Finance Program, Series B-2,
                           6.750%, 5/15/22

            1,500,000    Connecticut State Housing Finance Authority, Housing      5/05 at 102     AA         1,548,630
                           Mortgage Finance Program, Series A-1,
                           6.100%, 5/15/17

            4,160,000    Connecticut State Housing Finance Authority, Housing     11/07 at 102     AA         4,163,162
                           Mortgage Finance Program, Series B-2,
                           5.850%, 11/15/28

            1,000,000    Connecticut State Housing Finance Authority, Housing     11/05 at 102     AA         1,027,560
                           Mortgage Finance Program, Series F-1, 6.000%, 5/15/17

            1,500,000    Connecticut State Housing Finance Authority, Housing      5/06 at 102     AA         1,548,795
                           Mortgage, Series B-1, 6.050%, 5/15/18

            5,000,000    Connecticut State Housing Finance Authority,             11/06 at 102     AA         5,125,650
                            Series E-2, 6.150%, 11/15/27

            1,500,000    Connecticut State Housing Finance Authority, Housing     11/06 at 102     AA         1,525,560
                           Mortgage Finance Program, Series F-2,
                           6.000%, 11/15/27

Portfolio of Investments (Unaudited)

            Principal                                                            Optional Call                   Market
               Amount    Description                                               Provisions*   Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------
                         Industrial Development and Pollution Control -- 3.4%

          $   770,000    Connecticut State Development Authority, Water            6/00 at 102     A+       $   827,812
                           Facility Revenue, Bridgeport Hydraulic Company
                           Project, 7.250%, 6/01/20

            2,000,000    Connecticut State Development Authority, Water           12/03 at 102     AAA        2,231,920
                           Facility Revenue, Connecticut Water Company
                           Project, 6.650%, 12/15/20

            1,750,000    Connecticut State Development Authority, Water            4/07 at 102     A+         1,833,825
                           Facility Revenue, Bridgeport Hydraulic, 6.150%,
                           4/01/35

            2,250,000    Connecticut State Development Authority, Solid Waste      7/05 at 102     AAA        2,610,360
                           Disposal Facilities Revenue, Pfizer Inc. Project,
                           7.000%, 7/01/25
-----------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/Other -- 0.6%

                         New Haven, Connecticut, Easter Seal Goodwill
                         Rehabilitation Project:
              345,000      8.500%, 4/01/01                                        No Opt. Call     N/R          324,542
              995,000      8.875%, 4/01/16                                         4/01 at 102     N/R          936,205
-----------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/Water & Sewer -- 0.5%

            1,000,000    Connecticut State Clean Water Fund, 7.000%, 1/01/11       1/01 at 102     Aaa        1,093,860
-----------------------------------------------------------------------------------------------------------------------
                         Non-State General Obligations -- 7.0%

            3,000,000    Town of Bridgeport, Connecticut, Series A,                3/07 at 101     AAA        2,946,120
                           5.250%, 3/01/17

              325,000    Town of Canterbury, Connecticut, 7.200%, 5/01/09         No Opt. Call      A           389,214

                         Town of Glastonbury, Connecticut:
              200,000      7.200%, 8/15/06                                        No Opt. Call     Aa1          237,152
              200,000      7.200%, 8/15/07                                        No Opt. Call     Aa1          239,546
              200,000      7.200%, 8/15/06                                        No Opt. Call     Aa1          241,108

                         Town of Griswold, Connecticut:
              200,000      7.500%, 4/01/02                                        No Opt. Call     AAA          226,164
              200,000      7.500%, 4/01/03                                        No Opt. Call     AAA          230,680
              200,000      7.500%, 4/01/04                                        No Opt. Call     AAA          234,184
              150,000      7.500%, 4/01/05                                        No Opt. Call     AAA          177,857

              340,000    Town of Middletown, Connecticut, 6.900%, 4/15/06         No Opt. Call     AA           392,006

            1,000,000    City of New Haven, Connecticut, Series A,
                           9.250%, 3/01/02                                        No Opt. Call     AAA        1,110,980

            1,250,000    City of New Haven, Connecticut, 5.750%, 2/15/14           2/05 at 102     AAA        1,283,913


                                 Nuveen Flagship Connecticut Municipal Bond Fund
                                               August 31, 1997 Semiannual Report


   Principal                                                            Optional Call                         Market
      Amount   Description                                               Provisions*     Ratings**             Value
--------------------------------------------------------------------------------------------------------------------
               Non-State General Obligations - continued

               City of New London, Connecticut:
$    120,000     7.300%, 12/01/05                                        No Opt. Call        A+        $     141,809
     100,000     7.300%, 12/01/07                                        No Opt. Call        A+              120,702

               Town of Old Saybrook, Connecticut:
     160,000     7.400%, 5/01/08                                         No Opt. Call         A              193,069
     160,000     7.400%, 5/01/09                                         No Opt. Call         A              194,424
     275,000     6.500%, 2/15/10                                         No Opt. Call       AAA              314,559
     270,000     6.500%, 2/15/11                                         No Opt. Call       AAA              309,614

     925,000   Town of Oxford, Connecticut, 7.000%, 2/01/09               2/00 at 102       AAA              995,846

               Town of Plainfield, Connecticut:
     225,000     7.000%, 9/01/00                                         No Opt. Call         A              239,218
     100,000     7.000%, 9/01/01                                         No Opt. Call         A              107,817
     100,000     7.100%, 9/01/02                                          9/01 at 102         A              107,619
     310,000     7.100%, 9/01/03                                          9/01 at 102         A              334,289
     100,000     7.200%, 9/01/04                                          9/01 at 102         A              107,815
     335,000     7.250%, 9/01/06                                          9/01 at 102         A              372,071
     335,000     7.300%, 9/01/08                                          9/01 at 102         A              370,989
     155,000     7.300%, 9/01/10                                          9/01 at 102         A              170,458

               City of Torrington, Connecticut:
     700,000     6.400%, 5/15/11                                          5/02 at 102       AAA              760,956
     680,000     6.400%, 5/15/12                                          5/02 at 102       AAA              739,214

     535,000   City of Waterbury, Connecticut, 7.250%, 3/01/01           No Opt. Call       BBB-             578,800

               Town of Winchester, Connecticut:
     140,000     6.750%, 4/15/06                                         No Opt. Call        A1              160,583
     140,000     6.750%, 4/15/07                                         No Opt. Call        A1              161,893
     140,000     6.750%, 4/15/08                                         No Opt. Call        A1              162,383
     140,000     6.750%, 4/15/09                                         No Opt. Call        A1              163,283
     140,000     6.750%, 4/15/10                                         No Opt. Call        A1              163,586

     725,000   Town of Woodstock, Connecticut, Special Obligation         3/00 at 103       AAA              786,698
                 Revenue, 6.900%, 3/01/06
--------------------------------------------------------------------------------------------------------------------
               Pre-refunded - 7.9%***

   3,140,000   Connecticut State Health and Educational Facilities        7/03 at 100       AAA            3,503,800
                 Authority (University of Hartford), Series C,
                 8.000%, 7/01/18

   1,000,000   Connecticut State Health and Educational Facilities        7/00 at 102       N/R            1,098,290
                 Authority (Taft School), Series A, 7.375%, 7/01/20

   5,500,000   Connecticut State Health and Educational Facilities        7/00 at 102       AAA            6,013,040
                 Authority (Yale/New Haven Hospital), Series F,
                 7.100%, 7/01/25

               Portfolio of Investments (Unaudited)


   Principal                                                               Optional Call                    Market
      Amount   Description                                                  Provisions*    Ratings**         Value
------------------------------------------------------------------------------------------------------------------
               Pre-refunded - continued

$    180,000   Connecticut State Health and Educational Facilities          1/01 at 102       AAA     $    198,223
                 Authority, Capital Asset, Series C, 7.000%, 1/01/20

   1,605,000   City of New Haven, Connecticut, 7.400%, 8/15/11              8/01 at 102       AAA        1,805,577

   1,000,000   City of New Haven, Connecticut, Series A, 7.400%, 3/01/12    3/02 at 102       AAA        1,133,660

   1,130,000   Town of Stratford, Connecticut, 7.300%, 3/01/12              3/01 at 102       N/R        1,255,102

               City of Waterbury, Connecticut:
     535,000     7.250%, 3/01/02                                            3/01 at 102       N/R          593,369
     785,000     7.300%, 3/01/05                                            3/01 at 102       N/R          871,907
     780,000     7.400%, 3/01/06                                            3/05 at 100       N/R          868,858
------------------------------------------------------------------------------------------------------------------
               Resource Recovery - 14.1%

   8,000,000   Bristol, Connecticut, Resource Recovery Facility,            7/05 at 102         A        8,612,240
                 Operations Committee, Solid Waste Revenue
                 Refunding, Ogden Martin System Bristol,
                 6.500%, 7/01/14

               Connecticut State Resource Recovery Authority,
               Bridgeport Resco Company, Series A:
     170,000     7.500%, 1/01/04                                            1/03 at 100         A          175,552
   3,085,000     7.625%, 1/01/09                                            1/03 at 100         A        3,208,493

   1,180,000   Connecticut State Resource Recovery Authority,           11/97 at 1011/2        AA        1,204,037
                 Wallingford Resource Recovery Project, Series A,
                 7.125%, 11/15/08

               Connecticut State Resource Recovery Authority,
               Wallingford Resource, Series 1:
     400,000     6.750%, 11/15/03                                          11/01 at 102         A          427,308
     500,000     6.800%, 11/15/04                                          11/01 at 102         A          535,065

   5,250,000   Connecticut State Resource Recovery Authority,              11/02 at 102         A        5,550,195
                 American Refunding, Fuel Company Project,
                 Series A, 6.450%, 11/15/22

  11,665,000   Eastern Connecticut Resource Recovery Authority,             1/03 at 102        A-       11,211,931
                 Solid Waste Revenue, Wheelabrator Lisbon Project,
                 Series A, 5.500%, 1/01/20
------------------------------------------------------------------------------------------------------------------
               Special Tax - 0.6%

   1,150,000   Connecticut State Special Tax Obligation Revenue,           No Opt. Call       AA-        1,266,196
                 Transportation Infrastructure, Series B,
                 6.125%, 9/01/12

                                 Nuveen Flagship Connecticut Municipal Bond Fund
                                               August 31, 1997 Semiannual Report


    Principal                                                                 Optional Call                        Market
       Amount   Description                                                    Provisions*      Ratings**           Value
-------------------------------------------------------------------------------------------------------------------------
                State/Territorial General Obligations - 1.5%

$   2,800,000   State of Connecticut, College Savings Plan, Series B,          No Opt. Call        AA-       $  1,333,024
                  0.000%, 12/15/11

                State of Connecticut, College Savings Plan, Series A:
    1,000,000     0.000%, 5/15/09                                              No Opt. Call        AA-            553,820
    3,000,000     0.000%, 6/15/11                                              No Opt. Call        AA-          1,465,800
-------------------------------------------------------------------------------------------------------------------------
                Student Loan - 3.7%

                Connecticut State Higher Education Supplemental Loan
                Authority, Family Education Loan Program, Series A:
      420,000     7.000%, 11/15/05                                             11/01 at 102          A            453,322
    4,030,000     7.200%, 11/15/10                                             11/01 at 102          A          4,352,843
    1,800,000     6.300%, 11/15/10                                             11/04 at 102         A1          1,897,470
    1,350,000     6.350%, 11/15/11                                             11/04 at 102         A1          1,427,922
-------------------------------------------------------------------------------------------------------------------------
$ 205,775,000   Total Investments - (cost $198,895,011) - 97.1%                                               213,085,070
=============------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.9%                                                            6,376,289
                ---------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                            $219,461,359
                =========================================================================================================

                * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                N/R - Investment is not rated.


                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)

August 31, 1997


                                                                          Nuveen Flagship
                                                                              Connecticut
-----------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                $213,085,070
Cash                                                                            3,441,312
Receivables:
  Interest                                                                      3,369,514
  Shares sold                                                                     732,438
Other assets                                                                        6,416
-----------------------------------------------------------------------------------------
    Total assets                                                              220,634,750
-----------------------------------------------------------------------------------------
Liabilities
Payable for shares redeemed                                                        48,358
Accrued expenses:
  Management fees (note 6)                                                         87,671
  12b-1 distribution and service fees (notes 1 and 6)                              41,670
  Other                                                                            43,847
Dividends payable                                                                 951,845
-----------------------------------------------------------------------------------------
    Total liabilities                                                           1,173,391
-----------------------------------------------------------------------------------------
Net assets (note 7)                                                          $219,461,359
=========================================================================================
Class A Shares (note 1)
Net assets                                                                   $209,245,948
Shares outstanding                                                             19,707,248
Net asset value and redemption price per share                               $      10.62
Offering price per share (net asset value per share plus maximum sales
  charge of 4.20% of offering price)                                         $      11.09
=========================================================================================
Class B Shares (note 1)
Net assets                                                                   $    870,210
Shares outstanding                                                                 82,094
Net asset value, offering and redemption price per share                     $      10.60
=========================================================================================
Class C Shares (note 1)
Net assets                                                                   $  8,917,744
Shares outstanding                                                                841,492
Net asset value, offering and redemption price per share                     $      10.60
=========================================================================================
Class R Shares (note 1)
Net assets                                                                   $    427,457
Shares outstanding                                                                 40,160
Net asset value, offering and redemption price per share                     $      10.64
=========================================================================================

                                 See accompanying notes to financial statements.


Statement of Operations (Unaudited)         Nuveen Flagship Connecticut Municipal Bond Fund
Six months ended August 31, 1997                          August 31, 1997 Semiannual Report

                                                                            Nuveen Flagship
                                                                                Connecticut
-------------------------------------------------------------------------------------------
Investment income

Tax-exempt interest income (note 1)                                              $6,591,301
-------------------------------------------------------------------------------------------

Expenses
Management fees (note 6)                                                            592,285
12b-1 service fees -- Class A (notes 1 and 6)                                       208,904
12b-1 distribution and service fees -- Class B (notes 1 and 6)                        1,867
12b-1 distribution and service fees -- Class C (notes 1 and 6)                       30,030
Shareholders' servicing agent fees and expenses                                      44,789
Custodian's fees and expenses                                                        29,581
Trustees' fees and expenses (note 6)                                                  2,086
Professional fees                                                                    11,187
Shareholders' reports -- printing and mailing expenses                               13,726
Federal and state registration fees                                                   4,099
Other expenses                                                                        5,658
-------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                         944,212
  Expense reimbursement (note 6)                                                    (67,566)
-------------------------------------------------------------------------------------------
Net expenses                                                                        876,646
-------------------------------------------------------------------------------------------
Net investment income                                                             5,714,655
-------------------------------------------------------------------------------------------

Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)                      144,077
Net change in unrealized appreciation or depreciation of investments              1,980,103
-------------------------------------------------------------------------------------------
Net gain from investments                                                         2,124,180
-------------------------------------------------------------------------------------------
Net increase in net assets from operations                                       $7,838,835
===========================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

                                                                                                           Flagship
                                                           Nuveen Flagship Connecticut                  Connecticut
                                                    ---------------------------------------------------------------
                                                    Six months ended         Nine months ended           Year ended
                                                             8/31/97                  2/28/97*              5/31/96
-------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                    $  5,714,655              $  8,632,172        $ 11,632,542
Net realized gain from investment
  transactions (notes 1 and 4)                                144,077                   576,956             951,483
Net change in unrealized appreciation or
  depreciation of investments                               1,980,103                 5,149,171          (3,913,226)
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  7,838,835                14,358,299           8,670,799
-------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                  (5,510,039)               (8,367,067)        (11,371,201)
  Class B                                                      (8,638)                      (76)                N/A
  Class C                                                    (187,923)                 (258,509)           (327,137)
  Class R                                                      (3,545)                       --                 N/A
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
  to shareholders                                          (5,710,145)               (8,625,652)        (11,698,338)
-------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                           10,943,432                13,422,621          17,698,654
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                      2,651,463                 4,748,942           6,666,728
-------------------------------------------------------------------------------------------------------------------
                                                           13,594,895                18,171,563          24,365,382
-------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                   (13,322,954)              (16,305,341)        (20,622,363)
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share
  transactions                                                271,941                 1,866,222           3,743,019
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                  2,400,631                 7,598,869             715,480
Net assets at the beginning of period                     217,060,728               209,461,859         208,746,379
-------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                          $219,461,359              $217,060,728        $209,461,859
===================================================================================================================
Balance of undistributed net investment
  income at end of period                                $     11,030              $      6,520        $         --
===================================================================================================================

* Information represents eight months of Flagship Connecticut and one month of Nuveen Flagship Connecticut (see note 1 of the Notes to Financial Statements).

N/A--Flagship Connecticut was not authorized to issue Class B or Class R
     Shares.









------                           See accompanying notes to financial statements.
20

                                 Nuveen Flagship Connecticut Municipal Bond Fund
                                               August 31, 1997 Semiannual Report

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship Connecticut Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated ("Nuveen") and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Connecticut Double Tax Exempt Fund ("Flagship Connecticut") was reorganized into the Trust and renamed Nuveen Flagship Connecticut Municipal Bond Fund. Flagship Connecticut had a May 31 fiscal year end prior to being reorganized into the Trust and now has a February 28 fiscal year end.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. At August 31, 1997, there were no such purchase commitments.

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Connecticut state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

                                 Nuveen Flagship Connecticut Municipal Bond Fund
                                               August 31, 1997 Semiannual Report

Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap, option contracts and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended August 31, 1997.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares
Transactions in Fund shares were as follows:

                                                                     Nuveen Flagship                               Flagship
                                                                       Connecticut                                Connecticut
                                              -------------------------------------------------------------------------------------
                                               Six months ended 8/31/97      Nine months ended 2/28/97*       Year ended 5/31/96
                                              -------------------------------------------------------------------------------------
                                                  Shares         Amount         Shares         Amount        Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                       730,108   $  7,769,581      1,140,128   $ 11,872,759     1,453,108   $ 15,066,282
   Class B                                        72,095        760,325          9,669        102,050           N/A            N/A
   Class C                                       189,701      1,987,162        139,474      1,447,762       253,267      2,632,372
   Class R                                        40,155        426,364              5             50           N/A            N/A
Shares issued to shareholders due to
   reinvestment of distributions:
   Class A                                       243,036      2,552,318        442,768      4,597,336       624,317      6,491,833
   Class B                                           330          3,480             --             --           N/A            N/A
   Class C                                         9,116         95,664         14,628        151,606        16,838        174,895
   Class R                                            --              1             --             --           N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------------
                                               1,284,541     13,594,895      1,746,672     18,171,563     2,347,530     24,365,382
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                    (1,239,253)   (12,979,719)    (1,378,317)   (14,350,628)   (1,889,024)   (19,630,307)
   Class B                                            --             --             --             --           N/A            N/A
   Class C                                       (32,668)      (343,235)      (187,749)    (1,954,713)      (95,257)      (992,056)
   Class R                                            --             --             --             --           N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------------
                                              (1,271,921)   (13,322,954)    (1,566,066)   (16,305,341)   (1,984,281)   (20,622,363)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase                                      12,620   $    271,941        180,606   $  1,866,222       363,249   $  3,743,019
===================================================================================================================================

* Information represents eight months of Flagship Connecticut and one month of Nuveen Flagship Connecticut (see note 1).

N/A - Flagship Connecticut was not authorized to issue Class B or Class R
      Shares.

3. Distributions to Shareholders

On September 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on October 1, 1997, to shareholders of record on September 9, 1997, as follows:

                                                                 Nuveen Flagship
                                                                     Connecticut
--------------------------------------------------------------------------------
Dividend per share:
   Class A                                                               $ .0465
   Class B                                                                 .0400
   Class C                                                                 .0415
   Class R                                                                 .0485
--------------------------------------------------------------------------------

                                 Nuveen Flagship Connecticut Municipal Bond Fund
                                               August 31, 1997 Semiannual Report

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended August 31, 1997, were as follows:

                                                                 Nuveen Flagship
                                                                     Connecticut
--------------------------------------------------------------------------------
Purchases
   Investments in municipal securities                              $ 14,405,935
   Temporary municipal investments                                     1,000,000

Sales
   Investments in municipal securities                                18,769,915
   Temporary municipal investments                                     1,000,000
--------------------------------------------------------------------------------

At August 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At February 28, 1997, the Fund's last fiscal year end, the Fund had unused capital loss carryforwards of $1,022,275 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryovers will expire February 28, 2003.

5. Unrealized Appreciation (Depreciation)

At August 31, 1997, net unrealized appreciation aggregated $14,190,059 of which $14,314,147 related to appreciated securities and $124,088 related to depreciated securities.

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

Average daily net asset value                                     Management fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
--------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended August 31, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $213,800 of which approximately $185,400 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended August 31, 1997, the Distributor compensated authorized dealers directly with approximately $60,100 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 1997, the Distributor retained approximately $12,500 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

7. Composition of Net Assets

At August 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                 Nuveen Flagship
                                                                     Connecticut
--------------------------------------------------------------------------------
Capital paid-in                                                   $ 206,154,901
Balance of undistributed net investment income                           11,030
Accumulated net realized gain (loss) from investment transactions      (894,631)
Net unrealized appreciation of investments                           14,190,059
--------------------------------------------------------------------------------
Net assets                                                        $ 219,461,359
================================================================================

Financial Highlights


                            Financial Highlights (Unaudited)

                            Selected data for a share outstanding throughout each period is as follows:

Class (Inception date)                          Operating performance          Less distributions
                                             --------------------------    --------------------------
                                                                    Net
Nuveen Flagship Connecticut**          Net                 realized and     Dividends                           Net       Total
                                     asset                   unrealized     from tax-                         asset      return
                                     value          Net     gain (loss)    exempt net   Distributions         value      on net
Year ending                      beginning   investment            from    investment    from capital        end of       asset
February 28/29,                  of period    income(b)     investments        income           gains        period    value(a)
----------------------------------------------------------------------------------------------------------------------------------
Class A (7/87)
   1998(f)                         $ 10.51        $ .28          $  .11       $ (.28)           $  --      $  10.62        3.76%
   1997(d)                           10.23          .42             .28         (.42)              --         10.51        6.96
   1996(e)                           10.38          .57            (.14)        (.58)              --         10.23        4.18
   1995(e)                           10.17          .58             .22         (.59)              --         10.38        8.21
   1994(e)                           10.66          .59            (.39)        (.60)            (.09)        10.17        1.70
   1993(e)                           10.05          .61             .61         (.61)              --         10.66       12.48
   1992(e)                            9.84          .63             .21         (.63)              --         10.05        8.81
   1991(e)                            9.64          .63             .20         (.63)              --          9.84        8.97
   1990(e)                            9.78          .63            (.13)        (.63)            (.01)         9.64        5.34
   1989(e)                            9.25          .63             .55         (.64)            (.01)         9.78       13.36
   1988(c)                            9.58          .54            (.31)        (.56)              --          9.25        3.09*
Class B (2/97)
   1998(f)                           10.51          .24             .09         (.24)              --         10.60        3.18
   1997(c)                           10.53          .04            (.02)        (.04)              --         10.51         .19
Class C (10/93)
   1998(f)                           10.49          .25             .11         (.25)              --         10.60        3.48
   1997(d)                           10.22          .38             .27         (.38)              --         10.49        6.43
   1996(e)                           10.36          .52            (.14)        (.52)              --         10.22        3.71
   1995(e)                           10.16          .53             .20         (.53)              --         10.36        7.53
   1994(c)                           11.06          .33            (.84)        (.33)            (.06)        10.16       (6.48)*
Class R (2/97)
   1998(f)                           10.51          .29             .13         (.29)              --         10.64        4.06
   1997(c)                           10.55          .01            (.05)          --               --         10.51        (.38)
----------------------------------------------------------------------------------------------------------------------------------

            *  Annualized.

           ** Information included prior to the nine months ending February 28, 1997, reflects the financial highlights of Flagship Connecticut.

          (a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

          (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by the Nuveen Advisory or its predecessor Flagship Financial.

          (c)  From commencement of class operations as noted through May 31.

          (d)  For the nine months ending February 28.

          (e)  For the year ending May 31.

          (f)  For the six months ending August 31, 1997.


                                                     Nuveen Flagship Connecticut Municipal Bond Fund
                                                                   August 31, 1997 Semiannual Report


                                      Ratios/Supplemental data
----------------------------------------------------------------------------------------------------
                                           Ratio                           Ratio
                                          of net                          of net
                        Ratio of      investment        Ratio of      investment
                        expenses       income to        expenses       income to
                      to average         average      to average         average
                      net assets      net assets      net assets      net assets
    Net assets            before          before           after           after      Portfolio
 end of period        reimburse-      reimburse-      reimburse-      reimburse-       turnover
(in thousands)              ment            ment        ment (b)        ment (b)           rate
----------------------------------------------------------------------------------------------------
      $209,246               .85%*          5.21%*           .78%*          5.28%*            7%
       209,873              1.02*           5.18*            .79*           5.41*            20
       202,219              1.03            5.23             .74            5.52             24
       203,210              1.03            5.54             .73            5.84             25
       202,607              1.03            5.14             .65            5.52             30
       184,743              1.04            5.50             .66            5.88             19
       141,215              1.05            5.90             .65            6.30             18
       103,552              1.07            6.09             .67            6.49             19
        73,046              1.07            6.08             .60            6.55             31
        48,990              1.17            6.15             .70            6.62             33
        25,609               .61*           6.47*            .54*           6.54*            71

           870              1.59*           4.40*           1.53*           4.46*             7
           102              1.59*           6.61*           1.12*           7.08*            20

         8,918              1.40*           4.65*           1.33*           4.72*             7
         7,087              1.57*           4.65*           1.34*           4.88*            20
         7,243              1.58            4.67            1.29            4.96             24
         5,536              1.58            4.97            1.28            5.27             25
         4,360              1.77*           4.22*           1.22*           4.77*            30

           427               .64*           5.31*            .58*           5.37*             7
            --                --           10.97*             --           10.97*            20
----------------------------------------------------------------------------------------------------

Shareholder Information


Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds

Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund


Municipal Bond Funds

National Funds

Long-Term
Insured
Intermediate-Term
Limited Term

State Funds

Alabama                 Michigan
Arizona                 Missouri
California              New Jersey
Colorado                New Mexico
Connecticut             New York
Florida                 North Carolina
Georgia                 Ohio
Kansas                  Pennsylvania
Kentucky                South Carolina
Louisiana               Tennessee
Maryland                Virginia
Massachusetts           Wisconsin


To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser or Nuveen at (800) 225-8530.

Fund Information

Board of Trustees

Robert P. Bremmer
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Custodian

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413


Transfer Agent,
Shareholder Services and
Dividend Disbursing Agent

Boston Financial Data Service
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509
(800) 225-8530


Legal Counsel

Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.


Independent Public Accountants

Arthur Andersen LLP
Chicago, Illinois

Serving Investors
for Generations

[PHOTO OF JOHN NUVEEN, SR.]
John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 225-8530
www.nuveen.com
                                                                     VSA-CT-8.97

NUVEEN
Municipal
Bond Funds

August 31, 1997

Semiannual Report

Dependable, tax-free income
to help you keep more of
what you earn.

[PHOTO APPEARS HERE]



New Jersey
New Jersey
Intermediate

Contents

  1     Dear Shareholder

  3     Answering Your Questions

  6     New Jersey Performance
        Overview

  8     New Jersey Intermediate
        Performance Overview

 11     Financial Section

 42     Shareholder Information

 43     Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Wealth takes a lifetime
to build. Once achieved,
it should be preserved.

It is a pleasure to report to you on the performance of the Nuveen New Jersey Municipal Bond Funds. Both funds performed well over the past six months, rewarding investors with attractive tax-free income, consistent performance and capital preservation.

For the 12 months ended August 31, 1997, the long-term New Jersey fund provided Class A shareholders with a total return on net asset value of 8.41%, outpacing the average return of 8.18% for its peer group, the Lipper New Jersey Municipal Bond Fund Category. The intermediate-term New Jersey fund also performed well over the period, providing Class A shareholders with a total return of 6.89%, outperforming its Lipper peer group average of 6.70% (the Lipper Other States Intermediate Municipal Bond Fund Category).

This strong performance was achieved in an environment of periodic interest rate volatility. Positive news on the inflation front helped soften the effects of a hike in short-term interest rates by the Federal Reserve Board in late March. After tightening short-term interest rates by 0.25%, the Federal Reserve demonstrated its confidence in the economy's path by maintaining the status quo at subsequent meetings.

"Both funds performed well over the past six months, rewarding investors with attractive tax-free income, consistent performance and capital preservation."

So far in 1997, investors have focused their attention on fiscal issues such as the federal budget accord and tax cut measures, including a reduction in the capital gains tax. The economy continued to experience record expansion and the lowest unemployment rates in almost two decades, a combination that in the past has predictably been accompanied by an increase in inflation. Current conditions, however, give every indication that inflation is under control.

Nuveen's financial products and services continue to evolve as we extend our commitment to helping prudent investors achieve their investment goals. In addition to our 35 municipal mutual funds, Nuveen now offers a variety of other products and services designed for the distinct needs of investors who rely on their investment portfolios as their principal source of income and financial security. We recently celebrated the successful first year of our high-performing Nuveen Growth and Income Stock Fund, as well as two new balanced stock and bond funds. We have also expanded our private asset management service by acquiring Rittenhouse Financial Services, a well-respected provider of growth investment management services.

Nuveen prides itself on helping more than 1.3 million investors achieve their financial goals by providing quality investment solutions that withstand the test of time. We thank you for your confidence in Nuveen and our family of investments, and we look forward to reporting to you again in six months.

Sincerely,



/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

October 1, 1997

Answering Your Questions



Portfolio Managers Rick Huber and Steve Peterson talk about the municipal bond market and offer insights into the factors that affected fund performance over the past year.


What key economic and market factors affected the funds' performance over the past year?

The combination of strong economic growth and low inflation has led to slightly falling bond yields over the past year. Periodic volatility in the bond market created a positive environment for the funds, providing us with a number of opportunities to purchase attractive bonds at discounts during brief declines in the market. The market also experienced a significant tightening of credit spreads during the year, meaning that the difference in the yields of high-quality and low-quality bonds was gradually reduced to the smallest levels we've seen in many years. This allowed us to purchase very high quality bonds for the portfolios without sacrificing much yield.

Given these market conditions, how
have the funds performed?

As Tim mentioned in his letter to shareholders, the funds performed well during the one-year period ended August 31, 1997. Both funds generated excellent total returns and were ranked favorably among their respective peer groups. The long-term New Jersey fund's Class R shares also received a five-star rating from Morningstar, which rates mutual funds on a risk-adjusted basis. In addition to strong total returns, the funds continued to produce consistent dividends. Annual tax-free yields as of August 31, 1997, for Class A shares of the long-term New Jersey fund were 5.07%, and for the intermediate New Jersey

"Both funds generated excellent total returns and were ranked favorably among their respective peer groups."


fund, were 3.87%. Investors in the 35.5% combined state and federal income tax bracket would have had to earn at least 7.86% and 6.00%, respectively, on taxable alternatives to equal these yields on an after-tax basis.

What strategies did you use to add value?

As credit spreads tightened during the year, we focused on taking advantage of the opportunities to purchase bonds with higher credit quality at yields that were close to bonds with lower credit ratings. We believe that as credit spreads widen again, these high-quality issues will appreciate in value relative to lower-grade bonds. We also focused on extending the call protection of the funds, which should help increase their dividend stability.

What is your outlook for the municipal market?

As long as interest rates remain relatively stable, we foresee no major supply changes in the national municipal bond market. New issuance will likely expand somewhat as the economy continues to grow. However, if the volatility in the equity market continues at current levels, we expect demand for bonds to grow as shareholders move some of their assets from stocks into bonds. The New Jersey municipal bond market should experience stronger supply growth as the economy continues to recover from the national and state recessions experienced in the early 1990s. Demand for municipal bonds should remain strong, given the relatively high state tax rates and high level of per capita wealth in the state.

What strategies will you employ in the coming year?

We will continue to focus on maintaining the dividend stability of the funds, while seeking to maximize after-tax total return. We will strive to increase the call protection of the bonds in the portfolios as long as this remains a low-cost option. For the long-term New Jersey fund, we plan to take advantage of any widening of credit spreads to increase the overall yield of the fund. For the intermediate-term New Jersey fund, we will focus on reducing its maturity and duration, which will lower the volatility of the fund.

New Jersey
Performance Overview
As of August 31, 1997


Morningstar Rating/1/
   *  *  *  *  *

Fund Highlights
=========================================================================================
Share Class                             A               B               C               R

Inception Date                       9/94            2/97            9/94           12/91
 .........................................................................................
Net Asset Value (NAV)              $10.38          $10.39          $10.37          $10.39
 .........................................................................................
CUSIP                           67065N753       67065N746       67065N738       67065N720
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total Net Assets ($000)                                                           $80,923
 .........................................................................................
Average Weighted Maturity (years)                                                   17.39
 .........................................................................................
Average Weighted Duration (years)                                                    6.48
-----------------------------------------------------------------------------------------

Annualized Total Return/2/
=========================================================================================
Share Class            A(NAV)    A(Offer)               B               C               R

1-Year                  8.41%       3.86%           7.72%           7.85%           8.65%
 .........................................................................................
5-Year                  6.49%       5.58%           5.78%           5.76%           6.77%
 .........................................................................................
Since Inception         7.02%       6.19%           6.30%           6.28%           7.29%
-----------------------------------------------------------------------------------------

Tax-Free Yields
=========================================================================================
Share Class            A(NAV)    A(Offer)               B               C               R

Dist Rate               5.38%       5.15%           4.62%           4.86%           5.60%
 .........................................................................................
SEC 30-Day Yld          5.07%       4.85%           4.31%           4.51%           5.27%
 .........................................................................................
Taxable Equiv Yld/3/    7.86%       7.52%           6.68%           6.99%           8.17%
-----------------------------------------------------------------------------------------

/1/ Overall rating for Class R Shares based on risk-adjusted performance for the period ending August 31, 1997, by Morningstar Inc., an independent mutual fund rating service. The fund was compared with 1,354 municipal bond funds for the three-year period, 654 funds for the five-year period and 316 funds for the 10-year period. The top 10% of funds in the category receive five stars, and the next 22.5% of funds receive four stars.

/2/ Class R Share returns are actual. Class A, B and C Share returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C Shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/3/ Based on SEC yield and a combined federal and state income tax rate of 35.5%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Nuveen Flagship New Jersey Municipal Bond Fund
August 31, 1997 Semiannual Report


Credit Quality

[PIE CHART APPEARS HERE]

        AAA     48%
         AA      8%
          A     14%
     BBB/NR     30%


Diversification


[PIE CHART APPEARS HERE]


     Lease Rental              4%
     Other                     9%
     Health Care              15%
     Pollution Control         4%
     Industrial Development    8%
     Education                 4%
     General Obligations      16%
     Escrowed Bonds            8%
     Utilities                 4%
     Housing                  18%
     Transportation           10%

Dividend History (A Shares)


[BAR CHART APPEARS HERE]


   9/30/1996    0.042
  10/31/1996    0.042
  11/30/1996    0.042
  12/31/1996    0.042
   1/31/1997   0.0462
   2/28/1997   0.0465
   3/31/1997   0.0465
   4/30/1997   0.0465
   5/31/1997   0.0465
   6/30/1997   0.0465
   7/31/1997   0.0465
   8/31/1997   0.0465

New Jersey Intermediate
Performance Overview
As of August 31, 1997



Fund Highlights
==============================================================================
Share Class                                  A               C               R

Inception Date                            9/92            3/97            3/97
 ..............................................................................
Net Asset Value (NAV)                   $10.35          $10.37          $10.36
 ..............................................................................
CUSIP                                67065N712       67065N696       67065N688
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $8,444
 ..............................................................................
Average Weighted Maturity (years)                                         6.87
 ..............................................................................
Average Weighted Duration (years)                                         4.96
------------------------------------------------------------------------------

Annualized Total Return/1/
==============================================================================
Share Class               A(NAV)      A(Offer)               C               R

1-Year                     6.89%         3.69%           6.63%           7.11%
 ..............................................................................
3-Year                     6.15%         5.08%           5.82%           6.22%
 ..............................................................................
Since Inception            6.44%         5.79%           6.08%           6.48%
------------------------------------------------------------------------------

Tax-Free Yields
==============================================================================
Share Class               A(NAV)      A(Offer)               C               R

Dist Rate                  4.87%         4.72%           4.34%           5.10%
 ..............................................................................
SEC 30-Day Yld             3.87%         3.75%           3.35%           4.10%
 ..............................................................................
Taxable Equiv Yld/2/       6.00%         5.81%           5.19%           6.36%
------------------------------------------------------------------------------

/1/ Class A Share returns are actual. Class C and R Share returns are actual for the period since class inception; returns prior to class inception are Class A Share returns adjusted (in the case of Class C) for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 3.0% charge. Class C Shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.


/2/ Based on SEC yield and a combined federal and state income tax rate of 35.5%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Nuveen Flagship New Jersey Intermediate Municipal Bond Fund
August 31, 1997 Semiannual Report


Credit Quality


[PIE CHART APPEARS HERE]

        AAA     35%
         AA     23%
          A      9%
     BBB/NR     33%


Diversification


[PIE CHART APPEARS HERE]


     Transportation            4%
     Other                     9%
     Health Care              14%
     Pollution Control        21%
     Water & Sewer             8%
     General Obligation       29%
     Lease Rental              4%
     Utilities                 3%
     Education                 8%


Dividend History (A Shares)


[BAR CHART APPEARS HERE]


 9/30/1996     0.04139
10/31/1996     0.04277
11/30/1996     0.04139
12/31/1996     0.04277
 1/31/1997     0.04289
 2/28/1997      0.0421
 3/31/1997      0.0421
 4/30/1997      0.0421
 5/31/1997      0.0421
 6/30/1997       0.042
 7/31/1997       0.042
 8/31/1997       0.042

Financial Section



        Contents

12      Portfolio of Investments

25      Statement of Net Assets

26      Statement of Operations

27      Statement of Changes in Net Assets

29      Notes to Financial Statements

37      Financial Highlights

Portfolio of Investments (Unaudited)
Nuveen Flagship New Jersey


  Principal                                                                   Optional Call                          Market
     Amount     Description                                                     Provisions*     Ratings**             Value
---------------------------------------------------------------------------------------------------------------------------
                Educational Facilities - 4.2%

$ 1,000,000     New Jersey Economic Development Authority,                     No Opt. Call           N/R       $ 1,212,100
                  Economic Development Bonds (Yeshiva K'Tana of
                  Passaic-1992 Project), 8.000%, 9/15/18

    925,000     New Jersey Educational Facilities Authority,                   10/97 at 100            A+           927,044
                  Trenton State College Issue Revenue Bonds,
                  Series 1976 D, 6.750%, 7/01/08

    835,000     New Jersey Educational Facilities Authority,                    7/04 at 100           Aaa           876,324
                  Princeton University Revenue Bonds,
                  1994 Series A, 5.875%, 7/01/11

    410,000     New Jersey Educational Facilities Authority,                    7/03 at 102           Baa           399,574
                  Revenue Refunding Bonds (Monmouth College),
                  Series 1993-A, 5.625%, 7/01/13
---------------------------------------------------------------------------------------------------------------------------
                Escrowed Bonds - 8.0%***

  1,000,000     New Jersey Economic Development Authority,                     10/97 at 101          Baa1         1,012,470
                  Gas Facilities Revenue Bonds, 1991 Series A
                  (Elizabethtown Gas Company Project), 6.750%,
                  10/01/21 (Alternative Minimum Tax)
                  (Pre-refunded to 10/01/97)

    200,000     New Jersey Economic Development Authority, Lease                3/02 at 102           Aaa           222,634
                  Rental Bonds, 1992 Series (Liberty State Park
                  Project), 6.800%, 3/15/22 (Pre-refunded to 3/15/02)

  1,780,000     New Jersey Health Care Facilities Financing Authority,         No Opt. Call           Aaa         2,110,208
                  Revenue Bonds, Hackensack Hospital Issue,
                  Series A, 8.750%, 7/01/09

    335,000     New Jersey Turnpike Authority, Turnpike Revenue                No Opt. Call           AAA           395,230
                  Bonds, 1984 Series, 10.375%, 1/01/03

    100,000     The Essex County Improvement Authority (Essex                  12/04 at 102           Aaa           115,582
                  County, New Jersey), General Obligation
                  Lease Revenue Bonds, Series 1994 (County Jail
                  and Youth House Projects), 6.900%, 12/01/14
                  (Pre-refunded to 12/01/04)

    300,000     The Township of North Bergen (Hudson County, New                8/02 at 102           Aaa           332,280
                  Jersey), Fiscal Year Adjustment General Obligation
                  Bonds, Series 1992, 6.500%, 8/15/12
                  (Pre-refunded to 8/15/02)
     60,000     Puerto Rico Highway and Transportation Authority,           7/02 at 101 1/2           AAA            66,778
                  Highway Revenue Bonds (Series T),
                  6.625%, 7/01/18 (Pre-refunded to 7/01/02)

12

                                                                                                Nuveen Municipal Bond Funds
                                                                                          August 31, 1997 Semiannual Report


  Principal                                                                   Optional Call                          Market
     Amount     Description                                                     Provisions*     Ratings**             Value
---------------------------------------------------------------------------------------------------------------------------
                Escrowed Bonds - continued

$ 1,875,000     Puerto Rico Electric Power Authority, Power Revenue             7/01 at 102           Aaa       $ 2,091,525
                  Bonds, Series P, 7.000%, 7/01/21
                  (Pre-refunded to 7/01/01)

    100,000     University of Medicine and Dentistry of New Jersey             12/01 at 102           AA-           109,948
                  Series E, 6.500%, 12/01/18
                  (Pre-refunded to 12/01/01)
---------------------------------------------------------------------------------------------------------------------------
                General Obligation Bonds - 15.9%

  1,000,000     State of New Jersey, General Obligation Bonds,                 No Opt. Call           Aa1         1,082,420
                  Series D, 5.800%, 2/15/07

    200,000     The City of Atlantic City, In the County of Atlantic,          No Opt. Call            A-           207,916
                  New Jersey, General Obligation General
                  Improvement Bonds, Series 1994, 5.650%, 8/15/04

    100,000     County of Atlantic, New Jersey, General                         1/04 at 101           Aaa           107,281
                  Improvement Bonds, 6.000%, 1/01/07

    150,000     The County of Bergen Utility Authority, Water                  12/02 at 102           Aaa           157,194
                  Pollution Control System Revenue, Series 1992-B,
                  6.000%, 12/15/13

    250,000     The Camden County Municipal Utilities Authority                 7/06 at 102           Aaa           242,260
                  (Camden County, New Jersey), County Agreement
                  Sewer Revenue Refunding Bonds,
                  1996 Series, 5.125%, 7/15/17

    250,000     City of East Orange, In the County of Essex,                   No Opt. Call           Aaa           314,393
                  New Jersey, Fiscal Year Adjustment Bonds,
                  8.400%, 8/01/06

                The Essex County Improvement Authority (Essex
                County, New Jersey), City of Newark General
                Obligation Lease Revenue Bonds, Series 1994:
    300,000       6.350%, 4/01/07                                               4/04 at 102          Baa1           318,306
    450,000       6.600%, 4/01/14                                               4/04 at 102          Baa1           479,691

    500,000     The Essex County Improvement Authority (Essex                  12/02 at 102          Baa1           526,475
                  County, New Jersey), County Guaranteed Pooled
                  Revenue Bonds, Series 1992A, 6.500%, 12/01/12

    500,000     The Board of Education of The Township of                      No Opt. Call            AA           542,955
                  Hillsborough, Somerset County, New Jersey,
                  General Obligation School Purpose Bonds,
                  Series 1992, 5.875%, 8/01/11

Portfolio of Investments (Unaudited)
Nuveen Flagship New Jersey - continued


  Principal                                                                   Optional Call                          Market
     Amount     Description                                                     Provisions*     Ratings**             Value
---------------------------------------------------------------------------------------------------------------------------
                General Obligation Bonds - continued

$    50,000     The Monmouth County Improvement Authority                       7/02 at 102           AA+        $   54,429
                  (Monmouth County, New Jersey), Revenue Bonds,
                  Series 1992 (Howell Township Board of
                  Education Project), 6.450%, 7/01/08

  2,350,000     The Ocean County Utilities Authority (New Jersey),              1/98 at 100           Aaa         2,278,396
                  Wastewater Revenue Bonds, Refunding Series
                  1987, 5.000%, 1/01/14

    165,000     Parsippany-Troy Hills Township, General Obligation             No Opt. Call            Aa           103,628
                  Capital Appreciation Bonds, Series 1992,
                  0.000%, 4/01/07

  2,000,000     Commonwealth of Puerto Rico, Public Improvement             7/05 at 101 1/2           Aaa         2,060,420
                  Bonds of 1995 (General Obligation Bonds),
                  5.750%, 7/01/24

    550,000     Commonwealth of Puerto Rico, Public Improvement             7/06 at 101 1/2             A           536,047
                  Bonds of 1996 (General Obligation Bonds),
                  5.400%, 7/01/25

  2,000,000     Commonwealth of Puerto Rico, Public Improvement             7/07 at 101 1/2           Aaa         1,972,080
                  Refunding Bonds, Series 1997 (General Obligation
                  Bonds), 5.375%, 7/01/21

    170,000     Puerto Rico Aqueduct and Sewer Authority, Refunding         7/06 at 101 1/2             A           161,330
                  Bonds, Series 1995, Guaranteed by the
                  Commonwealth of Puerto Rico, 5.000%, 7/01/15

  1,100,000     Sparta Township School District, General Obligation             9/06 at 100           Aaa         1,137,389
                  Bonds (Unlimited Tax), 5.800%, 9/01/18

    250,000     The City of Union City, Hudson County, New Jersey,             No Opt. Call           Aaa           284,415
                  General Obligation School Purpose Bonds,
                  Series 1992, 6.375%, 11/01/10

    300,000     The Wanaque Borough Sewerage Authority (Passaic                12/02 at 102          Baa1           324,060
                  County, New Jersey), Sewer Revenue Bonds
                  (Series 1992), 7.000%, 12/01/21
---------------------------------------------------------------------------------------------------------------------------
                Health Care Facilities - 15.0%

  1,000,000     New Jersey Health Care Facilities Financing Authority,          7/07 at 102           Aaa           933,950
                  Revenue Refunding Bonds, Series 1997A
                  (AHS Hospital Corporation), 5.000%, 7/01/27 (WI)

    300,000     New Jersey Economic Development Authority, Revenue              7/04 at 102           Aaa           322,491
                  Bonds (RWJ Health Care Corp. a Hamilton Obligated
                  Group Project), Series 1994, 6.250%, 7/01/14

                                                     Nuveen Municipal Bond Funds
                                               August 31, 1997 Semiannual Report

        Principal                                                             Optional Call                   Market
           Amount   Description                                                 Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                    Health Care Facilities - continued

       $2,065,000   New Jersey Health Care Facilities Financing Authority,      7/01 at 102          A1   $2,325,727
                       Revenue Bonds, Series 1990-E (Kennedy Memorial
                       Hospital), 8.375%, 7/01/10

          700,000    New Jersey Health Care Facilities Financing                7/00 at 102         Aaa      758,429
                       Authority, Revenue Bonds, Community Medical
                       Center/Kensington Manor Care Center Issue,
                       Series E, 7.000%, 7/01/20

        3,000,000    New Jersey Health Care Facilities Financing                7/99 at 102          A-    3,177,090
                       Authority, Revenue Bonds, Newton Memorial
                       Hospital Issue, Series A, 7.500%, 7/01/19

          400,000    New Jersey Health Care Facilities Financing                7/02 at 102          A-      439,412
                       Authority, Refunding Revenue Bonds, Atlantic City
                       Medical Center Issue, Series C, 6.800%, 7/01/05

          700,000    New Jersey Health Care Facilities Financing Authority,     7/02 at 102         Ba1      735,784
                       Revenue Bonds, Palisades Medical Center,
                       Obligated Group Issue, Series 1992, 7.500%, 7/01/06

          250,000    New Jersey Health Care Facilities Financing                7/04 at 102         Aaa      270,098
                       Authority, Revenue Bonds, Monmouth Medical
                       Center Issue, Series C, 6.250%, 7/01/16

          200,000    New Jersey Health Care Facilities Financing                7/04 at 102         Aaa      216,198
                       Authority, Bayonne Hospital Obligated Group,
                       Revenue Bonds, Series 1994, 6.250%, 7/01/12

          200,000    New Jersey Health Care Facilities Financing                7/04 at 102         Aaa      209,044
                       Authority, Revenue Bonds, Newark Beth Israel
                       Medical Center Issue, Series 1994, 6.000%, 7/01/16

          250,000    New Jersey Health Care Facilities Financing                8/04 at 102         AAA      267,613
                       Authority, Refunding Revenue Bonds, Irvington
                       General Hospital Issue (FHA Insured Mortgage),
                       Series 1994, 6.375%, 8/01/15

        1,200,000    New Jersey Health Care Facilities Financing                7/07 at 102         Aaa    1,162,680
                       Authority, Revenue and Refunding Bonds, Holy
                       Name Hospital Issue, Series 1997, 5.250%, 7/01/20

        1,000,000    Puerto Rico Industrial, Tourist, Educational, Medical      1/05 at 102         Aaa    1,074,520
                       and Environmental Control Facilities Financing
                       Authority, Hospital Revenue Bonds, 1995
                       Series A (Hospital Auxilio Mutuo Obligated
                       Group Project), 6.250%, 7/01/16

Portfolio of Investments (Unaudited)
Nuveen Flagship New Jersey - continued

        Principal                                                             Optional Call                   Market
           Amount   Description                                                 Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                    Health Care Facilities - continued
       $  250,000   Pollution Control Financing Authority, Union County,       No Opt. Call          A3   $  270,475
                      New Jersey, Pollution Control Revenue
                      Refunding Bonds, American Cyanamid Company
                      Issue, Series 1994, 5.800%, 9/01/09
--------------------------------------------------------------------------------------------------------------------
                    Housing Facilities - 17.1%

        1,750,000   New Jersey Housing Finance Agency, Special                 11/97 at 103          A1    1,811,180
                      Pledge Revenue Obligations, 1975 Series One,
                      9.000%, 11/01/18

        1,500,000   New Jersey Housing Mortgage Finance Agency,                 5/06 at 102         Aaa    1,549,515
                      Multi-Family Housing Revenue Bonds,
                      1996 Series A, 6.200%, 11/01/18
                      (Alternative Minimum Tax)

        2,000,000   New Jersey Housing and Mortgage Finance Agency,             5/05 at 102         Aaa    2,064,960
                      Multi-Family Housing Revenue Bonds, 1995
                      Series A, 6.000%, 11/01/14

          700,000   New Jersey Housing and Mortgage Finance Agency,             5/02 at 102          A+      750,918
                      Housing Revenue Bonds, 1992 Series A,
                      6.950%, 11/01/13

          500,000   New Jersey Housing and Mortgage Finance Agency,            11/02 at 102          A+      534,070
                      Housing Revenue Refunding Bonds, 1992
                      Series One, 6.600%, 11/01/14

                    New Jersey Housing and Mortgage Finance Agency,
                    Home Buyer Revenue Bonds, 1994 Series K:
          250,000     6.300%, 10/01/16 (Alternative Minimum Tax)                7/04 at 102         Aaa      260,630
          400,000     6.375%, 10/01/26 (Alternative Minimum Tax)                7/04 at 102         Aaa      416,252

        4,000,000   New Jersey Housing and Mortgage Finance Agency,        10/07 at 101 1/2         Aaa    4,055,640
                      Home Buyer Revenue Bonds, 1997 Series U,
                      5.700%, 10/01/14 (Alternative Minimum Tax)

          240,000   Hoboken Housing Finance Corporation, Multifamily           No Opt. Call         AA+      243,756
                      Mortgage Revenue Bonds (Project Uplift-FHA
                      Section 8), 1995-A Refunding, 6.250%, 2/01/24

          400,000   The Hudson County Improvement Authority,                    6/04 at 100         AAA      419,932
                      Multifamily Housing Revenue Bonds, Series
                      1992 A (Conduit Financing-Observer Park Project),
                      6.900%, 6/01/22 (Alternative Minimum Tax)

          500,000   North Bergen Housing Development Corporation                9/09 at 100         N/R      512,680
                      (North Bergen, New Jersey), Mortgage Revenue
                      Bonds, Series 1978 (FHA Insured Mortgage Loan-
                      Section 8 Assisted Project), 7.400%, 9/01/20

                                                                                         Nuveen Municipal Bond Funds
                                                                                   August 31, 1997 Semiannual Report



        Principal                                                             Optional Call                   Market
           Amount   Description                                                 Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                    Housing Facilities -- continued

    $  1,175,000    Virgin Islands Housing Finance Authority, Single Family     3/05 at 102         AAA  $ 1,231,952
                      Mortgage Revenue Refunding Bonds (GNMA
                      Mortgage-Backed Securities Program), 1995
                      Series A, 6.450%, 3/01/16 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
                    Industrial Development Revenue -- 8.4%

       5,965,000    New Jersey Economic Development Authority,                 No Opt. Call         N/R    6,353,381
                      Economic Development Bonds (Bridgewater
                      Resources Inc. Project), 1994 Series A, 8.375%,
                      11/01/04 (Alternative Minimum Tax)

         250,000    New Jersey Economic Development Authority,                  4/02 at 102         Aa1      273,005
                      Solid Waste Disposal Facility Revenue Bonds
                      (Garden State Paper Company, Inc. Project), Series
                      1992, 7.125%, 4/01/22 (Alternative Minimum Tax)

         180,000    New Jersey Economic Development Authority,             12/02 at 101 1/2         Aa3      192,991
                      Economic Growth Bonds, Composite Issue --
                      1992 Second Series A3, 6.550%, 12/01/07
                      (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
                    Lease Rental -- 3.6%

         300,000    New Jersey Economic Development Authority,                  9/02 at 102         Aaa      316,710
                      State Contract Economic Recovery Bonds,
                      Series 1992-A, 6.000%, 3/15/21

       1,560,000    The Board of Education of the Borough of Little Ferry,     No Opt. Call         N/R    1,606,566
                      Bergen County, New Jersey, Certificates of
                      Participation, 6.300%, 1/15/08

       1,000,000    The State of New Jersey, Mercer County Improvement         No Opt. Call          Aa    1,001,180
                      Authority, Richard J. Hughes Justice Complex,
                      6.050%, 1/01/13
--------------------------------------------------------------------------------------------------------------------
                    Other Revenue -- 8.0%

         650,000    New Jersey Economic Development Authority,                  7/04 at 102         Aaa      684,964
                      Market Transition Facility, Senior Lien Revenue
                      Bonds, Series 1994A, 5.875%, 7/01/11

         250,000    New Jersey Sports and Exposition Authority,                 7/02 at 102         Aaa      268,543
                      Convention Center Luxury Tax Bonds, 1992 Series A,
                      6.250%, 7/01/20

Portfolio of Inevestments (Unaudited)
Nuveen Flagship New Jersey - continued


        Principal                                                              Optional Call                  Market
           Amount   Description                                                 Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                    Other Revenue -- continued

     $  1,000,000   Pollution Control Financing Authority, Camden County,      No Opt. Call          Ba  $ 1,011,980
                      New Jersey, Solid Waste Disposal and Resource
                      Recovery System Revenue Bonds, Series 1991 C,
                      7.125%, 12/01/01 (Alternative Minimum Tax)

        2,645,000   Pollution Control Financing Authority, Camden County,      12/01 at 102          Ba    2,710,913
                      New Jersey, Solid Waste Disposal and Resource
                      Recovery System Revenue Bonds, Series 1991 D,
                      7.250%, 12/01/10

          225,000   Puerto Rico Commonwealth Highway Authority, Highway         7/00 at 100           A      228,785
                      Revenue Bonds, Series 1990-Q, 6.000%, 7/01/20

          270,000   The Union County Utilities Authority (New Jersey), Solid    6/02 at 102         Aaa      292,764
                      Waste System Revenue Bonds, Series D, 6.850%,
                      6/15/14 (Alternative Minimum Tax)

                    The Union County Utilities Authority (New Jersey), Solid
                    Waste System Revenue Bonds, 1991 Series A:
          195,000     7.100%, 6/15/06 (Alternative Minimum Tax)                 6/02 at 102          BB      199,101
        1,100,000     7.200%, 6/15/14 (Alternative Minimum Tax)                 6/02 at 102          BB    1,109,977
--------------------------------------------------------------------------------------------------------------------
                    Pollution Control Facilities -- 3.6%

        1,215,000   New Jersey Economic Development Authority, Economic        12/03 at 102         Aa3    1,255,824
                      Growth Bond, Composite Issue, 1992 Second Series H,
                      5.300%, 12/01/07 (Alternative Minimum Tax)

          625,000   New Jersey Economic Development Authority, Insured          5/05 at 102         Aaa      663,688
                      Revenue Bonds (Educational Testing Service Issue),
                      Series 1995B, 6.125%, 5/15/15

        1,000,000   New Jersey Economic Development Authority, Economic        12/03 at 102         Aa3    1,025,650
                      Growth Lease Revenue Bonds, Remarketed 1992
                      Second Series B, 5.300%, 12/01/07 (Alternative
                      Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
                    Transportation -- 10.0%

        1,750,000   New Jersey Turnpike Authority, Turnpike Revenue            No Opt. Call        Baa1    1,959,773
                      Bonds, Series 1991 C, 6.500%, 1/01/08

        1,415,000   The Delaware River and Bay Authority, Revenue Bonds,        1/04 at 102         Aaa    1,339,368
                      Series 1993, 5.000%, 1/01/17

          100,000   Parking Authority of the City of Hoboken, Hudson County,    3/02 at 102        Baa1      105,246
                      New Jersey, Parking General Revenue Refunding
                      Bonds, Series 1992A, 6.625%, 3/01/09

                                                                                         Nuveen Municipal Bond Funds
                                                                                   August 31, 1997 Semiannual Report

        Principal                                                             Optional Call                   Market
           Amount   Description                                                 Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                    Transportation -- continued

   $      125,000   The Port Authority of New York and New Jersey,             10/04 at 101         Aaa  $   136,749
                      Consolidated Bonds, Ninety Sixth Series, 6.600%,
                      10/01/23 (Alternative Minimum Tax)

          200,000   The Port Authority of New York and New Jersey,              6/05 at 101         AA-      204,186
                      Consolidated Bonds, One Hundredth Series, 5.750%,
                      12/15/20

          200,000   The Port Authority of New York and New Jersey,              7/04 at 101         AA-      210,596
                      Consolidated Bonds, Ninety-Fifth Series, 5.875%,
                      7/15/09 (Alternative Minimum Tax)

        4,100,000   The Port Authority of New York and New Jersey,             12/07 at 100         Aaa    4,153,464
                      Special Project Bonds, Series 6, JFK International
                      Air Terminal LLC Project, 5.750%, 12/01/25
                      (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
                        Utilities -- 3.5%

          790,000   Puerto Rico Electric Power Authority, Power Revenue        No Opt. Call        Baa1      927,673
                      Bonds, Series P, 7.000%, 7/01/07

          200,000   Puerto Rico Electric Power Authority, Power Revenue     7/02 at 101 1/2        Baa1      211,558
                      Bonds, Series R, 6.250%, 7/01/17

          250,000   Puerto Rico Electric Power Authority, Power Revenue         7/04 at 102        Baa1      272,338
                      Bonds, Series T, 6.375%, 7/01/24

        1,500,000   Puerto Rico Electric Power Authority, Power Revenue         7/05 at 100        Baa1    1,438,875
                      Refunding Bonds, Series Z, 5.250%, 7/01/21
--------------------------------------------------------------------------------------------------------------------
                    Water/Sewer Facilities -- 1.3%

          100,000   New Jersey Economic Development Authority, Water            6/03 at 102         Aaa       97,043
                      Facilities Revenue Refunding Bonds (New Jersey
                      American Water Company Inc. Project), Series 1993,
                      5.500%, 6/01/23 (Alternative Minimum Tax)

          150,000   New Jersey Economic Development Authority, Water            3/04 at 102         Aaa      152,807
                      Facilities Revenue Refunding Bonds (Hackensack
                      Water Company Project, 1994 Series B), 5.900%,
                      3/01/24 (Alternative Minimum Tax)

          200,000   New Jersey Wastewater Treatment Trust, Wastewater           4/04 at 102          Aa      220,731
                      Treatment Bonds, Series 1994A, 6.500%, 4/01/14

          250,000   The Hoboken-Union City-Weehawken Sewerage                   8/02 at 102         Aaa      268,217
                      Authority (New Jersey), Sewer Revenue Bonds
                       (Refunding Series 1992), 6.200%, 8/01/19


Portfolio of Investments (Unaudited)
Nuveen Flagship New Jersey - continued


        Principal                                                             Optional Call                   Market
           Amount   Description                                                 Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                    Water/Sewer Facilities -- continued

$         200,000   North Jersey District Water Supply Commission of            7/03 at 102         Aaa   $  209,651
                      the State of New Jersey, Wanaque South Project,
                      Revenue Refunding Bonds, Series 1993,
                      6.000%, 7/01/21

           75,000   The Wanaque Valley Regional Sewerage Authority,             9/03 at 102         Baa       75,022
                      (Passaic County, New Jersey), Sewer Revenue Bonds,
                      1993 Series A, 6.125%, 9/01/22
--------------------------------------------------------------------------------------------------------------------
$      76,520,000   Total Investments -- (cost $76,609,539) -- 98.8%                                      79,957,097
--------------------------------------------------------------------------------------------------------------------
                    Temporary Investments in Short-Term Municipal Securities -- 0.5%

$         400,000   The Port Authority of New York and New Jersey,                                 A-1+      400,000
=================     Versatile Structure Obligations, Series 2, Variable
                      Rate Demand Bonds, 3.650%, 5/01/19+
                    ------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities -- 0.7%                                                    566,343
                    ------------------------------------------------------------------------------------------------
                    Net Assets -- 100%                                                                   $80,923,440
                    ================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                          There may be other call provisions at varying prices at later dates.

                    **    Ratings: Using the higher of Standard & Poor's or
                          Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA-rated securities.

                    N/R - Investment is not rated.

                    (WI) Security purchased on a when-issued basis (see note 1 of the Notes to Financial Statements).

                    + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

[CAPTION]


Portfolio of Investments (Unaudited)                                                     Nuveen Municipal Bond Funds
Nuveen Flagship New Jersey Intermediate                                            August 31, 1997 Semiannual Report


       Principal                                                          Optional Call                       Market
          Amount    Description                                             Provisions*     Ratings**          Value
--------------------------------------------------------------------------------------------------------------------
                    Education -- 7.1%

 $       140,000    New Jersey State Educational Facilities Authority,      7/01 at 102          BBB+    $   150,038
                      Seton Hall University Project, Series D,
                      6.600%, 7/01/02

         330,000    New Jersey State Educational Facilities Authority,     No Opt. Call          BBB+        339,765
                      Higher Educational, St. Peters College, Series B,
                      6.000%, 7/01/99

         100,000    New Jersey State Educational Facilities Authority,      7/02 at 102            A-        108,188
                     Stevens Institute of Tech, Series A,
                     6.400%, 7/01/03
--------------------------------------------------------------------------------------------------------------------
                    Hospitals -- 13.4%

         200,000    New Jersey Health Care Facilities Financing             7/04 at 102           AAA        214,404
                      Authority, Newark Beth Israel Medical Center,
                      5.800%, 7/01/07

         100,000    New Jersey Health Care Facilities Financing Authority,  7/02 at 102           AAA        106,620
                      Revenue Refunding, West Jersey Health System,
                      6.000%, 7/01/07

         250,000    New Jersey Health Care Facilities Financing Authority,  7/04 at 102           AAA        276,990
                      Revenue Refunding, Bayonne Hospital Obligation
                      Group Issue, 6.400%, 7/01/07

         250,000    New Jersey Health Care Facilities Financing Authority, No Opt. Call           AAA        263,898
                      Revenue Refunding, Monmouth Medical Center
                      Issue, Series C, 5.700%, 7/01/02

         250,000    New Jersey Health Care Facilities Financing Authority,  7/04 at 102           AAA        269,633
                      Revenue Refunding, Dover General Hospital and
                      Medical Center, 5.900%, 7/01/05
--------------------------------------------------------------------------------------------------------------------
                    Industrial Development and Pollution Control -- 20.0%

         150,000    New Jersey Economic Development Authority, Electric    No Opt. Call           N/R        153,375
                      Energy Facility Revenue, Vineland Cogeneration
                      L.P. Project, 6.750%, 6/01/99

         470,000    New Jersey Economic Development Authority,              6/99 at 102           Aa3        489,632
                      Economic Development Revenue, Series R, 1,
                      5.800%, 6/01/01

         200,000    New Jersey Economic Development Authority,             No Opt. Call            A1        207,516
                      Economic Development Revenue Refunding,
                      Burlington Coat Factory, 5.400%, 9/01/03

         480,000    New Jersey Economic Development Authority,             No Opt. Call           AAA        502,037
                      Economic Development Revenue, Educational
                      Testing Service, Series B, 5.500%, 5/15/05


Portfolio of Investments (Unaudited)
Nuveen Flagship New Jersey Intermediate -continued


        Principal                                                              Optional Call                  Market
           Amount   Description                                                  Provisions*   Ratings**       Value
--------------------------------------------------------------------------------------------------------------------
                    Industrial Development and Pollution Control -- continued
  $       300,000    Port Authority New York & New Jersey Special               No Opt. Call         N/R  $  335,085
                      Obligation Revenue, Special Project, 4,
                      7.000%, 10/01/07
--------------------------------------------------------------------------------------------------------------------
                    Lease Rental -- 4.0%

          300,000   New Jersey Economic Development Authority,                  No Opt. Call         AAA     340,308
                      MKT Transition Facility Revenue, Senior Lien,
                      Series A, 7.000%, 7/01/04
--------------------------------------------------------------------------------------------------------------------
                      Municipal Revenue/Other -- 7.2%

          330,000   Hoboken, New Jersey Parking Authority, Parking              No Opt. Call        Baa1     340,398
                      Revenue Refunding, Series A, 5.850%, 3/01/00

          250,000   New Jersey Economic Development Authority,                  12/03 at 102        BBB-     265,135
                      District Heating & Cooling Revenue, Trigen,
                      Trenton Project, Series B, 6.100%, 12/01/04
--------------------------------------------------------------------------------------------------------------------
                      Municipal Revenue/Transportation -- 3.7%

          200,000   Port Authority New York & New Jersey,                        7/04 at 101         AA-     209,082
                      Ninety-Fifth Series, 5.500%, 7/15/05

          100,000   South Jersey Transportation Authority, New Jersey           11/02 at 102         AAA     106,971
                      Transportation System Revenue, Series B,
                      5.900%, 11/01/06
--------------------------------------------------------------------------------------------------------------------
                    Municipal Revenue/Utility -- 3.1%
          250,000   Puerto Rico Electric Power Authority, Power Revenue,        No Opt. Call        BBB+     262,330
                      Formerly Puerto Rico Commonwealth Water
                      Resource Authority Power, Refunding, Series Q,
                      5.900%, 7/01/01
--------------------------------------------------------------------------------------------------------------------
                    Municipal Revenue/Water & Sewer -- 7.9%
          250,000   Atlantic City, New Jersey Municipal Utilities                5/02 at 102          A-     256,028
                      Authority, Revenue Refunding, Water System,
                      5.650%, 5/01/07
          100,000   North Jersey District Water Supply Commission,               7/03 at 102         AAA     106,757
                      New Jersey, Refunding, Wanaque South Project,
                      5.700%, 7/01/05
          300,000   Ocean County, New Jersey Utilities Authority,                1/07 at 102         Aa2     300,237
                      Wastewater Revenue Refunding, 5.000%, 1/01/09


                                                                                          Nuveen Municipal Bond Funds
                                                                                   August 31, 1997 Semiannual Report



        Principal                                                               Optional Call                  Market
           Amount   Description                                                   Provisions*   Ratings**       Value
---------------------------------------------------------------------------------------------------------------------
                    Non-State General Obligations -- 20.0%

      $   100,000   Atlantic City, New Jersey Board Education,                   12/02 at 102         AAA  $  108,085
                      6.000%, 12/01/06

          100,000   Camden County, New Jersey, Refunding,                        No Opt. Call         AAA     104,623
                      5.500%, 6/01/02

          320,000   Essex County, New Jersey, Improvement Authority,              4/04 at 102        BBB+     339,526
                      Newark, 6.350%, 4/01/07

          400,000   Jersey City, New Jersey, School,                             No Opt. Call          AA     433,008
                      6.500%, 2/15/02

          250,000   Mercer County, New Jersey, Improvement Authority,            No Opt. Call          Aa     183,960
                      Revenue Refunding, Guaranteed, Solid Waste,
                      Site & Disposal Facilities Project, 0.000%, 4/01/04

          100,000   Monmouth County, New Jersey, Improvement                      7/02 at 102         AA+     107,673
                      Authority Revenue, Howell Township Board
                      Education Project, 6.000%, 7/01/03

          100,000   Montclair Township, New Jersey, School,                   3/00 at 101 1/2         AAA     103,882
                      5.800%, 3/01/06

          185,000   Perth Amboy, New Jersey, Board of Education,                 No Opt. Call         AAA     202,599
                      6.200%, 8/01/04

          100,000   Woodbridge Township, New Jersey,                              8/02 at 102          A1     107,798
                      6.150%, 8/15/06
---------------------------------------------------------------------------------------------------------------------
                    Special Tax Revenue -- 1.3%

          100,000   New Jersey Sports & Exposition Authority, Convention          7/02 at 102         AAA     106,889
                      Center Luxury Tax Revenue Refunding, Series A,
                      6.000%, 7/01/07
---------------------------------------------------------------------------------------------------------------------
                    State/Territorial General Obligations -- 7.4%

                    Guam Government, Series A:
          275,000     4.900%, 11/15/04                                          1 1/03 at 102         BBB     270,817
          200,000     5.150%, 11/15/07                                           11/03 at 102         BBB     199,042

          200,000   New Jersey State, Refunding, Series D,                       No Opt. Call         AA+     155,516
                      0.000%, 2/15/03

Portfolio of Investments (Unaudited)
Nuveen Flagship New Jersey Intermediate -- Continued


       Principal                                                              Optional Call                   Market
          Amount    Description                                                 Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                    Student Loan Revenue Bonds -- 1.0%

        $ 85,000    New Jersey State Higher Education Assistance                7/02 at 102          A+     $ 86,650
                     Authority, Student Revenue, Series A,
                     6.000%, 1/01/06
--------------------------------------------------------------------------------------------------------------------
      $7,815,000    Total Investments -- (cost $7,726,833) -- 96.1%                                        8,114,495
================----------------------------------------------------------------------------------------------------
                    Temporary Investments in Short-Term Municipal Securities -- 2.4%

      $  200,000    New Jersey Economic Development Authority, Water                             VMIG-1      200,000
================     Facilities Revenue Refunding Bonds (United Water
                     New Jersey Inc. Project) 1996 Series A, Variable
                     Rate Demand Bonds, 3.000%, 11/01/26+

                    ------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities -- 1.5%                                                    129,600
                    ------------------------------------------------------------------------------------------------
                    Net Assets -- 100%                                                                  $  8,444,095
                    ================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                    + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

Statement of Net Assets (Unaudited)                  Nuveen Municipal Bond Funds
August 31, 1997                                August 31, 1997 Semiannual Report


                                        Nuveen Flagship          Nuveen Flagship
                                             New Jersey  New Jersey Intermediate
--------------------------------------------------------------------------------
Assets
Investment in municipal securities,
 at market value (note 1)                   $79,957,097              $ 8,114,495
Temporary investments in short-term
 municipal securities, at amortized
 cost, which approximates market
 value (note 1)                                 400,000                  200,000
Cash                                            216,043                   53,459
Receivables:
  Interest                                    1,286,135                  107,971
  Shares sold                                   293,765                       --
  Fund manager                                       --                    2,106
Other assets                                        665                    1,847
--------------------------------------------------------------------------------
    Total assets                             82,153,705                8,479,878
--------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                         932,606                       --
  Shares redeemed                                   606                       --
Accrued expenses:
  Management fees (note 6)                       14,040                       --
  12b-1 distribution and service
   fees (notes 1 and 6)                           8,586                    1,368
  Other                                          45,789                   19,701
Dividends payable                               228,638                   14,714
--------------------------------------------------------------------------------
    Total liabilities                         1,230,265                   35,783
--------------------------------------------------------------------------------
Net assets (note 7)                         $80,923,440              $ 8,444,095
================================================================================
Class A Shares (note 1)
Net assets                                  $31,305,232              $ 8,109,868
Shares outstanding                            3,016,170                  783,928
Net asset value and redemption price
 per share                                  $     10.38              $     10.35
Offering price per share (net asset
 value per share plus maximum sales
 charge of 4.20% and 3.00%,
 respectively, of offering price)           $     10.84              $     10.67
================================================================================
Class B Shares (note 1)
Net assets                                  $ 1,523,544                      N/A
Shares outstanding                              146,697                      N/A
Net asset value, offering and
 redemption price per share                 $     10.39                      N/A
================================================================================
Class C Shares (note 1)
Net assets                                  $ 4,553,262              $   176,712
Shares outstanding                              439,228                   17,041
Net asset value, offering and
 redemption price per share                 $     10.37              $     10.37
================================================================================
Class R Shares (note 1)
Net assets                                  $43,541,402              $   157,515
Shares outstanding                            4,190,326                   15,211
Net asset value, offering and
 redemption price per share                 $     10.39              $     10.36
================================================================================

N/A -- Nuveen Flagship New Jersey Intermediate is not authorized to issue
       Class B Shares.

                                 See accompanying notes to financial statements.
25

Statement of Operations (Unaudited)
Six months ended August 31, 1997


                                                                  Nuveen Flagship            Nuveen Flagship
                                                                       New Jersey    New Jersey Intermediate
------------------------------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                    $2,304,857                   $197,075
------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                  212,313                     19,700
12b-1 service fees -- Class A (notes 1 and 6)                              29,737                      6,984
12b-1 distribution and service fees -- Class B (notes 1 and 6)              2,855                        N/A
12b-1 distribution and service fees -- Class C (notes 1 and 6)             13,359                        257
Shareholders' servicing agent fees and expenses                            34,506                      2,338
Custodian's fees and expenses                                              23,500                     14,531
Trustees' fees and expenses (note 6)                                          769                         70
Professional fees                                                          11,805                      7,205
Shareholders' reports -- printing and mailing expenses                     19,145                        857
Federal and state registration fees                                         2,116                        210
Organizational expenses (note 1)                                               --                      4,490
Other expenses                                                              2,172                        487
------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                               352,277                     57,129
  Expense reimbursement (note 6)                                         (152,552)                   (34,194)
------------------------------------------------------------------------------------------------------------
Net expenses                                                              199,725                     22,935
------------------------------------------------------------------------------------------------------------
Net investment income                                                   2,105,132                    174,140
------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
  from Investments
Net realized gain (loss) from investment transactions
 (notes 1 and 4)                                                         (188,058)                     3,620
Net change in unrealized appreciation or depreciation
  of investments                                                        1,097,078                     25,668
------------------------------------------------------------------------------------------------------------
Net gain from investments                                                 909,020                     29,288
------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                             $3,014,152                   $203,428
============================================================================================================

N/A -- Nuveen Flagship New Jersey Intermediate is not authorized to issue Class B Shares.

26                               See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)       Nuveen Municipal Bond Funds
                                               August 31, 1997 Semiannual Report


                                                                         Nuveen
                                    Nuveen Flagship New Jersey      New Jersey*
                                -----------------------------------------------
                                Six months ended  One month ended    Year ended
                                         8/31/97          2/28/97       1/31/97
-------------------------------------------------------------------------------
Operations
Net investment income               $  2,105,132     $    337,937  $  3,029,152
Net realized gain (loss) from
 investment transactions
 (notes 1 and 4)                        (188,058)              --       (98,679)
Net change in unrealized
 appreciation or depreciation
 of investments                        1,097,078          328,719      (891,352)
-------------------------------------------------------------------------------
Net increase in net assets from
 operations                            3,014,152          666,656     2,039,121
-------------------------------------------------------------------------------
Distributions to Shareholders
 (note 1)
From undistributed net
 investment income:
  Class A                               (796,435)        (125,569)     (704,372)
  Class B                                (12,424)             (49)          N/A
  Class C                                (85,456)         (10,843)      (82,289)
  Class R                             (1,210,639)        (200,899)   (2,250,619)
-------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders        (2,104,954)        (337,360)   (3,037,280)
-------------------------------------------------------------------------------
Fund Share Transactions
 (note 2)
Net proceeds from shares issued
 in the reorganization of
 Nuveen New Jersey (note 1)                   --       62,588,085            --
Net proceeds from shares
 issued in the reorganization
 of Flagship New Jersey
 (note 1)                                     --       10,797,401            --
Net proceeds from sale of
 shares                               10,309,501          859,670    14,264,870
Net proceeds from shares
 issued to shareholders due to
 reinvestment of distributions         1,354,716               --     2,264,231
-------------------------------------------------------------------------------
                                      11,664,217       74,245,156    16,529,101
-------------------------------------------------------------------------------
Cost of shares redeemed               (4,966,397)      (1,308,030)   (7,972,757)
-------------------------------------------------------------------------------
Net increase (decrease) in
 net assets from Fund share
 transactions                          6,697,820       72,937,126     8,556,344
-------------------------------------------------------------------------------
Net increase (decrease) in
 net assets                            7,607,018       73,266,422     7,558,185
Net assets at the beginning
 of period                            73,316,422           50,000    55,029,900
-------------------------------------------------------------------------------
Net assets at the end of
 period                             $ 80,923,440      $73,316,422  $ 62,588,085
===============================================================================
Balance of undistributed net
 investment income at end of
 period                             $        755      $       577  $         --
===============================================================================

* Nuveen New Jersey was reorganized into Nuveen Flagship New Jersey and ceased to exist after the close of business on January 31, 1997 (see note 1 of the Notes to Financial Statements).

N/A -- Nuveen New Jersey was not authorized to issue Class B Shares.

27                               See accompanying notes to financial statements.

                                                             Nuveen Flagship                     Flagship New Jersey
                                                         New Jersey Intermediate                        Intermediate
                                                 -------------------------------------------------------------------
                                                 Six Months ended      Nine months ended                  Year ended
                                                          8/31/97               2/28/97*                     5/31/96
--------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                  $  174,140             $  280,866                  $  447,320
Net realized gain (loss) from investment
  transactions (notes 1 and 4)                              3,620                 35,472                      12,478
Net change in unrealized appreciation or
  depreciation of investments                              25,668                 90,246                     (98,145)
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                203,428                406,584                     361,653
--------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                (168,258)              (282,787)                   (446,648)
  Class B                                                     N/A                    N/A                         N/A
  Class C                                                  (1,499)                    --                          --
  Class R                                                  (2,668)                   N/A                         N/A
--------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
  distributions to shareholders                          (172,425)              (282,787)                   (446,648)
--------------------------------------------------------------------------------------------------------------------

Fund Share Transactions (note 2)
Net proceeds from shares issued in the
  reorganization of Nuveen New Jersey
  (note 1)                                                     --                     --                          --
Net proceeds from shares issued in the
  reorganization of Flagship New Jersey
  (note 1)                                                     --                     --                          --
Net proceeds from sale of shares                        1,930,623                300,959                   1,086,130
Net proceeds from  shares issued to
  shareholders due to reinvestment
  of distributions                                         99,722                174,134                     265,262
--------------------------------------------------------------------------------------------------------------------
                                                        2,030,345                475,093                   1,351,392
--------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                  (628,171)            (1,905,553)                 (2,165,321)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from Fund share transactions                          1,402,174             (1,430,460)                   (813,929)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                   1,433,177             (1,306,663)                   (898,924)

Net assets at the beginning of period                   7,010,918              8,317,581                   9,216,505
--------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                        $8,444,095             $7,010,918                  $8,317,581
====================================================================================================================
Balance of undistributed net investment
  income at end of period                              $    1,748             $       33                  $    1,954
====================================================================================================================


* Information represents eight months of Flagship New Jersey Intermediate and one month of Nuveen Flagship New Jersey Intermediate (see note 1 of the Notes to Financial Statements).
N/A -- Nuveen Flagship New Jersey Intermediate is not authorized to issue Class
       B Shares and prior to February 1, 1997, its predecessor (see note 1 of the Notes to Financial Statements) did not issue Class C Shares and was not authorized to issue Class R Shares.


28                               See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

Nuveen Municipal Bond Funds
August 31, 1997 Semiannual Report


1. General Information and Significant Accounting Policies
The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship New Jersey Municipal Bond Fund ("Nuveen Flagship New Jersey") and the Nuveen Flagship New Jersey Intermediate Municipal Bond Fund ("Nuveen Flagship New Jersey Intermediate") (collectively the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December, 1996.

After the close of business on January 31, 1997, Nuveen New Jersey Tax-Free Value Fund ("Nuveen New Jersey") and Flagship New Jersey Double Tax Exempt Fund ("Flagship New Jersey") reorganized into Nuveen Flagship New Jersey. Flagship's New Jersey Intermediate Tax Exempt Fund ("Flagship New Jersey Intermediate") was reorganized into the Trust and renamed Nuveen Flagship New Jersey Intermediate Municipal Bond Fund. Prior to these reorganizations, Nuveen New Jersey was a series of the Nuveen Multistate Tax-Free Trust while Flagship New Jersey and Flagship New Jersey Intermediate were each a sub-trust of the Flagship Tax Exempt Funds Trust. Nuveen New Jersey had a January 31 fiscal year end and Flagship New Jersey had a May 31 fiscal year end prior to being reorganized into Nuveen Flagship New Jersey which has a February 28 fiscal year end. Flagship New Jersey Intermediate had a May 31 fiscal year end prior to being reorganized into the Trust and now has a February 28 fiscal year end.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their when-issued and delayed delivery purchase commitments. At August 31, 1997, Nuveen Flagship New Jersey had such outstanding purchase commitments of $932,606. Nuveen Flagship New Jersey Intermediate had no such outstanding purchase commitments.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholders accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New Jersey state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Nuveen Municipal Bond Funds
August 31, 1997 Semiannual Report

Flexible Sales Charge Program
Each Fund offers Class A, C and R Shares. Nuveen Flagship New Jersey also offers Class B Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended August 31, 1997.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses
The organizational expenses incurred on behalf of Nuveen Flagship New Jersey Intermediate (approximately $32,200) will be reimbursed to the Adviser on a straight-line basis over a period of three years beginning June 1, 1996. As of August 31, 1997, $12,510 has been reimbursed. In the event that the Adviser's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

2. Fund Shares
Transactions in Fund shares were as follows:


                             Nuveen Flagship New Jersey           Nuveen New Jersey*
                  ------------------------------------------------------------------
                    Six months ended        One month ended          Year ended
                        8/31/97                 2/28/97                1/31/97
                  ------------------------------------------------------------------
                   Shares       Amount     Shares        Amount    Shares      Amount
-------------------------------------------------------------------------------------
Shares sold:
  Class A         494,232  $ 5,078,443     39,089   $   402,796   798,711 $ 8,132,760
  Class B         139,324    1,436,233      6,006        61,899       N/A         N/A
  Class C         190,644    1,959,733      8,563        88,093   182,286   1,861,710
  Class R         178,115    1,835,092     29,727       306,882   418,474   4,270,400

Shares issued in the reorganization
  of Nuveen New Jersey:

  Class A              --           --  1,671,230    17,071,934        --          --
  Class B              --           --         --            --       N/A         N/A
  Class C              --           --    255,888     2,610,879        --          --
  Class R              --           --  4,195,136    42,905,272        --          --

Shares issued in the reorganization
  of Flagship New Jersey:

  Class A              --           --  1,056,994    10,797,401        --          --
  Class B              --           --         --            --       N/A         N/A
  Class C              --           --         --            --        --          --
  Class R              --           --         --            --        --          --

Shares issued to shareholders due
  to reinvestment of distributions:

  Class A          43,870      450,797         --            --    49,041     499,709
  Class B             287        2,979         --            --       N/A         N/A
  Class C           4,807       49,404         --            --     4,353      44,287
  Class R          82,792      851,536         --            --   168,605   1,720,235
-------------------------------------------------------------------------------------
                1,134,071   11,664,217  7,262,633    74,245,156 1,621,470  16,529,101
-------------------------------------------------------------------------------------
Shares redeemed:
  Class A        (238,932)  (2,462,417)   (51,537)     (530,506) (201,249) (2,042,963)
  Class B            (144)      (1,459)        --            --       N/A         N/A
  Class C         (20,837)    (215,199)    (1,062)      (10,935)  (33,320)   (335,344)
  Class R        (222,281)  (2,287,322)   (74,385)     (766,589) (550,089) (5,594,450)
-------------------------------------------------------------------------------------
                 (482,194)  (4,966,397)  (126,984)   (1,308,030) (784,658) (7,972,757)
-------------------------------------------------------------------------------------
Net increase      651,877  $ 6,697,820  7,135,649   $72,937,126   836,812 $ 8,556,344
=====================================================================================

* Nuveen New Jersey was reorganized into Nuveen Flagship New Jersey and ceased to exist after the close of business on January 31, 1997 (see note 1).
N/A - Nuveen New Jersey was not authorized to issue Class B Shares.


                                                              Nuveen Municipal Bond Funds
                                                        August 31, 1997 Semiannual Report


                                        Nuveen Flagship               Flagship New Jersey
                                    New Jersey Intermediate              Intermediate
                        -----------------------------------------------------------------
                           Six months ended      Nine months ended        Year ended
                               8/31/97               2/28/97*               5/31/96
                        -----------------------------------------------------------------
                         Shares       Amount    Shares       Amount    Shares      Amount
-----------------------------------------------------------------------------------------
Shares sold:
  Class A               154,825  $ 1,600,693    29,384  $   300,959   105,150 $ 1,086,130
  Class B                   N/A          N/A       N/A          N/A       N/A         N/A
  Class C                16,969      175,830        --           --        --          --
  Class R                15,210      154,100        --           --       N/A         N/A

Shares issued to shareholders due
  to reinvestment of distributions:

  Class A                 9,646       98,965    17,041      174,134    25,702     265,262
  Class B                   N/A          N/A       N/A          N/A       N/A         N/A
  Class C                    72          750        --           --        --          --
  Class R                     1            7        --           --       N/A         N/A
-----------------------------------------------------------------------------------------
                        196,723    2,030,345    46,425      475,093   130,852   1,351,392
-----------------------------------------------------------------------------------------
Shares redeemed:
  Class A               (61,245)    (628,171) (185,962)  (1,905,553) (209,872) (2,165,321)
  Class B                   N/A          N/A       N/A          N/A       N/A         N/A
  Class C                    --           --        --           --        --          --
  Class R                    --           --        --           --       N/A         N/A
-----------------------------------------------------------------------------------------
                        (61,245)    (628,171) (185,962)  (1,905,553) (209,872) (2,165,321)
-----------------------------------------------------------------------------------------
Net increase (decrease) 135,478 $  1,402,174  (139,537) $(1,430,460)  (79,020) $ (813,929)
=========================================================================================

* Information represents eight months of Flagship New Jersey Intermediate and one month of Nuveen Flagship New Jersey Intermediate (see note 1).
N/A - Nuveen Flagship New Jersey Intermediate is not authorized to issue Class B
      Shares and prior to February 1, 1997, its predecessor (see note 1) did not issue Class C Shares and was not authorized to issue Class R Shares.

3. Distributions to Shareholders
On September 9, 1997, the Funds declared dividend distributions from their tax-exempt net investment income which were paid on October 1, 1997, to shareholders of record on September 9, 1997, as follows:

                                       Nuveen Flagship          Nuveen Flagship
                                            New Jersey  New Jersey Intermediate
-------------------------------------------------------------------------------
Dividend per share:
  Class A                                      $ .0465                  $ .0420
  Class B                                        .0400                      N/A
  Class C                                        .0420                    .0375
  Class R                                        .0485                    .0440
===============================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended August 31, 1997, were as follows:

                                       Nuveen Flagship          Nuveen Flagship
                                            New Jersey  New Jersey Intermediate
-------------------------------------------------------------------------------
Purchases
  Investments in municipal securities     $ 16,929,034              $ 1,618,712
  Temporary municipal investments            7,600,000                1,300,000

Sales
  Investments in municipal securities        8,931,815                  740,694
  Temporary municipal investments            8,800,000                1,100,000
===============================================================================

At August 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At February 28, 1997, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryovers will expire as follows:

                                       Nuveen Flagship          Nuveen Flagship
                                           New Jersey*  New Jersey Intermediate
-------------------------------------------------------------------------------
Expiration year:
  2002                                       $ 170,150              $        --
  2003                                         424,626                  198,683
  2004                                         116,050                       --
-------------------------------------------------------------------------------
Total                                        $ 710,826              $   198,683
===============================================================================

* Due to the reorganization of Nuveen New Jersey and Flagship New Jersey into Nuveen Flagship New Jersey (see note 1), Nuveen New Jersey and Flagship New Jersey had net capital losses from investment transactions of $576,597 and $134,229, respectively, which were carried forward into Nuveen Flagship New Jersey, as permitted under applicable tax regulations.

Nuveen Municipal Bond Funds
August 31, 1997 Semiannual Report


5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 1997, were as follows:

                                 Nuveen Flagship                Nuveen Flagship
                                      New Jersey        New Jersey Intermediate
-------------------------------------------------------------------------------
Gross unrealized:
  appreciation                       $ 3,564,676                     $  394,751
  depreciation                          (217,118)                        (7,089)
-------------------------------------------------------------------------------
Net unrealized appreciation          $ 3,347,558                     $  387,662
===============================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Trusts' investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average daily net asset value                                    Management fee
-------------------------------------------------------------------------------
For the first $125 million                                          .5500 of 1%
For the next $125 million                                           .5375 of 1
For the next $250 million                                           .5250 of 1
For the next $500 million                                           .5125 of 1
For the next $1 billion                                             .5000 of 1
For net assets over $2 billion                                      .4750 of 1
-------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended August 31, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $114,200 and $6,000 for Nuveen Flagship New Jersey and Nuveen Flagship New Jersey Intermediate, respectively, of which approximately $97,600 and $4,800, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended August 31, 1997, the Distributor compensated authorized dealers directly with approximately $76,400 and $1,800 in commission advances at the time of purchase for Nuveen Flagship New Jersey and Nuveen Flagship New Jersey Intermediate, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares for Nuveen Flagship New Jersey during the first year following a purchase, all 12b-1 distribution fees on

Class B Shares for Nuveen Flagship New Jersey, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 1997, the Distributor retained approximately $12,300 and $300 in such 12b-1 fees for Nuveen Flagship New Jersey and Nuveen Flagship New Jersey Intermediate, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $100 of CDSC on Nuveen Flagship New Jersey share redemptions during the six months ended August 31, 1997.

7. Composition of Net Assets
At August 31, 1997, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                          Nuveen Flagship                 Nuveen Flagship
                                               New Jersey         New Jersey Intermediate
-----------------------------------------------------------------------------------------
Capital paid-in                              $ 78,479,265                     $ 8,249,748

Balance of undistributed net
  investment income                                   755                           1,748

Accumulated net realized gain (loss) from
  investment transactions                        (904,138)                       (195,063)

Net unrealized appreciation
  of investments                                3,347,558                         387,662
-----------------------------------------------------------------------------------------
Net assets                                   $ 80,923,440                     $ 8,444,095
=========================================================================================

Financial Highlights

                       Financial Highlights (Unaudited)

Selected data for a common share outstanding throughout each period is as follows:

Class (Inception date)              Operating performance        Less distributions
                                  ------------------------    ------------------------



NUVEEN FLAGSHIP                                      Net
NEW JERSEY**              Net               realized and     Dividends                        Net      Total
                        asset                 unrealized     from tax-                      asset     return
                        value         Net    gain (loss)     exempt net   Distributions     value     on net
Year ending         beginning  Investment           from     investment    from capital    end of      asset
February 28/29,     of period   income(b)    investments         income           gains    period   value(a)
------------------------------------------------------------------------------------------------------------
Class A (9/94)
        1998(f)       $ 10.26       $ .28         $  .12        $ (.28)          $   --  $  10.38       3.94%
        1997(d)         10.22         .05            .04          (.05)              --     10.26        .85
        1997(e)         10.40         .48           (.15)         (.51)              --     10.22       3.31
        1996(e)          9.73         .51            .69          (.53)              --     10.40      12.63
        1995(c)         10.03         .21           (.21)         (.21)            (.09)     9.73        .02
Class B (2/97)
        1998(f)         10.26         .24            .13          (.24)              --     10.39       3.65
        1997(d)         10.22         .05            .03          (.04)              --     10.26        .78
Class C (9/94)
        1998(f)         10.25         .25            .12          (.25)              --     10.37       3.67
        1997(d)         10.20         .04            .05          (.04)              --     10.25        .90
        1997(e)         10.38         .41           (.16)         (.43)              --     10.20       2.53
        1996(e)          9.71         .44            .68          (.45)              --     10.38      11.80
        1995(c)          9.77         .16           (.05)         (.17)              --      9.71       1.16
Class R (12/91)
        1998(f)         10.27         .29            .12          (.29)              --     10.39       4.05
        1997(d)         10.23         .05            .04          (.05)              --     10.27        .86
        1997(e)         10.41         .49           (.14)         (.53)              --     10.23       3.55
        1996(e)          9.74         .55            .68          (.56)              --     10.41      12.88
        1995(e)         10.71         .52           (.88)         (.52)            (.09)     9.74      (3.27)
        1994(e)          9.96         .51            .81          (.51)            (.06)    10.71      13.60
        1993(e)          9.53         .45            .42          (.44)              --      9.96       9.36
        1992(c)          9.53          --             --            --               --      9.53         --
============================================================================================================

       *   Annualized.
       ** Information included prior to the one month ending February 28, 1997, reflects the financial highlights of Nuveen New Jersey.
       (a) Total returns are calculated on net asset value without any sales charge and are not annualized.
       (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
       (c) From commencement of class operations as noted through January 31.
       (d) For the one month ending February 28.
       (e) For the year ending January 31.
       (f) For the six months ending August 31, 1997.

                                                    Nuveen Municipal Bond Funds
                                              August 31, 1997 Semiannual Report

                           Ratios/Supplemental data
-------------------------------------------------------------------------------
                                     Ratio                     Ratio
                                    of net                    of net
                    Ratio of    investment     Ratio of   investment
                    expenses     income to     expenses    income to
                  to average       average   to average      average
                  net assets    net assets   net assets   net assets
    Net assets        before        before        after        after Portfolio
 end of period    reimburse-    reimburse-   reimburse-   reimburse-  turnover
(in thousands)          ment          ment      ment(b)      ment(b)      rate
------------------------------------------------------------------------------
      $ 31,305           .99%*        4.98%*        .60%*       5.37%*      12%
        27,879          1.01*         5.43*         .55*        5.89*       --
        17,072          1.13          4.85         1.00         4.98        10
        10,661          1.25          4.85         1.00         5.10        39
         2,741          1.31*         5.03*        1.00*        5.34*       32

         1,524          1.74*         4.17*        1.37*        4.54*       12
            74          1.77*         5.71*        1.27*        6.21*       --

         4,553          1.54*         4.42*        1.15*        4.81*       12
         2,712          1.56*         4.89*        1.10*        5.35*       --
         2,611          1.88          4.09         1.75         4.22        10
         1,065          1.96          4.16         1.75         4.37        39
           464          2.00*         4.37*        1.75*        4.62*       32

        43,541           .79*         5.18*         .40*        5.57*       12
        42,651           .81*         5.63*         .35*        6.09*       --
        42,905           .89          5.10          .75         5.24        10
        43,304           .98          5.20          .75         5.43        39
        39,582           .89          5.18          .75         5.32        32
        36,462           .98          4.61          .75         4.84        52
        16,208          1.43*         4.28*         .75*        4.96*        9
            15            --            --           --           --        --
==============================================================================

                                      39


Class (Inception date)              Operating performance        Less distributions
                                    ---------------------        ------------------



NUVEEN FLAGSHIP                                      Net
NEW JERSEY                Net               realized and      Dividends                       Net      Total
INTERMEDIATE**          asset                 unrealized      from tax-                     asset     return
                        value         Net    gain (loss)     exempt net   Distributions     value     on net
Year ending         beginning  Investment           from     investment    from capital    end of      asset
February 28/29,     of Period   income(b)    investments         income           gains    period   value(a)
------------------------------------------------------------------------------------------------------------
    Class A (9/92)
        1998(g)       $ 10.30       $ .25          $ .05        $ (.25)        $     --   $ 10.35       2.98%
        1997(e)         10.14         .38            .16          (.38)              --     10.30       5.41
        1996(f)         10.25         .51           (.11)         (.51)              --     10.14       3.89
        1995(f)         10.04         .50            .22          (.51)              --     10.25       7.42
        1994(f)         10.15         .53           (.10)         (.52)            (.02)*** 10.04       4.27
        1993(d)          9.70         .34            .45          (.34)              --     10.15      11.07*
    Class C (3/97)
        1998(c)         10.28         .21            .10          (.22)              --     10.37       3.10
    Class R (3/97)
        1998(c)         10.28         .25            .09          (.26)              --     10.36       3.39
============================================================================================================

        *    Annualized.
        ** Information included prior to the nine months ending February 28, 1997, reflects the financial highlights of Flagship New Jersey Intermediate.
       *** The amount shown reflects a distribution in excess on capital gains.
        (a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
        (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
        (c) From commencement of class operations as noted through August 31, 1997.
        (d)  From commencement of class operations as noted through May 31.
        (e)  For the nine months ending February 28.
        (f)  For the year ending May 31.
        (g)  For the six months ending August 31, 1997.

                                                    Nuveen Municipal Bond Funds
                                              August 31, 1997 Semiannual Report

                                Ratios/Supplemental data
--------------------------------------------------------------------------------
                                     Ratio                     Ratio
                                    of net                    of net
                    Ratio of    investment     Ratio of   investment
                    expenses     income to     expenses    income to
                  to average       average   to average      average
                  net assets    net assets   net assets   net assets
    Net assets        before        before        after        after  Portfolio
 end of period    reimburse-    reimburse-   reimburse-   reimburse-   turnover
(in thousands)          ment          ment      ment(b)      ment(b)       rate
-------------------------------------------------------------------------------
       $ 8,110          1.59%*        3.92%*        .64%*       4.87%*       11%
         7,011          1.93*         3.69*         .68*        4.94*        11
         8,318          1.71          3.79          .60         4.90         17
         9,217          1.81          3.92          .69         5.04         35
         9,321          1.81          3.45          .16         5.10         27
         5,649          2.70*         2.54*         .40*        4.84*        29

           177          2.13*         3.22*        1.23*        4.12*        11

           158          1.40*         4.06*         .49*        4.97*        11
===============================================================================

Shareholder Information

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate-Term
Limited Term

State Funds
Alabama         Michigan
Arizona         Missouri
California      New Jersey
Colorado        New Mexico
Connecticut     New York
Florida         North Carolina
Georgia         Ohio
Kansas          Pennsylvania
Kentucky        South Carolina
Louisiana       Tennessee
Maryland        Virginia
Massachusetts   Wisconsin

To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser or Nuveen at (800) 621-7227.

Fund Information

Board of Trustees
Robert P. Bremmer
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Custodian
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

Transfer Agent,
Shareholder Services and
Dividend Disbursing Agent
Shareholder Services, Inc.
Nuveen Investor Services
P.O. Box 5330
Denver, CO 80217-5330

(800) 621-7227

Legal Counsel
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

Independent Public
Accountants
Arthur Andersen LLP
Chicago, Illinois

Serving Investors
for Generations

[PHOTO OF JOHN NUVEEN, SR.]


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com

                                                                     VSA-NJ-8.97

NUVEEN
Municipal
Bond Funds

August 31, 1997

Semiannual Report

Dependable, tax-free income to help you keep more of what you earn.

                           [PHOTO APPEARS HERE]

New York

New York
Insured

Contents

 1   Dear Shareholder

 3   Answering Your Questions

 6   New York Performance
     Overview

 8   New York Insured
     Performance Overview

11   Financial Section

54   Shareholder Information

55   Fund Information

Dear Shareholder


[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.



It is a pleasure to report to you on the performance of the Nuveen New York Municipal Bond Funds. Both funds performed well over the past six months, rewarding investors with attractive tax-free income, consistent performance and capital preservation.

For the 12 months ended August 31, 1997, the uninsured New York fund provided Class A shareholders with a total return on net asset value of 9.68%, surpassing the 9.25% return generated by the unmanaged Lehman Brothers Municipal Bond Index. The fund also outpaced the average return of 8.93% for its peer group, the Lipper New York Municipal Bond Fund Category. The insured New York fund also performed well, providing Class A shareholders with an annual total return of 7.56%, which compares with its peer group average of 7.72% for the Lipper New York Insured Municipal Bond Fund Category.

This strong performance was achieved in an environment of periodic interest rate volatility. Positive news on the inflation front helped soften the effects of a hike in short-term interest rates by the Federal Reserve Board in late March. After tightening short-term interest rates by 0.25%, the Federal Reserve demonstrated its confidence in the economy's path by maintaining the status quo at subsequent meetings.

"Both funds performed well over the past six months, rewarding investors with attractive tax-free income, consistent performance and capital preservation."

So far in 1997, investors have focused their attention on fiscal issues such as the federal budget accord and tax cut measures, including a reduction in the capital gains tax. The economy continued to experience record expansion and the lowest unemployment rates in almost two decades, a combination that in the past has predictably been accompanied by an increase in inflation. Current conditions, however, give every indication that inflation is under control.

Nuveen's financial products and services continue to evolve as we extend our commitment to helping prudent investors achieve their investment goals. In addition to our 35 municipal mutual funds, Nuveen now offers a variety of other products and services designed for the distinct needs of investors who rely on their investment portfolios as their principal source of income and financial security. We recently celebrated the successful first year of our high-performing Nuveen Growth and Income Stock Fund, as well as two new balanced stock and bond funds. We have also expanded our private asset management service by acquiring Rittenhouse Financial Services, a well-respected provider of growth investment management services.

Nuveen prides itself on helping more than 1.3 million investors achieve their financial goals by providing quality investment solutions that withstand the test of time. We thank you for your confidence in Nuveen and our family of investments, and we look forward to reporting to you again in six months.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

October 1, 1997

Answering Your Questions


Portfolio Manager Dan Solender talks about the municipal bond market and offers insights into the factors that affected fund performance over the past year.

What key economic and market factors affected the funds' performance over the past year?

The combination of strong economic growth and low inflation has led to slightly falling bond yields over the past year. Periodic volatility in the bond market created a positive environment for the funds, providing us with a number of opportunities to purchase attractive bonds at discounts during brief declines in the market. The market also experienced a significant tightening of credit spreads during the year, meaning that the difference in the yields of high-quality and low-quality bonds was gradually reduced to the smallest levels we've seen in many years. This allowed us to purchase very high quality bonds for the portfolios without sacrificing much yield.

The supply of new bond issuance increased a modest seven percent nationally, while municipal supply in New York increased 23 percent. The impact of this dramatic increase in supply was softened by the improving economy in New York City and New York state, as both ended their fiscal years with budget surpluses due to higher-than-expected tax revenues from the financial services industry.

Given these market conditions, how have the funds performed?

As Tim mentioned in his letter to shareholders, both funds performed well during the one-year period ended August 31, 1997. The uninsured New York fund's Class A shares were rated among the top 25 percent of New York

"New York promises to be one of the most exciting areas of the municipal bond market in the coming months."


municipal bond funds by Lipper Analytical Services. The fund's Class R shares also received a five-star rating from Morningstar, which rates mutual funds on a risk-adjusted basis.


In addition to strong total returns, the funds continued to produce consistent dividends and annual tax-free yields. Class A shareholders received 4.54% for the uninsured New York fund and 3.97% for the insured New York fund. Investors in the 35.5% combined state and federal income tax bracket would have had to earn at least 7.04% and 6.16%, respectively, on taxable alternatives to equal these yields on an after-tax basis.

What strategies did you use to add value?

Earlier in the year, we found good values in bonds supported by appropriations from the New York state government that offered excellent yields relative to higher-rated bonds. We took advantage of the high yields on these investment-grade quality bonds, which our research indicated would be a good addition to the funds.

As credit spreads tightened during the year, we focused on taking advantage of opportunities to purchase bonds with higher credit quality at yields that were similar to bonds that were rated much lower. We believe that as credit spreads widen again, these high-quality issues will appreciate in value relative to lower-grade bonds. Since credit quality does not really affect the insured fund (in which 99% of the bonds are AAA-rated), we focused on extending the call protection of the fund, which should increase its dividend stability.

What is your outlook for the municipal market?

As long as interest rates remain relatively stable, we foresee no major supply changes in the national municipal bond market. New issuance will likely expand somewhat as the economy continues to grow. However, if the volatility in the equity market continues at current levels, we expect demand for bonds to grow as shareholders move some of their assets from stocks into bonds.

New York promises to be one of the most exciting areas of the municipal bond market in the coming months. In early October, New York City is expected to bring bonds to market through its new venue, the Transitional Finance Authority. An even larger potential new issuer would be the Long Island Power Authority, which could bring to market the largest municipal bond issuance ever, if its transaction with the Long Island Lighting Company is approved. In addition, we are still keeping a watchful eye on the utility sector as the results of deregulation begin to take shape.

What strategies will you employ in the coming year?

We plan to take advantage of supply and demand imbalances as new issues come to market, as well as to find bonds trading in the secondary market that may be overlooked as attention focuses on new issues. In addition, we will strive to increase the call protection of the bonds in the portfolios as long as this remains a low-cost option. For the uninsured fund, we will try also to take advantage of any widening of credit spreads to increase the overall yield of the fund.

Morningstar Rating/1/
    * * * * *


New York
Performance Overview
As of August 31, 1997


Fund Highlights
-------------------------------------------------------------------------------
Share Class                            A            B            C            R
-------------------------------------------------------------------------------
Inception Date                      9/94         2/97         9/94        12/86
-------------------------------------------------------------------------------
Net Asset Value (NAV)             $10.74       $10.75       $10.77       $10.77
-------------------------------------------------------------------------------
CUSIP                           6706N670    67065N662    67065N654    67065N647
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Net Assets ($000)                                                $234,352
-------------------------------------------------------------------------------
Average Weighted Maturity (years)                                         21.35
-------------------------------------------------------------------------------

Average Weighted Duration (years)                                          6.85
-------------------------------------------------------------------------------

Annualized Total Return/2/
-------------------------------------------------------------------------------
Share Class          A(NAV)     A(Offer)            B            C            R
1-Year                9.68%        5.08%        8.88%        8.97%        9.91%
-------------------------------------------------------------------------------
5-Year                6.89%        5.97%        6.21%        6.22%        7.21%
-------------------------------------------------------------------------------
10-Year               8.15%        7.68%        7.58%        7.41%        8.45%
-------------------------------------------------------------------------------


Tax-Free Yields
-------------------------------------------------------------------------------
Share Class          A(NAV)     A(Offer)            B            C            R
Dist Rate             5.31%        5.08%        4.52%        4.74%        5.46%
-------------------------------------------------------------------------------
SEC 30-Day Yld        4.54%        4.35%        3.79%        3.99%        4.74%
-------------------------------------------------------------------------------
Taxable Equiv Yld/3/  7.04%        6.74%        5.88%        6.19%        7.35%
-------------------------------------------------------------------------------

1 Overall rating for Class R Shares based on risk-adjusted performance for the period ending August 31, 1997, by Morningstar Inc., an independent mutual fund rating service. The fund was compared with 1,354 municipal bond funds for the three-year period, 654 funds for the five-year period and 316 funds for the 10-year period. The top 10% of funds in the category receive five stars, and the next 22.5% of funds receive four stars.

2 Class R Share returns are actual. Class A, B and C Share returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C Shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a combined federal and state income tax rate of 35.5%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Nuveen Flagship New York Municipal Bond Fund
August 31, 1997 Semiannual Report


Credit Quality

[PIE CHART APPEARS HERE]

AA                      11%
A                       10%
BBB/NR                  44%
AAA                     35%


Diversification

[PIE CHART APPEARS HERE]

Education               13%
Health Care              8%
Lease Rental            20%
Transportation           7%
General Obligation      11%
Housing                 17%
Escrowed Bonds          11%
Other                   13%


Dividend History (A Shares)

[BAR CHART APPEARS HERE]

          Open End Dividends
                        Capital Gains
 9/30/1996     0.046
10/31/1996     0.046
11/30/1996     0.046       0.0432
12/31/1996     0.046
 1/31/1997    0.0489
 2/28/1997    0.0473
 3/31/1997    0.0473
 4/30/1997    0.0473
 5/31/1997    0.0473
 6/30/1997    0.0475
 7/31/1997    0.0475
 8/31/1997    0.0475

New York Insured
Performance Overview
As of August 31, 1997


Fund Highlights
-------------------------------------------------------------------------------
Share Class                             A           B            C            R
Inception Date                       9/94        2/97         9/94        12/86
-------------------------------------------------------------------------------
Net Asset Value (NAV)              $10.57      $10.57       $10.56       $10.57
-------------------------------------------------------------------------------
CUSIP                           67065N639   67065N621    67065N613    67065N597
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Net Assets ($000)                                                $357,934
-------------------------------------------------------------------------------
Average Weighted Maturity (years)                                         21.38
-------------------------------------------------------------------------------
Average Weighted Duration (years)                                          6.04
-------------------------------------------------------------------------------

Annualized Total Return/1/
-------------------------------------------------------------------------------
Share Class          A(NAV)     A(Offer)            B            C            R
1-Year                7.56%        3.04%        6.67%        6.78%        7.77%
-------------------------------------------------------------------------------
5-Year                6.39%        5.48%        5.64%        5.65%        6.66%
-------------------------------------------------------------------------------
10-Year               7.79%        7.33%        7.20%        7.01%        8.06%
-------------------------------------------------------------------------------

Tax-Free Yields
-------------------------------------------------------------------------------
Share Class          A(NAV)     A(Offer)            B            C            R
-------------------------------------------------------------------------------
Dist Rate             5.05%        4.84%        4.31%        4.49%        5.22%
-------------------------------------------------------------------------------
SEC 30-Day Yld        3.97%        3.81%        3.22%        3.42%        4.17%
-------------------------------------------------------------------------------
Taxable Equiv Yld2    6.16%        5.91%        4.99%        5.30%        6.47%
-------------------------------------------------------------------------------


1 Class R Share returns are actual. Class A, B and C Share returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C Shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 35.5%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Nuveen New York Insured Municipal Bond Fund
August 31, 1997 Semiannual Report


Credit Quality

[PIE CHART APPEARS HERE]

AA                     1%
AAA                   99%


Diversification

[PIE CHART APPEARS HERE]

Transportation         7%
Escrowed Bonds        21%
General Obligation    14%
Housing               21%
Education             10%
Health Care            9%
Other                  9%
Water & Sewer          9%


Dividend History (A Shares)

[BAR CHART APPEARS HERE]

Open End Dividends




       9/30/1996          0.043
      10/31/1996          0.043
      11/30/1996          0.043
      12/31/1996          0.043
       1/31/1997          0.043
       2/28/1997         0.0435
       3/31/1997         0.0435
       4/30/1997         0.0445
       5/31/1997         0.0445
       6/30/1997         0.0445
       7/31/1997         0.0445
       8/31/1997         0.0445

Financial Section

     Contents
12   Portfolio of Investments
38   Statement of Net Assets
39   Statement of Operations
40   Statement of Changes in Net Assets
41   Notes to Financial Statements
49   Financial Highlights

Portfolio of Investments (Unaudited)
Nuveen Flagship New York


            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Educational Facilities - 12.8%

           $  500,000    Dormitory Authority of the State of New York, City     7/98 at 102        Baa1   $  525,330
                           University Refunding Bonds, 1988B Issue,
                           8.200%, 7/01/13

            2,000,000    Dormitory Authority of the State of New York, State    5/00 at 102        Baa1    2,173,420
                           University Educational Facilities Revenue Bonds,
                           Series 1990A, 7.400%, 5/15/01

              750,000    Dormitory Authority of the State of New York, City    No Opt. Call        Baa1      899,850
                           University System Consolidated, Second General
                           Resolution Revenue Bonds, Series 1990C,
                           7.500%, 7/01/10

              500,000    Dormitory Authority of the State of New York,          7/01 at 102        Baa1      548,370
                           Revenue Bonds, State University Athletic Facility
                           Issue, Series 1991, 7.250%, 7/01/21

            2,000,000    Dormitory Authority of the State of New York, State   No Opt. Call        Baa1    2,052,760
                           University Educational Facilities, Revenue Bonds,
                           Series 1993A, 5.500%, 5/15/08

            1,500,000    Dormitory Authority of the State of New York, City    No Opt. Call        Baa1    1,580,520
                           University System Consolidated, Second General
                           Resolution Revenue Bonds, Series 1993A,
                           5.750%, 7/01/07

                         Dormitory Authority of the State of New York, State
                         University Educational Facilities, Revenue Bonds,
                         Series 1993B:
            1,125,000      5.250%, 5/15/09                                     No Opt. Call        Baa1    1,129,309
            1,000,000      5.250%, 5/15/19                                     No Opt. Call        Baa1      970,920

            2,100,000    Dormitory Authority of the State of New York,          7/04 at 102          A1    2,298,807
                           University of Rochester, Revenue Bonds, Series
                           1994A, 6.500%, 7/01/19

                         Dormitory Authority of the State of New York,
                         Revenue Bonds, Upstate Community Colleges,
                         Series 1995A:
            2,195,000      6.500%, 7/01/07                                     No Opt. Call        Baa1    2,408,947
            1,000,000      6.250%, 7/01/25                                      7/05 at 102        Baa1    1,061,000

            1,750,000    New York State Dormitory Authority, City University    7/05 at 102         Aaa    1,711,553
                           System Consolidated 3rd General Resolution
                           Revenue Bonds 1995-1, 5.375%, 7/01/25

            1,750,000    Town of Brookhaven, Industrial Development Agency,     3/03 at 102         BBB    1,861,265
                           1993 Civic Facility Revenue Bonds, (Dowling
                           College/The National Aviation and Transportation
                           Center Civic Facility), 6.750%, 3/01/23

Nuveen Municipal Bond Funds
August 31, 1997 Semiannual Report



            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Education Facilities - continued

           $2,470,000    Dutchess County Industrial Development Agency,        11/03 at 102           A   $2,730,733
                           Civic Facility Revenue Bonds, (The Bard College
                           Project), Series 1992, 7.000%, 11/01/17

            1,000,000    City of Rochelle, Industrial Development Agency,       7/02 at 102        Baa2    1,066,920
                           Civic Facility Revenue Bonds, (College of New
                           Rochelle Project-1992 Series), 6.625%, 7/01/12

                         New York City Industrial Development Agency,
                         Civic Facility Revenue Bonds, (College of New
                         Rochelle Project), Series 1995:
            1,000,000      6.200%, 9/01/10                                      9/05 at 102        Baa2    1,060,420
            1,000,000      6.300%, 9/01/15                                      9/05 at 102        Baa2    1,023,830

            3,515,000    Suffolk County Industrial Development Agency,          6/04 at 102         BBB    3,767,553
                           Civic Facility Revenue Bonds, (Dowling College
                           Civic Facility), Series 1994, 6.625%, 6/01/24

            1,000,000    Suffolk County Industrial Development Agency,         12/06 at 102         BBB    1,084,720
                           Civic Facility Revenue Refunding Bonds,
                           (Dowling College Civic Facility), Series 1996,
                           6.700%, 12/01/20
--------------------------------------------------------------------------------------------------------------------
                         Escrowed Bonds - 10.7%***

            1,000,000    Dormitory Authority of the State of New York, City     7/00 at 102         Aaa    1,109,160
                           University System Consolidated Revenue Bonds,
                           Series 1990A, 7.625%, 7/01/20 (Pre-refunded
                           to 7/01/00)

              400,000    Dormitory Authority of the State of New York,          8/01 at 102          AA      450,836
                           Menorah Campus, Inc., FHA-Insured Mortgage
                           Revenue Bonds, Series 1991, 7.400%, 2/01/31
                           (Pre-refunded to 8/01/01)

              250,000    Dormitory Authority of the State of New York,          7/01 at 102        Baa1      279,173
                           Department of Health Revenue Bonds, Veterans
                           Home, Series 1990, 7.250%, 7/01/21
                           (Pre-refunded to 7/01/01)

              300,000    Dormitory Authority of the State of New York, State    7/01 at 102        Baa1      340,251
                           of New York Department of Education, Revenue
                           Bonds, Series 1991, 7.750%, 7/01/21
                           (Pre-refunded to 7/01/01)

              985,000    Dormitory Authority of the State of New York,          7/04 at 102         Aaa    1,162,477
                           Dormitory Revenue Bonds, State University Issue,
                           Series X, 7.400%, 7/01/24 (Pre-refunded to 7/01/04)

Portfolio of Investments (Unaudited)
Nuveen Flagship New York - continued


            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Escrowed Bonds - continued

           $  200,000    New York State Housing Finance Agency, State          No Opt. Call         Aaa   $  251,156
                           University Construction Refunding Bonds, 1986
                           Series A, 8.000%, 5/01/11

            1,660,000    New York State Housing Finance Agency, Health         11/00 at 102         Aaa    1,874,738
                           Facilities Revenue Bonds (New York City), 1990
                           Series A, 8.000%, 11/01/08 (Pre-refunded to 11/01/00)

            1,000,000    New York State Medical Care Facilities Finance         8/98 at 102         AAA    1,055,950
                           Agency, Hospital and Nursing Home FHA-Insured
                           Mortgage Revenue Bonds, 1988 Series C, 7.700%,
                           2/15/22 (Pre-refunded to 8/15/98)

            1,250,000    New York State Medical Care Facilities Finance         2/98 at 102         AAA    1,300,563
                           Agency, Hospital and Nursing Home FHA-Insured
                           Mortgage Revenue Bonds, 1987 Series A, 8.300%,
                           2/15/22 (Pre-refunded to 2/15/98)

            1,460,000    New York State Medical Care Facilities Finance         2/01 at 102         Aaa    1,636,032
                           Agency, Mental Health Services Facilities
                           Improvement Revenue Bonds, 1991 Series A,
                           7.500%, 2/15/21 (Pre-refunded to 2/15/01)

               50,000    New York State Medical Care Facilities Finance         2/00 at 102         Aaa       55,062
                           Agency, Mental Health Services Facilities Improvement
                           Revenue Bonds, 1990 Series A, 7.750%, 2/15/20
                           (Pre-refunded to 2/15/00)

            1,100,000    New York State Urban Development Corporation,          1/98 at 102        Baa1    1,136,806
                           Project Revenue Bonds (Syracuse University Center
                           for Science and Technology), Series 1987, 7.875%,
                           1/01/17 (Pre-refunded to 1/01/98)

            1,000,000    New York State Urban Development Corporation,          1/00 at 102         Aaa    1,092,380
                           Correctional Capital Facilities Revenue Bonds,
                           Series 1, 7.500%, 1/01/20 (Pre-refunded to 1/01/00)

            2,000,000    New York State Urban Development Corporation,          1/01 at 102        Baa1    2,248,420
                           Project Revenue Bonds, (Clarkson Center for
                           Advanced Materials Processing Loan), Series 1990,
                           7.800%, 1/01/20 (Pre-refunded to 1/01/01)

            2,900,000    New York State Urban Development Corporation,          4/01 at 102         Aaa    3,260,383
                           State Facilities Revenue Bonds, Series 1991, 7.500%,
                           4/01/20 (Pre-refunded to 4/01/01)

              300,000    State of New York, Serial Bonds, Series 1991, 7.300%,  3/01 at 102          A2      334,563
                           3/01/12 (Pre-refunded to 3/01/01)

14

Nuveen Municipal Bond Funds
August 31, 1997 Semiannual Report


            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Escrowed Bonds - continued

           $2,100,000    Town of Babylon Industrial Development Agency          7/98 at 103         Aaa   $2,242,065
                           (New York), Resource Recovery Revenue Bonds,
                           Series 1985, (Ogden Martin Systems of Babylon, Inc.
                           Project), 8.500%, 1/01/19 (Pre-refunded to 7/01/98)

            1,000,000    Metropolitan Transportation Authority (New York),      7/00 at 102         Aaa    1,105,850
                           Commuter Facilities, 1987 Service Contract Bonds,
                           Series 3, 7.500%, 7/01/16 (Pre-refunded to 7/01/00)

            1,025,000    Metropolitan Transportation Authority, Transit         7/02 at 102         Aaa    1,134,665
                           Facilities Revenue Bonds, Series J, 6.500%,
                           7/01/18 (Pre-refunded to 7/01/02)

              140,000    The City of New York, General Obligation Bonds,        8/04 at 101        Baa1      161,244
                           Fiscal 1995 Series B, 7.000%, 8/15/16
                           (Pre-refunded to 8/15/04)

            1,500,000    New York City Municipal Water Finance Authority    6/01 at 101 1/2         Aaa    1,698,690
                           (New York), Water and Sewer System Revenue
                           Bonds, Fiscal 1991, Series C, 7.750%, 6/15/20
                           (Pre-refunded to 6/15/01)

            1,000,000    Orangetown Housing Authority (Rockland County,        10/00 at 102           A    1,118,630
                           New York), Housing Facilities Revenue Bonds
                           (Orangetown Senior Housing Center-1990 Series),
                           7.600%, 4/01/30 (Pre-refunded to 10/01/00)
--------------------------------------------------------------------------------------------------------------------
                         General Obligation Bonds - 10.5%

            2,500,000    Dormitory Authority of the State of New York,          2/07 at 102        Baa1    2,482,225
                           Mental Health Services Facilities Improvement,
                           Revenue Bonds, Series 1997B, 5.625%, 2/15/21

            1,500,000    New York State Dormitory Authority, Mental Health      2/06 at 102         Aaa    1,435,845
                           Services Facilities Improvement Revenue Bonds,
                           Series 1996-C, 5.125%, 2/15/21

            2,000,000    New York Medical Care Facilities Finance Agency,       2/02 at 100         Aaa    1,965,980
                           Mental Health Services Facilities Improvement
                           Revenue Bonds, 1992 Series A, 5.500%, 8/15/21

              110,000    New York State Medical Care Facilities Finance         2/98 at 102        Baa1      113,981
                           Agency, Mental Health Services Facilities
                           Improvement Revenue Bonds, 1988 Series A,
                           7.700%, 2/15/18

            1,500,000    New York State Medical Care Facilities Finance         8/04 at 102        Baa1    1,627,200
                           Agency, Mental Health Services Facilities
                           Improvement Revenue Bonds, 1994 Series E,
                           6.500%, 8/15/24


Portfolio of Investments (Unaudited)
Nuveen Flagship New York - continued


            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         General Obligation Bonds - continued

           $1,250,000    New York State Medical Care Facilities Agency,         2/05 at 102         Baa   $1,370,488
                           New York Downtown Hospital Secured Hospital
                           Revenue Bonds, 1995 Series A, 6.700%, 2/15/12

                         New York State Medical Care Facilities Finance
                         Agency, Brookdale Hospital Medical Center, Secured
                         Hospital Revenue Bonds, 1995 Series A:
            1,000,000      6.400%, 2/15/01                                     No Opt. Call         Baa    1,047,840
            2,700,000      6.800%, 8/15/12                                      2/05 at 102         Baa    2,944,053

            2,000,000    The City of New York, General Obligation Bonds,    2/02 at 101 1/2        Baa1    2,232,000
                           Fiscal 1992, Series B, 7.500%, 2/01/06

               45,000    The City of New York, General Obligation Bonds,    8/02 at 101 1/2         Aaa       49,344
                           Fiscal 1992, Series C, Fixed Rate Bonds, Subseries
                           C1, 6.625%, 8/01/13

               40,000    The City of New York, General Obligation Bonds,   11/01 at 101 1/2        Baa1       45,725
                           Fiscal 1991 Series F, Tax-Exempt Bonds,
                           8.250%, 11/15/19

                         The City of New York, General Obligation Bonds,
                         Fiscal 1996, Series G:
            2,000,000      5.750%, 2/01/17                                  2/06 at 101 1/2        Baa1    2,007,680
            2,500,000      5.750%, 2/01/20                                  2/06 at 101 1/2        Baa1    2,493,625

            1,000,000    The City of New York, General Obligation Bonds,    2/06 at 101 1/2        Baa1      998,720
                           Fiscal 1996, Series F, 5.750%, 2/01/19

            1,750,000    The City of New York, General Obligation Bonds,   11/06 at 101 1/2        Baa1    1,807,033
                           Fiscal 1997, Series D, Tax-Exempt Bonds,
                           5.875%, 11/01/11

              860,000    The City of New York, General Obligation Bonds,        8/04 at 101        Baa1      966,141
                           Fiscal 1995, Series B, 7.000%, 8/15/16

                         South Orangetown Central School District, Rockland
                         County, New York, Serial General Obligation Bonds,
                         Series 1990:
              390,000      6.875%, 10/01/08                                    No Opt. Call           A      456,004
              390,000      6.875%, 10/01/09                                    No Opt. Call           A      458,051
--------------------------------------------------------------------------------------------------------------------
                         Health Care Facilities - 18.1%

              500,000    Dormitory Authority of the State of New York,          2/98 at 102         AAA      516,405
                           Hospital Revenue Bonds, Long Island Jewish
                           Medical Center (FHA Insured Mortgage), Series
                           1988, 7.750%, 8/15/27


Nuveen Municipal Bond Funds
August 31, 1997 Semiannual Report



            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Health Care Facilities - continued

           $2,135,000    Dormitory Authority of the State of New York,          2/00 at 102         AAA   $2,278,301
                           United Health Services, Inc., FHA-Insured Mortgage
                           Revenue Bonds, Series 1989, 7.350%, 8/01/29

              245,000    Dormitory Authority of the State of New York,          2/01 at 102         AA-      263,400
                           Iroquois Nursing, Insured Revenue Bonds, Series
                           1991, 7.000%, 2/01/15

            2,500,000    Dormitory Authority of the State of New York, W.K.     8/06 at 102         AAA    2,635,450
                           Nursing Home Corporation, FHA-Insured Mortgage
                           Revenue Bonds, Series 1996, 5.950%, 2/01/16

            2,000,000    Dormitory Authority of the State of New York,          7/06 at 102         Aa2    2,095,640
                           Bishop Henry R. Hucles Nursing Home, Inc.,
                           Revenue Bonds, Series 1996, 6.000%, 7/01/24

            1,000,000    Dormitory Authority of the State of New York,         No Opt. Call         Baa    1,051,330
                           NYACK Hospital, Revenue Bonds, Series 1996,
                           6.000%, 7/01/06

            3,300,000    Dormitory Authority of the State of New York,          2/07 at 102         AAA    3,473,217
                           Menorah Campus, Inc., FHA-Insured Mortgage
                           Nursing Home Revenue Bonds, Series 1997,
                           5.950%, 2/01/17

            2,000,000    Dormitory Authority of the State of New York,          8/04 at 105         Aaa    1,967,960
                           Millard Fillmore Hospitals FHA-Insured Mortgage
                           Hospital Revenue Bonds, Series 1997, 5.375%, 2/01/17

              415,000    New York State Medical Care Facilities Finance         9/97 at 102          Aa      424,591
                           Agency, Hospital and Nursing Home Insured
                           Mortgage Revenue Bonds, 1987 Series A,
                           8.000%, 2/15/27

              995,000    New York State Medical Care Facilities Finance         8/98 at 102         AAA    1,053,725
                           Agency, Albany Medical Center Hospital Project
                           Revenue Bonds, 1987 Series A, 8.000%, 2/15/28

              975,000    New York State Medical Care Facilities Finance         8/99 at 102          AA    1,034,543
                           Agency, Hospital and Nursing Home Insured
                           Mortgage Revenue Bonds, 1989 Series B,
                           7.350%, 2/15/29


Portfolio of Investments (Unaudited)
Nuveen Flagship New York - continued


            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Health Care Facilities - continued

           $  500,000    New York State Medical Care Facilities Finance         8/01 at 102          AA   $  548,515
                           Agency, Hospital and Nursing Home Insured
                           Mortgage Revenue Bonds, 1991 Series A,
                           7.450%, 8/15/31

            2,000,000    New York State Medical Care Facilities Finance         8/02 at 102         AAA    2,110,740
                           Agency, Hospital and Nursing Home FHA-Insured
                           Mortgage Revenue Bonds, 1992 Series B,
                           6.200%, 8/15/22

            1,455,000    New York State Medical Care Facilities Finance         2/03 at 102         AAA    1,589,355
                           Agency, Hospital and Nursing Home FHA-Insured
                           Mortgage Revenue Bonds, 1992 Series D,
                           6.450%, 2/15/09

            2,500,000    New York State Medical Care Facilities Finance         2/04 at 102         AAA    2,667,550
                           Agency, Hospital and Nursing Home FHA-Insured
                           Mortgage Revenue Bonds, 1994 Series A,
                           6.200%, 2/15/21

            1,000,000    New York State Medical Care Facilities Finance        11/05 at 102          Aa    1,091,440
                           Agency, Health Center Projects Revenue Bonds
                           (Secured Mortgage Program), 1995 Series A,
                           6.375%, 11/15/19

            1,000,000    New York State Medical Care Facilities Finance         2/05 at 102          AA    1,062,720
                           Agency, FHA-Insured Mortgage Project Revenue
                           Bonds, 1995 Series B, 6.100%, 2/15/15

            2,435,000    New York State Medical Care Facilities Finance         8/04 at 102         AAA    2,639,321
                           Agency,  FHA-Insured Mortgage Revenue Bonds,
                           1994 Series C, 6.400%, 8/15/14

                         New York State Medical Care Facilities Finance
                         Agency, New York Hospital FHA-Insured Mortgage
                         Revenue Bonds, 1994 Series A (AMBAC Insured Series):
            1,000,000      6.750%, 8/15/14                                      2/05 at 102         Aaa    1,113,720
            1,000,000      6.800%, 8/15/24                                      2/05 at 102         Aaa    1,116,790

              700,000    Town of Hempstead Industrial Development Agency,      10/99 at 102         Aa2      743,407
                           Civic Facility Revenue Bonds, (United Cerebral
                           Palsy Association of Nassau County, Inc. Civic
                           Facility Project-1989 Series), 7.500%, 10/01/09

            1,000,000    New York City, Health and Hospitals Corporation,       2/03 at 102        BBB-    1,017,680
                           Health System Bonds, 1993 Series A,
                           6.300%, 2/15/20


Nuveen Municipal Bond Funds
August 31, 1997 Semiannual Report


            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Health Care Facilities - continued

           $5,345,000    New York City Industrial Development Agency, Civic     7/02 at 102          AA   $5,734,437
                           Facility Revenue Bonds, (1992 The Lighthouse, Inc.
                           Project), 6.500%, 7/01/22

            2,285,000    Newark-Wayne Community Hospital, Inc., Hospital        9/03 at 102         N/R    2,373,589
                           Revenue Improvement and Refunding Bonds,
                           Series 1993A, 7.600%, 9/01/15

            2,100,000    UFA Development Corporation, Utica, New York,          7/04 at 102         Aa2    2,154,033
                           FHA-Insured Mortgage Revenue Bonds, Series
                           1993, (Loretto-Utica Project), 5.950%, 7/01/35
--------------------------------------------------------------------------------------------------------------------
                         Housing Facilities - 6.8%

              750,000    Dormitory Authority of the State of New York, GNMA     2/99 at 102         AAA      794,955
                           Collateralized Revenue Bonds, (Park Ridge Housing,
                           Inc. Project), Series 1989, 7.850%, 2/01/29

            2,250,000    New York State Finance Agency, Housing Project         5/06 at 102         Aaa    2,338,223
                           Mortgage Revenue Bonds, 1996 Series A,
                           6.125%, 11/01/20

            1,650,000    New York State Housing Finance Agency, Insured         8/02 at 102          Aa    1,768,140
                           Multi-Family Mortgage Housing Revenue Bonds,
                           1992 Series A, 6.950%, 8/15/12

              500,000    New York State Housing Finance Agency, Insured         8/02 at 102          Aa      532,390
                           Multi-Family Mortgage Housing Revenue Bonds,
                           1992 Series A, 7.000%, 8/15/22

            1,000,000    New York State Housing Finance Agency, Multi-          2/04 at 102          Aa    1,051,130
                           Family Housing Revenue Bonds, (Secured Mortgage
                           Program), 1994 Series C, 6.450%, 8/15/14

            1,000,000    New York State Urban Development Corporation,          1/02 at 102         Aaa    1,096,720
                           Section 236 Revenue Bonds, Series 1992A,
                           6.750%, 1/01/26

              380,000    State of New York Mortgage Agency, Mortgage            4/98 at 102          Aa      391,446
                           Revenue Bonds, Ninth Series E, 8.100%, 10/01/17

              250,000    State of New York Mortgage Agency, Homeowner           2/01 at 102          Aa      265,380
                           Mortgage Revenue Bonds, Series MM-1, 7.950%,
                           10/01/21 (Alternative Minimum Tax)

            1,500,000    State of New York Mortgage Agency, Homeowner           9/04 at 102        Aa2     1,603,440
                           Mortgage Revenue Bonds, Series 43,
                           6.450%, 10/01/17


Portfolio of Investments (Unaudited)
Nuveen Flagship New York - continued


            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------

Housing Facilities--continued
         $    595,000    State of New York Mortgage Agency, Homeowner           4/01 at 102         Aa2  $   631,212
                           Mortgage Revenue Bonds, 1991 Series UU, 7.750%,
                           10/01/23 (Alternative Minimum Tax)
            1,000,000    State of New York Mortgage Agency, Homeowner           3/05 at 102         Aa2    1,071,780
                           Mortgage Revenue Bonds, 1995 Series 46, 6.600%,
                           10/01/19 (Alternative Minimum Tax)
            1,000,000    City of Batavia Housing Authority, Tax-Exempt          7/01 at 102         Aaa    1,037,660
                           Mortgage Revenue Refunding Bonds, Series 1994A,
                           (Washington Towers-FHA Insured Mortgage),
                           6.500%, 1/01/23
            2,000,000    New York City Housing Development Corporation,         4/03 at 102         AAA    2,118,560
                           Multi-Family Mortgage Revenue Bonds, (FHA
                           Insured Mortgage Loan), 1993 Series A,
                           6.550%, 10/01/15
            1,250,000    New York City Housing Development Corporation,         6/01 at 102         AAA    1,333,250
                           Multi-Unit Mortgage Refunding Bonds, (FHA
                           Insured Mortgage Loans), 1991 Series A,
                           7.350%, 6/01/19
--------------------------------------------------------------------------------------------------------------------
                         Industrial Development Revenue--0.4%
              750,000    Jefferson County Industrial Development Agency,       11/02 at 102        Baa1      822,270
                           Multi-Modal Interchangeable Rate, Solid Waste
                           Disposal Revenue Bonds, (Champion International
                           Corporation Project), Series 1990, 7.200%,
                           12/01/20 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
                         Lease Rental--19.4%
            2,250,000    Dormitory Authority of the State of New York,    11/97 at 116 8/32        Baa1    2,626,380
                           Judicial Facilities Lease Revenue Bonds,
                           (Suffolk County Issue),
                           Series 1991A, 9.500%, 4/15/14
            2,225,000    Dormitory Authority of the State of New York,      5/03 at 101 1/2        Baa1    2,213,096
                           Court Facilities Lease Revenue Bonds, (The
                           City of New York Issue), Series 1993A,
                           5.700%, 5/15/22
            1,000,000    Dormitory Authority of the State of New York,          7/04 at 102        Baa1    1,056,150
                           State University Educational Facilities,
                           Revenue Bonds, Series 1994B, 6.250%, 7/01/24
            2,900,000    Dormitory Authority of the State of New York,          7/04 at 102        Baa1    2,814,189
                           Department of Health of the State of New York,
                           Revenue Bonds, Series 1994, 5.500%, 7/01/23


                                                     Nuveen Municipal Bond Funds
                                               August 31, 1997 Semiannual Report



            Principal                                                               Optional Call                   Market
               Amount    Description                                                 Provisions*    Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------
                          Lease Rental -- continued

         $  1,500,000     Dormitory Authority of the State of New York,               7/05 at 102        Baa1  $ 1,659,180
                            Department of Health of the State of New York,
                            Revenue Bonds, Series 1995, 6.625%, 7/01/24

            1,545,000     New York State Environmental Facilities Corporation,        3/03 at 101        Baa1    1,560,867
                            State Park Infrastructure Special Obligation Bonds,
                            Series 1993A, 5.750%, 3/15/13

              340,000     New York State Housing Finance Agency, Health              11/00 at 102        BBB+      378,971
                            Facilities Revenue Bonds (New York City), 1990
                            Series A, 8.000%, 11/01/08

            1,000,000     New York State Housing Finance Agency, Health           5/06 at 101 1/2        BBB+    1,066,250
                            Facilities Revenue Bonds, (New York City), 1996
                            Series A, 6.000%, 11/01/08

            2,990,000     New York State Housing Finance Agency, Service              9/03 at 102        Baa1    3,050,338
                            Contract Obligation Revenue Bonds, 1993 Series C,
                            5.875%, 9/15/14

            2,000,000     New York State Housing Finance Agency, Service              9/05 at 102        Baa1    2,149,600
                            Contract Obligation Revenue Bonds, 1995 Series A,
                            6.375%, 9/15/15

            5,090,000     New York State Urban Development Corporation,               1/03 at 102        Baa1    4,994,868
                            Correctional Capital Facilities Revenue Bonds, 1993
                            Refunding Series, 5.500%, 1/01/15

            7,500,000     New York State Urban Development Corporation,               1/04 at 102        Baa1    7,066,800
                            Correctional Capital Facilities Revenue Bonds,
                            1993A Series, 5.250%, 1/01/21

            1,000,000     New York State Urban Development Corporation,               1/06 at 102        Baa1    1,043,220
                            Project Revenue Bonds, (Onondaga County
                            Convention Center), Series 1995, 6.250%, 1/01/20

              300,000     Albany Housing Authority, City of Albany, New York,        10/05 at 102        Baa1      303,972
                            Limited Obligation Bonds, Series 1995,
                            5.850%, 10/01/07

              495,000     City of Albany Industrial Development Agency, Lease        No Opt. Call         N/R      558,875
                            Revenue Bonds, (The New York State Assembly
                            Building Project), 1991 Series A-1, 7.750%, 1/01/10

            1,500,000     Albany Parking Authority, Aggregate Principal Amount,      No Opt. Call        Baa1      491,340
                            Parking Revenue Refunding Bonds, Series 1992A,
                            0.000%, 11/01/17

            1,600,000     County of Franklin Industrial Development Agency,          11/02 at 102        BBB-    1,730,288
                            Lease Revenue Bonds, (County Correctional Facility
                            Project), Series 1992, 6.750%, 11/01/12


Portfolio of Investments (Unaudited)
Nuveen Flagship New York - continued


        Principal                                                             Optional Call                   Market
           Amount   Description                                                 Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                    Lease Rental -- continued

      $ 2,500,000   Housing New York Corporation, Senior Revenue               11/03 at 102          AA  $ 2,398,050
                      Refunding Bonds, Series 1993, 5.000%, 11/01/13

        4,000,000   Metropolitan Transportation Authority (New York),       7/03 at 101 1/2        Baa1    4,037,320
                      Transit Facilities Service Contract Bonds, Series P,
                      5.250%, 7/01/15

          500,000   Triborough Bridge and Tunnel Authority, Convention         No Opt. Call        Baa1      580,615
                      Center Project Bonds, Series E, 7.250%, 1/01/10

        1,500,000   United Nations Development Corporation, 1997                7/99 at 100          A2    1,495,620
                      Refunding Bonds, Series B (Senior Lien),
                      5.600%, 7/01/26

        2,000,000   New York City Industrial Development Agency, Civic         12/02 at 102         BBB    2,112,460
                      Facility Revenue Bonds, (1992 Jewish Board of Family
                      and Children's Services, Inc. Project), 6.750%, 12/15/12
--------------------------------------------------------------------------------------------------------------------
                    Other Revenue -- 8.1%

        2,225,000   Dormitory Authority of the State of New York, City         No Opt. Call        Baa1    2,329,130
                      University Refunding Bonds, 1993C Issue,
                      5.750%, 7/01/12

        3,000,000   New York Local Government Assistance Corporation,           4/04 at 100           A    2,768,100
                      Series 1993 B, Refunding Bonds, 5.000%, 4/01/23

        6,250,000   New York Local Government Assistance Corporation (A         4/03 at 102         Aaa    5,855,188
                      Public Benefit Corporation of the State of New York),
                      Series 1993C Refunding Bonds, 5.000%, 4/01/21

          250,000   State of New York Municipal Bond Bank Agency,               9/01 at 102        BBB+      270,200
                      Special Program Bonds, (City of Buffalo), 1991
                      Series A, 6.875%, 3/15/06

          250,000   State of New York Municipal Bond Bank Agency,               9/01 at 102          A+      271,560
                      Special Program Revenue Bonds, (City of Rochester),
                      1991 Series A, 6.750%, 3/15/11

          220,000   New York City Industrial Development Agency, Civic         11/01 at 102         AAA      237,873
                      Facility Revenue Bonds, (Federation Protestant
                      Welfare), Series 1991, 6.950%, 11/01/11

          750,000   Onondaga County Resource Recovery Agency, System            5/02 at 102         Baa      803,444
                      Revenue Bonds, (Development Costs -- 1992 Series),
                      7.000%, 5/01/15 (Alternative Minimum Tax)

                                                     Nuveen Municipal Bond Funds
                                               August 31, 1997 Semiannual Report


Principal                                                                     Optional Call                   Market
Amount              Description                                                 Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                    Other Revenue -- continued

   $    2,000,000   34th Street Partnership, Inc., 34th Street Business         1/03 at 102          A1  $ 1,962,320
                      Improvement District, Capital Improvement Bonds,
                      Series 1993, 5.500%, 1/01/23

        2,000,000   Triborough Bridge and Tunnel Authority (New York),          1/01 at 102          A1    2,190,580
                      Special Obligation Refunding Bonds, Series 1991B,
                      7.100%, 1/01/10

        2,000,000   Triborough Bridge and Tunnel Authority, Special             1/01 at 102         Aaa    2,189,280
                      Obligation Refunding Bonds, Series 1991B,
                      7.100%, 1/01/10
--------------------------------------------------------------------------------------------------------------------
                    Pollution Control Facilities -- 1.9%

          350,000   New York State Energy Research and Development              1/00 at 101          A1      374,198
                      Authority, Electric Facilities Revenue Bonds, Series
                      1991 A, (Consolidated Edison Company of New York,
                      Inc. Project), 7.500%, 1/01/26 (Alternative Minimum Tax)

        2,435,000   New York State Energy Research and Development              7/05 at 102         Aaa    2,538,780
                      Authority, Adjustable Rate Pollution Control Revenue
                      Bonds, (New York State Electric and Gas Corporation
                      Project), 1987 Series A, 6.150%,7/01/26
                      (Alternative Minimum Tax)

        1,500,000   New York State Energy Research and Development              7/05 at 102         Aaa    1,585,064
                      Authority, Facilities Refunding Revenue Bonds,
                      Series 1995, (Consolidated Edison Company of New
                      York, Inc. Project), 6.100%, 8/15/20
--------------------------------------------------------------------------------------------------------------------
                    Transportation -- 6.4%

        1,500,000   Albany County Airport Authority, Airport Revenue           12/07 at 102         Aaa    1,479,014
                      Bonds, Series 1997, 5.500%, 12/15/19
                      (Alternative Minimum Tax)

          500,000   Albany Parking Authority, Aggregate Principal Amount,       9/01 at 102           A      548,254
                      (Green and Hudson Garage Project), Parking
                      Revenue Refunding Bonds, (Letter of Credit
                      Secured), Series 1991A, 7.150%, 9/15/16

        1,000,000   Metropolitan Transportation Authority, Commuter             7/02 at 102         Aaa    1,074,170
                      Facilities Revenue Bonds, Series 1992B,
                      6.250%, 7/01/17

        1,000,000   Metropolitan Transportation Authority, Commuter         7/04 at 101 1/2         Aaa    1,116,870
                      Facilities Revenue Bonds, Series 1994A,
                      6.375%, 7/01/18


Portfolio of Investments (Unaudited)
Nuveen Flagship New York - continued


            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Transportation -- continued

    $       4,000,000    Metropolitan Transportation Authority,             7/07 at 101 1/2         Aaa   $4,096,320
                           Commuter Facilities Revenue Bonds,
                           Series 1997A, 5.750%, 7/01/21

            1,960,000    Metropolitan Transportation Authority, Commuter        7/07 at 101         Aaa    1,918,506
                           Facilities Revenue Bonds, Series 1997C,
                           5.375%, 7/01/27

            1,000,000    Metropolitan Transportation Authority, Transit         7/06 at 102         Aaa    1,057,620
                           Facilities Revenue Bonds, Series A, 6.100%,
                           7/01/21

            2,000,000    New York City Industrial Development Agency,           1/04 at 102           A    2,083,880
                           Special Facility Revenue Bonds, Series 1994,
                           (Terminal One Group Association, L.P. Project),
                           6.125%, 1/01/24 (Alternative Minimum Tax)

            1,500,000    The Port Authority of New York and New Jersey,        12/07 at 100         Aaa    1,519,560
                           Special Project Bonds, Series 6,
                           JFK International Air Terminal LLC Project,
                           5.750%, 12/01/25 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
                         Utilities -- 1.2%

            1,250,000    New York State Energy Research and Development         6/02 at 102         BB+    1,348,700
                           Authority, Electric Facilities Revenue Bonds,
                           (Long Island Lighting Company Project),
                           1989 Series A, 7.150%, 9/01/19
                           (Alternative Minimum Tax)

              500,000    New York State Energy Research and Development         1/03 at 102         BB+      536,924
                           Authority, Electric Facilities Revenue Bonds,
                           (Long Island Lighting Company Project),
                           1992 Series D, 6.900%, 8/01/22
                           (Alternative Minimum Tax)

            1,000,000    Puerto Rico Electric Power Authority, Power Revenue    7/05 at 102        Baa1      997,590
                           Refunding Bonds, Series Z, 5.500%, 7/01/16
--------------------------------------------------------------------------------------------------------------------

                                                     Nuveen Municipal Bond Funds
                                               August 31, 1997 Semiannual Report


            Principal                                                         Optional Call                      Market
               Amount    Description                                            Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------
                         Water/Sewer Facilities - 1.1%

                         New York City, New York, Municipal Water Finance
                         Authority, Water and Sewer System Revenue Bonds,
                         Fiscal 1996 Series A:

        $   1,000,000      5.500%, 6/15/23                                      6/05 at 100           A2   $    990,390
            1,500,000      6.000%, 6/15/25                                      6/05 at 101           A2      1,561,545
-----------------------------------------------------------------------------------------------------------------------
        $ 219,245,000    Total Investments - (cost $211,403,083) - 97.4%                                    228,215,180
=====================--------------------------------------------------------------------------------------------------
                         Temporary Investments in Short-Term Municipal Securities - 0.8%

        $   2,000,000    The City of New York, General Obligation Bonds, Fiscal                   VMIG-1      2,000,000
=====================      1995 Series B, Variable Rate Demand Bonds
                           3.750%, 8/15/22+
                         ----------------------------------------------------------------------------------------------
                         Other Assets Less Liabilities - 1.8%                                                 4,136,379
                         ----------------------------------------------------------------------------------------------
                         Net Assets - 100%                                                                 $234,351,559
                         ==============================================================================================

                        * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                        ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                        *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Pre-refunded securities are normally considered to be equivalent to AAA rated securities.

                        N/R - Investment is not rated.

                        + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)
Nuveen New York Insured


            Principal                                                          Optional Call                      Market
               Amount    Description                                            Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------
                         Educational Facilities - 10.1%

        $   5,000,000    Dormitory Authority of the State of New York, State    7/05 at 102         Aaa     $  4,853,350
                           University Dormitory Facilities, Lease Revenue
                           Bonds, Series 1995A, 5.300%, 7/01/24

            1,265,000    Dormitory Authority of the State of New York,         12/98 at 102         Aaa        1,344,670
                           College and University Revenue (Pooled Capital
                           Program), Series 1985, 7.800%, 12/01/05

            2,500,000    Dormitory Authority of the State of New York, City     7/00 at 102         Aaa        2,714,275
                           University System Consolidated Second General
                           Resolution Revenue Bonds, Series 1990C,
                           7.000%, 7/01/14

            5,000,000    Dormitory Authority of the State of New York, New      7/01 at 102         Aaa        5,365,400
                           York University Insured Revenue Bonds, Series
                           1991, 6.250%, 7/01/09

            4,640,000    Dormitory Authority of the State of New York,          7/04 at 102         Aaa        4,327,728
                           Mount Sinai School of Medicine, Insured
                           Revenue Bonds, Series 1994A, 5.000%, 7/01/21

            4,000,000    Dormitory Authority of the State of New York, City     7/03 at 100         Aaa        3,756,240
                           University System Consolidated Revenue Bonds,
                           Series 1993F, 5.000%, 7/01/20

            1,500,000    Dormitory Authority of the State of New York,          7/05 at 102         Aaa        1,569,030
                           Sarah Lawrence College, Revenue Bonds, Series
                           1995, 6.000%, 7/01/24

            2,500,000    Dormitory Authority of the State of New York, Siena    7/07 at 102         Aaa        2,560,200
                           College, Insured Revenue Bonds, Series 1997,
                           5.750%, 7/01/26

            2,000,000    New York State Authority, City University System       7/05 at 102         Aaa        1,956,060
                           Consolidated 3rd General Resolution Revenue
                           Bonds 1995-1, 5.375%, 7/01/25

            1,350,000    Town of Hempstead Industrial Development Agency,       7/06 at 102         Aaa        1,404,999
                           Civic Facility Revenue Bonds, (Hofstra University
                           Project-Series 1996), 5.800%, 7/01/15

            4,840,000    Nassau County Industrial Development Agency,           8/01 at 102         Aaa        5,295,831
                           Civic Facility Revenue Bonds, (Hofstra University
                           Project-Series 1991), 6.750%, 8/01/11

            1,000,000    New York City Industrial Development Agency,           9/05 at 102         Aaa        1,032,240
                           Civic Facility Revenue Bonds, (New School For
                           Social Research Project), Series 1995A,
                           5.750%, 9/01/15

                                                                                         Nuveen Municipal Bond Funds
                                                                                   August 31, 1997 Semiannual Report

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Escrowed Bonds -- 21.5%***

       $    1,490,000    Dormitory Authority of the State of New York, Iona     7/98 at 102         Aaa $  1,566,154
                           College Insured Revenue Bonds, Series 1988,
                           7.625%, 7/01/09 (Pre-refunded to 7/01/98)

            1,200,000    Dormitory Authority of the State of New York, State    5/00 at 102         Aaa    1,315,008
                           University Educational Facilities, Revenue Bonds,
                           Series 1989B, 7.250%, 5/15/15 (Pre-refunded to
                           5/15/00)

            1,000,000    Dormitory Authority of the State of New York,          7/00 at 102         Aaa    1,105,850
                           Manhattanville College, Insured Revenue Bonds,
                           Series 1990, 7.500%, 7/01/22 (Pre-refunded to
                           7/01/00)

            6,295,000    Dormitory Authority of the State of New York, City     7/00 at 102         Aaa    6,961,326
                           University System Consolidated Second General
                           Resolution Revenue Bonds, Series 1990F,
                           7.500%, 7/01/20 (Pre-refunded to 7/01/00)

            2,500,000    Dormitory Authority of the State of New York,          7/01 at 102         Aaa    2,796,800
                           Cooper Union, Insured Revenue Bonds, Series
                           1990, 7.200%, 7/01/20 (Pre-refunded to 7/01/01)

            1,200,000    Dormitory Authority of the State of New York, State    5/00 at 102         Aaa    1,307,400
                           University Educational Facilities Revenue Bonds,
                           Series 1990C, 7.000%, 5/15/18 (Pre-refunded to
                           5/15/00)

            2,000,000    Dormitory Authority of the State of New York, State    5/00 at 100         Aaa    2,117,880
                           University Educational Facilities, Revenue Bonds
                           Series 1990A, 6.500%, 5/15/19 (Pre-refunded
                           to 5/15/00)

            1,000,000    Dormitory Authority of the State of New York,          7/00 at 102         Aaa    1,097,900
                           Fordham University, Insured Revenue Bonds, Series
                           1990, 7.200%, 7/01/15 (Pre-refunded to 7/01/00)

                5,000    New York Care Facilities Finance Agency, Mental        2/02 at 102         Aaa        5,475
                           Health Services Facilities Improvement Revenue
                           Bonds, 1992 Series A, 6.375%, 8/15/17
                           (Pre-refunded to 2/15/02)

            1,500,000    New York State Medical Care Facilities Finance         2/98 at 102         AAA    1,560,675
                           Agency, Hospital and Nursing Home
                           FHA-Insured Mortgage Revenue Bonds, 1987
                           Series A, 8.300%, 2/15/22 (Pre-refunded to
                           2/15/98)

Portfolio of Investments (Unaudited)
Nuveen New York Insured -- continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Escrowed Bonds -- continued

      $     1,500,000    New York State Medical Care Facilities Finance         2/99 at 102          AA $  1,597,110
                           Agency, Hospital and Nursing Home FHA-Insured
                           Mortgage Revenue Bonds, 1989 Series A,
                           7.250%, 2/15/24 (Pre-refunded to 2/15/99)

            1,300,000    New York State Medical Care Facilities Finance         2/00 at 102         Aaa    1,422,564
                           Agency, St. Luke's-Roosevelt Hospital Center
                           FHA-Insured Mortgage Revenue Bonds, 1989
                           Series B, 7.450%, 2/15/29, (Pre-refunded to
                           2/15/00)

            1,500,000    New York State Urban Development Corporation,          1/00 at 102         Aaa    1,630,290
                           Correctional Facilities Revenue Bonds, Series G,
                           7.250%, 1/01/14 (Pre-refunded to 1/01/00)

            2,000,000    New York State Urban Development Corporation,          1/00 at 102         Aaa    2,184,760
                           Correctional Capital Facilities Revenue Bonds,
                           Series 1, 7.500%, 1/01/20 (Pre-refunded to
                           1/01/00)

              575,000    New York State Urban Development Corporation,          1/00 at 102         Aaa      621,776
                           Correctional Facilities Revenue Bonds, Series G,
                           7.000%, 1/01/17 (Pre-refunded to 1/01/00)

            1,000,000    Erie County Water Authority, (New York), Water        12/09 at 100         Aaa    1,106,430
                           Works System Revenue Bonds, Series 1990B,
                           6.750%, 12/01/14

           10,340,000    Metropolitan Transportation Authority, Transit         7/02 at 102         Aaa   11,446,277
                           Facilities Revenue Bonds, Series J, 6.500%,
                           7/01/18 (Pre-refunded to 7/01/02)

                         Public Improvement Serial Bonds 1992, County of Monroe,
                         New York, General Obligation Bonds:
              375,000      6.500%, 6/01/15 (Pre-refunded to 6/01/01)            6/01 at 102         Aaa      409,759
              375,000      6.500%, 6/01/16 (Pre-refunded to 6/01/01)            6/01 at 102         Aaa      409,759
              350,000      6.500%, 6/01/17 (Pre-refunded to 6/01/01)            6/01 at 102         Aaa      382,442

            3,725,000    Montgomery, Otsego, Schoharie, Solid Waste             1/00 at 103         Aaa    4,082,414
                           Management Authority, Solid Waste System
                           Revenue Bonds, Series 1990, 7.250%, 1/01/14
                           (Pre-refunded to 1/01/00)

                         Mount Sinai Union Free School District, Suffolk
                         County, New York, School District (Serial) Bonds,
                         1989:
            1,000,000      7.250%, 2/15/15 (Pre-refunded to 2/15/00)            2/00 at 102         Aaa    1,090,140
            1,000,000      7.250%, 2/15/17 (Pre-refunded to 2/15/00)            2/00 at 102         Aaa    1,090,140


                                                                                         Nuveen Municipal Bond Funds
                                                                                   August 31, 1997 Semiannual Report

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
---------------------------------------------------------------------------------------------------------------------
                         Escrowed Bonds--continued
    $       3,000,000    The City of New York, General Obligation Bonds,    8/02 at 101 1/2         Aaa $  3,280,110
                           Fiscal 1992 Series C, Fixed Rate Bonds,
                           Subseries C-1, 6.250%, 8/01/10 (Pre-refunded
                           to 8/01/02)

                         The City of New York General Obligation Bonds,
                         Fiscal 1990, Series B:
            1,300,000       7.000%, 10/01/15                                   No Opt. Call         Aaa    1,368,809
            2,000,000       7.000%, 10/01/16                                   10/99 at 100         Aaa    2,403,680
            1,025,000       7.000%, 10/01/17                                   No Opt. Call         Aaa    1,079,253
              310,000       7.000%, 10/01/18                                   No Opt. Call         Aaa      326,408

              500,000    The City of New York, General Obligation Bonds,   11/97 at 101 1/2         Aaa      511,285
                           Fiscal 1988 Series A, 8.250%, 11/01/02
                           (Pre-refunded to 11/01/97)

            1,000,000    New York City Municipal Water Finance Authority,   6/00 at 101 1/2         Aaa    1,093,590
                           Water and Sewer System Revenue Bonds, Fiscal
                           1991 Series A, 7.250%, 6/15/15 (Pre-refunded to
                           6/15/00)

            2,000,000    New York City, Municipal Water Finance Authority,      6/01 at 101         Aaa    2,187,080
                           Water and Sewer Revenue Bonds, Fiscal 1992
                           Series A, 6.750%, 6/15/16 (Pre-refunded to
                           6/15/01)

            1,000,000    New York City Transit Authority, Transit Facilities    1/00 at 102         Aaa    1,092,380
                           Revenue Bonds, Series 1990 (Livingston Plaza
                           Project), 7.500%, 1/01/20 (Pre-refunded to
                           1/01/00)

            2,200,000    The Trust for Cultural Resources of The City of New    4/01 at 102         Aaa    2,428,338
                           York, Revenue Refunding Bonds, Series 1991A,
                           (The American Museum of Natural History),
                           6.900%, 4/01/21 (Pre-refunded to 4/01/01)

            5,725,000    Niagara Falls Bridge Commission, Toll Bridge          10/02 at 102         Aaa    6,263,780
                           System Revenue Bonds, Series 1992, 6.125%,
                           10/01/19 (Pre-refunded to 10/01/02)

                         Town of North Hampstead, Nassau County, New
                         York, Public Improvement (Serial) Bonds, 1991
                         Series B, Unlimited Tax:
              425,000      6.800%, 6/01/10 (Pre-refunded to 6/01/00)            6/00 at 102         Aaa      461,304
              425,000      6.800%, 6/01/11 (Pre-refunded to 6/01/00)            6/00 at 102         Aaa      461,304

29

Portfolio of Investments (Unaudited)
Nuveen New York Insured - continued

        Principal                                                             Optional Call                   Market
           Amount   Description                                                 Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                    Escrowed Bonds -- continued

$       1,000,000   County of Suffolk, New York, General Obligation             4/00 at 102         Aaa   $1,084,960
                      Refunding (Serial) Bonds, Public Improvement
                      Refunding Bonds, 1993 Series B, 6.900%,
                      4/01/01 (Pre-refunded to 4/01/00)

        2,000,000   Triborough Bridge and Tunnel Authority, General             1/01 at 102         Aaa    2,205,780
                      Purpose Revenue Bonds, Series T, 7.000%, 1/01/20
                      (Pre-refunded to 1/01/01)

        1,175,000   Triborough Bridge and Tunnel Authority, General         1/01 at 101 1/2         Aaa    1,290,785
                      Purpose Revenue Bonds, Series S, 7.000%,
                      1/01/21 (Pre-refunded to 1/01/01)

        1,750,000   City of Yonkers, New York, General Obligation              12/00 at 102         Aaa    1,949,255
                      School Bonds-1990-C, 7.375%, 12/01/09
                      (Pre-refunded to 12/01/00)
--------------------------------------------------------------------------------------------------------------------
                    General Obligation Bonds -- 13.6%

        2,370,000   New York State Dormitory Authority, Mental Health           2/06 at 102         Aaa    2,268,635
                      Services Facilities Improvement Revenue Bonds,
                      Series 1996-C, 5.125%, 2/15/21

        6,145,000   New York Medical Care Facilities Finance Agency,           12/02 at 102         Aaa    6,634,019
                      Mental Health Services Facilities Improvement
                      Revenue Bonds, 1992 Series A, 6.375%, 8/15/17

        4,765,000   New York State Medical Care Facilities Finance              2/99 at 100         Aaa    4,872,355
                      Agency, Secured Hospital Revenue Bonds, 1987
                      Series A, 7.100%, 2/15/27

        2,815,000   New York State Medical Care Facilities Finance              2/02 at 102         Aaa    2,962,759
                      Agency, Mental Health Services Facilities
                      Improvement Revenue Bonds, 1992 Series B,
                      6.250%, 8/15/18

        1,000,000   New York State Medical Care Facilities Finance              8/04 at 102         Aaa    1,049,510
                      Agency, Mental Health Services Facilities
                      Improvement Revenue Bonds, 1994 Series D,
                      6.150%, 2/15/15

        2,000,000   New York Medical Care Facilities Finance Agency,            2/04 at 102         Aaa    1,922,800
                      Mental Health Services Facilities Improvement
                      Revenue Bonds, 1993 Series F Refunding,
                      5.250%, 2/15/19

        1,000,000   City of Buffalo, New York, Refunding Serial                 1/01 at 101         Aaa    1,058,060
                      Bonds-1991, 6.150%, 2/01/04

Nuveen Municipal Bond Funds
August 31, 1997 Semiannual Report

        Principal                                                             Optional Call                   Market
           Amount   Description                                                 Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                    General Obligation Bonds -- continued

                    Camden Central School District, Oneida County, New York,
                    School District (Serial) Bonds, 1991:
  $       500,000     7.100%, 6/15/07                                          No Opt. Call         Aaa    $ 590,780
          600,000     7.100%, 6/15/08                                          No Opt. Call         Aaa      714,582
          600,000     7.100%, 6/15/09                                          No Opt. Call         Aaa      718,920
          275,000     7.100%, 6/15/10                                          No Opt. Call         Aaa      330,811

          500,000   Greece Central School District, Monroe County              No Opt. Call         Aaa      550,200
                      New York, General Obligation Bonds, School
                      District (Serial) Bonds, 1992, 6.000%, 6/15/09

                    Town of Halfmoon, Saratoga County, New York,
                    Public Improvement (Serial) Bonds, 1991:
          385,000     6.500%, 6/01/09                                          No Opt. Call         Aaa      442,496
          395,000     6.500%, 6/01/10                                          No Opt. Call         Aaa      454,384
          395,000     6.500%, 6/01/11                                          No Opt. Call         Aaa      455,522

                    Middle County Central School, District at
                    Center each in the Town of Brookhaven, Suffolk Co.,
                    N.Y., School District (Serial) Bonds, 1991:
          475,000     6.900%, 12/15/07                                         No Opt. Call         Aaa      562,462
          475,000     6.900%, 12/15/08                                         No Opt. Call         Aaa      563,887

                    Mount Sinai Union Free School District, County of
                    Suffolk, New York, School District Refunding
                    (Serial) Bonds, 1992:
          500,000     6.200%, 2/15/15                                          No Opt. Call         Aaa      557,210
        1,035,000     6.200%, 2/15/16                                          No Opt. Call         Aaa    1,152,266

        1,500,000   County of Nassau, New York, General Obligation
                      Serial  Bonds, Serial General Improvement Bonds,
                      Series O, 5.700%, 8/01/13                                 8/04 at 103         Aaa    1,571,190

        1,020,000   City of New Rochelle, Westchester County, New               8/04 at 102         Aaa    1,095,317
                      York, General Obligations, Public Improvement
                      Bonds, 1994 Series B, 6.200%, 8/15/22

        1,000,000   The City of New York, General Obligation Bonds,         8/02 at 101 1/2         Aaa    1,072,910
                      Fiscal 1992 Series C, Fixed Rate Bonds,
                      Subseries C-1, 6.250%, 8/01/10

           75,000   The City of New York, General Obligation Bonds,         8/02 at 101 1/2         Aaa       82,240
                      Fiscal 1992 Series C, 6.625%, 8/01/12

        2,520,000   The City of New York, General Obligation Bonds,         5/03 at 101 1/2         Aaa    2,597,213
                      Fiscal 1993 Series E, 5.750%, 5/15/12

        1,590,000   City of Niagara Falls, Niagara County, New York,            3/04 at 102         Aaa    1,791,374
                      Public Improvement (Serial) Bonds, 1994,
                      6.900%, 3/01/21

Portfolio of Investments (Unaudited)
Nuveen New York Insured - continued

        Principal                                                             Optional Call                   Market
           Amount   Description                                                 Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                    General Obligation Bonds -- continued

                    Town of North Hempstead, Nassau County, New
                    York, General Obligation Refunding Serial Bonds,
                    Refunding Serial Bonds-1992, Series B:
  $     1,500,000     6.375%, 4/01/09                                          No Opt. Call         Aaa   $1,698,045
        1,505,000     6.400%, 4/01/14                                          No Opt. Call         Aaa    1,713,969

                    NAYACK Union Free School District, Rockland County, New
                    York, School District Serial Bonds 1992:
          625,000     6.500%, 4/01/12                                           4/02 at 102         Aaa      681,563
          625,000     6.500%, 4/01/13                                           4/02 at 102         Aaa      681,563
          625,000     6.500%, 4/01/14                                           4/02 at 102         Aaa      681,563

                    Rensselaer County, New York, General Obligation Serial
                    Bonds, Series 1991:
          960,000     6.700%, 2/15/13                                          No Opt. Call         Aaa    1,123,459
          960,000     6.700%, 2/15/14                                          No Opt. Call         Aaa    1,124,381
          960,000     6.700%, 2/15/15                                          No Opt. Call         Aaa    1,124,506

                    Rondout Valley Central School District at Accord, Ulster
                    County, New York, General Obligation, School District
                    (Serial) Bonds, 1991:
          550,000     6.800%, 6/15/06                                          No Opt. Call         Aaa      632,368
          550,000     6.850%, 6/15/07                                          No Opt. Call         Aaa      639,573
          550,000     6.850%, 6/15/08                                          No Opt. Call         Aaa      643,566
          550,000     6.850%, 6/15/09                                          No Opt. Call         Aaa      646,784
          550,000     6.850%, 6/15/10                                          No Opt. Call         Aaa      648,698

          600,000   County of Suffolk, New York, General Obligation             5/03 at 102         Aaa      636,156
                      Refunding (Serial) Bonds, Public Improvement
                      Refunding Bonds, 1993 Series B, 6.150%,
                      5/01/10
--------------------------------------------------------------------------------------------------------------------
                    Health Care Facilities -- 19.7%

        1,490,000   Dormitory Authority of the State of New York,               2/00 at 102         AAA    1,590,009
                      United Health Services, Inc., FHA-Insured
                      Mortgage Revenue Bonds, Series 1989, 7.350%,
                      8/01/29

        1,000,000   Dormitory Authority of the State of New York,               7/02 at 102         Aaa    1,073,390
                      United Cerebral Palsy Association of Westchester
                      County, Inc., Insured Revenue Bonds, Series 1992,
                      6.200%, 7/01/12

        6,460,000   Dormitory Authority of the State of New York,               8/05 at 102         Aaa    6,596,435
                      St. Vincent's Hospital and Medical Center of New
                      York, FHA-Insured Mortgage Revenue Bonds,
                      Series 1995, 5.800%, 8/01/25

                                                                                         Nuveen Municipal Bond Funds
                                                                                   August 31, 1997 Semiannual Report


        Principal                                                             Optional Call                   Market
           Amount   Description                                                 Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                    Health Care Facilities -- continued

$       3,730,000   Dormitory Authority of the State of New York,               2/06 at 102         Aaa   $3,797,103
                      Maimonides Medical Center, FHA - Insured
                      Mortgage Hospital Revenue Bonds, Series
                      1996A, 5.750%, 8/01/24

        3,000,000   Dormitory Authority of the State of New York,               8/04 at 105         Aaa    2,951,940
                      Millard  Fillmore Hospitals, FHA-Insured
                      Mortgage Hospital Revenue Bonds, Series 1997,
                      5.375%, 2/01/17

          995,000   New York State Medical Care Facilities Finance              8/98 at 102         AAA    1,053,725
                      Agency, Albany Medical Center Hospital Project
                      Revenue Bonds, 1987 Series A, 8.000%, 2/15/28

          895,000   New York State Medical Care Facilities Finance             11/98 at 102         Aaa      947,107
                      Agency, St. Francis Hospital Project Revenue
                      Bonds, 1988 Series A, 7.625%, 11/01/21

        1,960,000   New York State Medical Care Facilities Finance              8/99 at 102          AA    2,079,697
                      Agency, Hospital and Nursing Home Mortgage
                      Revenue Bonds, 1989 Series B, 7.350%, 2/15/29

        3,200,000   New York State Medical Care Facilities Finance             11/00 at 102         Aaa    3,508,064
                      Agency, North Shore University Hospital,
                      Mortgage Project Revenue Bonds, 1990 Series A,
                      7.200%, 11/01/20

        2,000,000   New York State Medical Care Facilities Finance              2/99 at 102         Aaa    2,117,580
                      Agency, Hospital and Nursing Home FHA-Insured
                      Mortgage Revenue Bonds, 1989 Series A,
                      7.250%, 2/15/24

        1,670,000   New York State Medical Care Facilities Finance             11/01 at 102         Aaa    1,824,542
                      Agency, Our Lady of Victory Hospital Project
                      Revenue Bonds, 1991 Series A, 6.625%,
                      11/01/16

                    New York State Medical Care Facilities Finance
                      Agency, Sisters of Charity Hospital of Buffalo Project
                      Revenue Bonds, 1991 Series A:
          500,000     6.600%, 11/01/10                                         11/01 at 102         Aaa      545,800
        1,550,000     6.625%, 11/01/18                                         11/01 at 102         Aaa    1,693,437

        1,000,000   New York State Medical Care Facilities Finance             11/01 at 102         Aaa    1,085,660
                      Agency, Aurelia Osborn Fox Memorial Hospital
                      Project Revenue Bonds, 1992 Series A, 6.500%,
                      11/01/19


Portfolio of Investments (Unaudited)
Nuveen New York Insured - continued


        Principal                                                             Optional Call                   Market
           Amount       Description                                             Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                        Health Care Facilities -- continued

   $    3,000,000       New York State Medical Care Facilities Finance         11/02 at 102         Aaa  $ 3,166,860
                          Agency, South Nassau Communities Hospital
                          Project Revenue Bonds, 1992 Series A, 6.125%,
                          11/01/11

        2,500,000       New York State Medical Care Facilities Finance         11/03 at 102         Aaa    2,652,550
                          Agency, St. Mary's Hospital (Rochester) Mortgage
                          Project Revenue Bonds, 1994 Series A Refunding,
                          6.200%, 11/01/14

        7,000,000       New York State Medical Care Facilities Finance          2/05 at 102         Aaa    7,817,530
                          Agency, New York Hospital FHA-Insured
                          Mortgage Revenue Bonds, 1994 Series A
                          (AMBAC Insured Series), 6.800%, 8/15/24

        7,890,000       New York State Medical Care Facilities Finance Agency,  2/05 at 102         Aaa    8,098,138
                          Montefiore Medical Center FHA-Insured
                          Mortgage Revenue Bonds, 1995 Series A,
                          5.750%, 2/15/15

                        New York City Health and Hospitals Corporation,
                        Health System Bonds, 1993 Series A:
        2,500,000         5.625%, 2/15/13                                       2/03 at 102         Aaa    2,544,550
       14,980,000         5.750%, 2/15/22                                       2/03 at 102         Aaa    5,187,922
--------------------------------------------------------------------------------------------------------------------
                        Housing Facilities -- 10.2%

                        New York State Finance Agency, Housing Project
                        Mortgage Revenue Bonds, 1996 Series A Refunding:
        5,750,000         6.100%, 11/01/15                                      5/06 at 102         Aaa    6,010,993
        5,000,000         6.125%, 11/01/20                                      5/06 at 102         Aaa    5,196,050

          645,000       New York State Housing Finance Agency,                 11/99 at 102         Aaa      680,320
                          Multi-Family Housing Revenue Bonds, (AMBAC
                          Insured Programs), 1989 Series A, 7.450%,
                          11/02/28

                        New York State Urban Development Corporation,
                        Section 236 Revenue Bonds, Series 1992A:
        3,850,000         6.700%, 1/01/12                                       1/02 at 102         Aaa    4,214,865
        9,650,000         6.750%, 1/01/26                                       1/02 at 102         Aaa   10,583,348

           60,000       State of New York Mortgage Agency, Mortgage             1/98 at 102          Aa       60,526
                          Revenue Bonds, Eighth Series D, 8.375%, 10/01/17

          390,000       State of New York Mortgage Agency, Mortgage             4/98 at 102          Aa      401,747
                          Revenue Bonds, Ninth Series E, 8.100%, 10/01/17

        3,500,000       State of New York Mortgage Agency, Homeowner           10/03 at 102         Aaa    3,568,040
                          Mortgage Revenue Bonds, Series 29-C-1,
                          5.650%, 4/01/15



                                                                                         Nuveen Municipal Bond Funds
                                                                                   August 31, 1997 Semiannual Report


            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Housing Facilities -- continued

     $      5,000,000    Pass-Through Certificates of New York City HDC        11/03 at 100         Aaa  $ 5,927,050
                           Multi-family Housing, Limited Obligation Bonds,
                           Series 1991A, 6.500%, 2/20/19
--------------------------------------------------------------------------------------------------------------------
                         Lease Rental -- 2.1%

            4,000,000    New York State Urban Development Corporation           4/06 at 102         Aaa    3,989,760
                           Revenue Bonds, (Sports Facility Assistance
                           Program), 1996 Series A, 5.500%, 4/01/19

            2,500,000    Battery Park City Authority, Senior Revenue           11/03 at 102         Aaa    2,418,275
                           Refunding Bonds, Series 1993A, 5.250%, 11/01/17

            1,000,000    Metropolitan Transportation Authority, Transit         7/98 at 102         Aaa    1,046,490
                           Facilities Service Contract Bonds, Series L,
                           7.500%, 7/01/17
--------------------------------------------------------------------------------------------------------------------
                         Other Revenue -- 4.9%

            3,280,000    New York Local Government Assistance Corporation,      4/04 at 100         Aaa    3,064,570
                           Series 1993B, Refunding Bonds, 5.000%, 4/01/23

            3,000,000    New York Local Government Assistance Corporation (A    4/03 at 102         Aaa    2,810,490
                           Public Benefit Corporation of the State of New York),
                           Series 1993C Refunding Bonds, 5.000%, 4/01/21

            1,000,000    New York City Industrial Development Agency, Civic    11/04 at 102         Aaa    1,093,750
                           Facility Revenue Bonds, (USTA National Tennis
                           Center Incorporated Project), 6.375%, 11/15/14

            1,145,000    New York City Industrial Development Agency, Civic     6/07 at 102         Aaa    1,158,271
                           Facility Revenue Bonds, (Anti-Defamation League
                           Foundation Project) Series 1997A, 5.600%, 6/01/17

            8,650,000    Triborough Bridge and Tunnel Authority, Special        1/01 at 102         Aaa    9,409,038
                           Obligation Refunding Bonds, Series 1991B,
                           6.875%, 1/01/15
--------------------------------------------------------------------------------------------------------------------
                         Pollution Control Facilities -- 0.8%

            2,500,000    New York State Energy Research and Development        10/99 at 103         Aaa    2,713,874
                           Authority, Pollution Control Revenue Bonds (Central
                           Hudson Gas & Electric Corporation Project), 1984
                           Series B, 7.375%, 10/01/14
--------------------------------------------------------------------------------------------------------------------
                         Transportation -- 6.7%

            7,300,000    New York State Thruway Authority, General Revenue      1/02 at 102         Aaa    7,407,674
                           Bonds, Series A, 5.750%, 1/01/19

            2,250,000    Buffalo and Fort Erie Public Bridge Authority, Toll    1/05 at 101         Aaa    2,295,404
                           Bridge System Revenue Bonds, Series 1995,
                           5.750%, 1/01/25

Portfolio of Investments (Unaudited)
Nuveen New York Insured - continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Transportation -- continued

    $       4,000,000    Metropolitan Transportation Authority, Commuter        7/05 at 101         Aaa  $ 4,063,480
                           Facilities Subordinated Revenue Bonds, Series
                           1995-1, (Grand Central Terminal Redevelopment
                           Project), 5.700%, 7/01/24

            3,000,000    Metropolitan Transportation Authority, Commuter    7/07 at 101 1/2         Aaa    3,072,240
                           Facilities Revenue Bonds, Series 1997A,
                           5.750%, 7/01/21

            1,160,000    Metropolitan Transportation Authority, Commuter        7/07 at 101         Aaa    1,135,442
                           Facilities Revenue Bonds, Series 1997C,
                           5.375%, 7/01/27

            3,000,000    The Port Authority of New York and New Jersey,        12/07 at 100         Aaa    3,039,120
                           Special Project Bonds, Series 6, JFK
                           International Air Terminal LLC Project,
                           5.750%, 12/01/25 (Alternative Minimum Tax)

            2,750,000    Triborough Bridge and Tunnel Authority,            1/02 at 101 1/2         Aaa    2,978,002
                           General Purpose Revenue Bonds, Series X,
                           6.500%, 1/01/19
--------------------------------------------------------------------------------------------------------------------
                         Utilities -- 1.0%

            1,500,000    New York State Energy Research and Development         1/06 at 102         Aaa    1,494,014
                           Authority, Gas Facilities Revenue Bonds, 1996
                           Series (The Brooklyn Union Gas Company
                           Project), 5.500%, 1/01/21

            2,000,000    Power Authority of the State of New York, General      1/02 at 102         Aaa    2,174,000
                           Purpose Bonds, Series Z, 6.500%, 1/01/19
--------------------------------------------------------------------------------------------------------------------
                         Water/Sewer Facilities -- 8.6%

            1,450,000    New York State Environmental Facilities                6/00 at 102         Aaa    1,568,334
                           Corporation, State Water Pollution Control,
                           Revolving Fund Revenue Bonds, Series 1990 C,
                           (Pooled Loan Issue), 7.200%, 3/15/11

              280,000    Albany, New York, Municipal Water Finance             12/98 at 102         Aaa      296,617
                           Authority, Water and Sewer System Revenue Bonds,
                           Series 1988A, 7.500%, 12/01/17

            8,385,000    Buffalo Municipal Water Finance Authority, Water       7/03 at 102         Aaa    8,532,323
                           System Revenue Bonds, Series 1992,
                           5.750%, 7/01/19

            1,250,000    New York City Municipal Water Finance Authority,       6/01 at 101         Aaa    1,354,362
                           Water and Sewer System Revenue Bonds, Fiscal
                           1992 Series A, 6.750%, 6/15/16

36

                                                                                        Nuveen Municipal Bond Funds
                                                                                  August 31, 1997 Semiannual Report

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Water/Sewer Facilities -- continued
                         New York City Municipal Water Finance Authority,
                         Water and Sewer System Revenue Bonds, Fiscal 1993
                         Series A:
      $     2,765,000      5.750%, 6/15/18                                  6/02 at 101 1/2         Aaa $  2,825,470
            4,650,000      5.500%, 6/15/20                                      6/02 at 100         Aaa    4,631,632

            7,000,000    New York City Municipal Water Finance Authority,       6/06 at 101         Aaa    7,146,440
                           Water and Sewer System Revenue Bonds, Fiscal
                           1996 Series B, 5.750%, 6/15/26

            1,000,000    Suffolk County Industrial Development Agency,          2/04 at 101         Aaa      964,070
                           (Suffolk Country, New York), Suffolk County
                           Southwest Sewer System Revenue Bonds, Series
                           1994, 4.750%, 2/01/09

            3,700,000    Suffolk County Water Authority, New York, Water        6/03 at 102         Aaa    3,516,962
                           System Revenue Bonds, Series 1994, 5.000%, 6/01/17
--------------------------------------------------------------------------------------------------------------------
      $   336,385,000    Total Investments -- (cost $329,404,974) -- 99.2%                               354,899,631
--------------------------------------------------------------------------------------------------------------------

                         Temporary Investments in Short-Term Municipal Securities -- 0.7%

              700,000    The City of New York, General Obligation Bonds,                         VMIG-1      700,000
                           Fiscal 1995 Series B, Variable Rate Demand Bonds,
                           3.750%, 8/15/22+

            2,000,000    Dormitory Authority of the State of New York, Cornell                   VMIG-1    2,000,000
                           University Revenue Bonds, Series 1990B, Variable
                           Rate Demand Bonds, 3.650%, 7/01/25+
--------------------------------------------------------------------------------------------------------------------
      $     2,700,000    Total Temporary Investments -- 0.7%                                               2,700,000
=========================-------------------------------------------------------------------------------------------
                         Other Assets Less Liabilities -- 0.1%                                               334,673
                         -------------------------------------------------------------------------------------------
                         Net Assets -- 100%                                                             $357,934,304
                         ===========================================================================================
                         All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or
                         Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S.
                         Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                         *    Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                         **   Ratings: Using the higher of Standard & Poor's or Moody's rating.

                         ***  Securities are backed by an escrow or trust containing sufficient U.S. Government or
                              U.S. Government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                         +    The security has a maturity of more than one year, but has a variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically  based on market conditions or a specified market index.

37                               See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
August 31, 1997

                                                                    Nuveen Flagship         Nuveen New York
                                                                           New York                 Insured
------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)        $  228,215,180          $  354,899,631
Temporary investments in short-term municipal securities, at
  amortized cost, which approximates market value (note 1)                2,000,000               2,700,000
Cash                                                                      1,403,237                      --
Receivables:
  Interest                                                                2,979,706               4,064,457
  Investments sold                                                        2,101,165               1,531,165
  Shares sold                                                               211,344                  29,037
Other assets                                                                  1,759                 109,605
------------------------------------------------------------------------------------------------------------
  Total assets                                                          236,912,391             363,333,895
------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                   --               1,874,022
Payables:
  Investments purchased                                                   1,720,472               1,966,254
  Shares redeemed                                                            69,697                 253,651
Accrued expenses:
  Management fees (note 6)                                                   90,012                 163,953
  12b-1 distribution and service fees (notes 1 and 6)                        16,808                  10,039
  Other                                                                      34,579                  61,767
Dividends payable                                                           629,264               1,069,905
------------------------------------------------------------------------------------------------------------
     Total liabilities                                                    2,560,832               5,399,591
------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                  $  234,351,559          $  357,934,304
============================================================================================================
Class A Shares (note 1)
Net assets                                                           $   72,922,819          $   40,081,236
Shares outstanding                                                        6,789,898               3,792,074
Net asset value and redemption price per share                       $        10.74          $        10.57
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                   $        11.21          $        11.03
============================================================================================================
Class B Shares (note 1)
Net assets                                                           $    1,631,530          $    2,470,999
Shares outstanding                                                          151,766                 233,709
Net asset value, offering and redemption price per share             $        10.75          $        10.57
============================================================================================================
Class C Shares (note 1)
Net assets                                                           $    5,230,165          $    2,293,965
Shares outstanding                                                          485,511                 217,277
Net asset value, offering and redemption price per share             $        10.77          $        10.56
============================================================================================================
Class R Shares (note 1)
Net assets                                                           $  154,567,045          $  313,088,104
Shares outstanding                                                       14,353,551              29,622,312
Net asset value, offering and redemption price per share             $        10.77          $        10.57
============================================================================================================

                                                             See accompanying notes to financial statements.

38


Statement of Operations (Unaudited)                                           Nuveen Municipal Bond Funds
Six months ended August 31, 1997                                        August 31, 1997 Semiannual Report

                                                                  Nuveen Flagship         Nuveen New York
                                                                         New York                 Insured
---------------------------------------------------------------------------------------------------------
Investment Income

Tax-exempt interest income (note 1)                                   $ 7,060,755             $10,560,826
---------------------------------------------------------------------------------------------------------

Expenses

Management fees (note 6)                                                  628,955                 964,705
12b-1 service fees -- Class A (notes 1 and 6)                              72,395                  38,196
12b-1 distribution and service fees -- Class B (notes 1 and 6)              4,041                   9,137
12b-1 distribution and service fees -- Class C (notes 1 and 6)             16,859                   8,200
Shareholders' servicing agent fees and expenses                            74,632                 119,992
Custodian's fees and expenses                                              31,695                  36,739
Trustees' fees and expenses (note 6)                                        2,234                   3,528
Professional fees                                                           8,017                   8,254
Shareholders' reports -- printing and mailing expenses                     41,659                  41,294
Federal and state registration fees                                           787                     630
Portfolio insurance expense                                                    --                   5,411
Other expenses                                                              5,171                  13,313
---------------------------------------------------------------------------------------------------------
    Total expenses before expense reimbursement                           886,445               1,249,399
Expense reimbursement (note 6)                                           (114,927)                     --
---------------------------------------------------------------------------------------------------------
Net expenses                                                              771,518               1,249,399
---------------------------------------------------------------------------------------------------------
Net investment income                                                   6,289,237               9,311,427
---------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Investments

Net realized gain (loss) from investment transactions
    (notes 1 and 4)                                                       214,949                (146,664)
Net change in unrealized appreciation or depreciation
    of investments                                                      4,397,765               2,614,543
---------------------------------------------------------------------------------------------------------
Net gain from investments                                               4,612,714               2,467,879
---------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                            $10,901,951             $11,779,306
=========================================================================================================

                                 See accompanying notes to financial statements.
39

Statement of Changes in Net Assets (Unaudited)
                                                          Nuveen Flagship                               Nuveen
                                                              New York                             New York Insured
                                                -----------------------------------------------------------------------------
                                                Six months ended          Year ended     Six months ended          Year ended
                                                         8/31/97            2/28/97*              8/31/97             2/28/97
------------------------------------------------------------------------------------------------------------------------------
Operations

Net investment income                           $      6,289,237     $     9,771,158     $      9,311,427     $    18,870,727
Net realized gain (loss) from investment
   transactions (notes 1 and 4)                          214,949          (1,010,261)            (146,664)         (1,461,177)
Net change in unrealized appreciation or
   depreciation of investments                         4,397,765             692,933            2,614,543          (2,674,004)
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations            10,901,951           9,453,830           11,779,306          14,735,546
------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)

From undistributed net investment income:
   Class A                                            (1,933,457)         (1,237,906)            (959,121)         (1,495,702)
   Class B                                               (18,266)               (239)             (40,294)             (4,068)
   Class C                                              (106,560)            (45,573)             (48,793)            (88,657)
   Class R                                            (4,229,986)         (8,581,033)          (8,250,729)        (17,106,737)
From accumulated net realized gains
   from investment transactions:
   Class A                                                    --             (75,072)                  --                  --
   Class B                                                    --                  --                   --                  --
   Class C                                                    --              (3,076)                  --                  --
   Class R                                                    --            (571,338)                  --                  --
------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                                    (6,288,269)        (10,514,237)          (9,298,937)        (18,695,164)
------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)

Net proceeds from shares issued in the
   reorganization of Flagship New York (note 1)               --          52,756,095                   --                  --
Net proceeds from sale of shares                      13,044,629          17,906,845           13,511,125          27,322,062
Net proceeds from shares issued to shareholders
   due to reinvestment of distributions                3,835,703           7,344,275            6,523,627          13,233,860
------------------------------------------------------------------------------------------------------------------------------
                                                      16,880,332          78,007,215           20,034,752          40,555,922
------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                              (15,504,621)        (19,737,885)         (23,039,532)        (47,601,839)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from Fund share transactions                        1,375,711          58,269,330           (3,004,780)         (7,045,917)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                  5,989,393          57,208,923             (524,411)        (11,005,535)
Net assets at the beginning of period                228,362,166         171,153,243          358,458,715         369,464,250
------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                 $    234,351,559     $   228,362,166     $    357,934,304     $   358,458,715
------------------------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income
   at end of period                             $         34,193     $        33,225     $        247,501     $       235,011
==============================================================================================================================
*  Information represents 11 months of Nuveen New York and one month of Nuveen
   Flagship New York (see note 1 of the Notes to Financial Statements).

                                 See accompanying notes to financial statements.
40

Notes to Financial Statements (Unaudited)          Nuveen Municipal Bond Funds
                                             August 31, 1997 Semiannual Report

1. General Information and Significant Accounting Policies
The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship New York Municipal Bond Fund ("Nuveen Flagship New York") and the Nuveen New York Insured Municipal Bond Fund ("Nuveen New York Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated, and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Nuveen New York Tax-Free Value Fund ("Nuveen New York") and Flagship New York Tax-Exempt Fund ("Flagship New York") reorganized into Nuveen Flagship New York. Nuveen New York Insured Tax-Free Value Fund was reorganized into the Trust and renamed Nuveen New York Insured Municipal Bond Fund. Prior to these reorganizations, Nuveen New York was a series of the Nuveen Tax-Free Bond Fund, Inc., Flagship New York was a sub-trust of Flagship Tax Exempt Funds Trust, and Nuveen New York Insured Tax-Free Value Fund was a series of Nuveen Insured Tax-Free Bond Fund, Inc., each an open-end management investment company.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved and supervised by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their when-issued and delayed delivery purchase commitments. At August 31, 1997, the Funds had no such outstanding purchase commitments.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Insurance
Nuveen New York Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy

                                                     Nuveen Municipal Bond Funds
                                               August 31, 1997 Semiannual Report

of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months year ended August 31, 1997.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares
Transactions in Fund shares were as follows:

                                                                Nuveen Flagship New York
                                          --------------------------------------------------------------------
                                                Six months ended                           Year ended
                                                     8/31/97                                2/28/97*
                                          --------------------------------------------------------------------
                                              Shares            Amount                Shares            Amount
--------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                    514,451      $  5,423,903               800,235      $  8,359,824
  Class B                                    139,696         1,473,464                12,680           134,014
  Class C                                    133,882         1,422,917                98,523         1,037,778
  Class R                                    444,163         4,724,345               801,691         8,375,229
Shares issued in the reorganization
  of Flagship New York:
  Class A                                         --                --             4,801,915        50,302,455
  Class B                                         --                --                    --                --
  Class C                                         --                --               233,553         2,453,640
  Class R                                         --                --                    --                --
Shares issued to shareholders due
  to reinvestment of distributions:
  Class A                                     74,988           790,824                65,006           681,196
  Class B                                        501             5,341                    --                --
  Class C                                      4,121            43,643                 2,391            25,145
  Class R                                    283,418         2,995,895               632,056         6,637,934
--------------------------------------------------------------------------------------------------------------
                                           1,595,220        16,880,332             7,448,050        78,007,215
--------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                   (607,517)       (6,404,095)             (342,219)       (3,580,581)
  Class B                                       (168)           (1,771)                 (943)           (9,996)
  Class C                                    (27,999)         (296,719)              (19,687)         (205,801)
  Class R                                   (831,504)       (8,802,036)           (1,525,270)      (15,941,507)
--------------------------------------------------------------------------------------------------------------
                                          (1,467,188)      (15,504,621)           (1,888,119)      (19,737,885)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      128,032      $  1,375,711             5,559,931      $ 58,269,330
==============================================================================================================
*Information represents 11 months of Nuveen New York and one month of Nuveen Flagship New York (see note 1).

                                                     Nuveen Municipal Bond Funds
                                               August 31, 1997 Semiannual Report

                                                                   Nuveen New York Insured
                                             --------------------------------------------------------------------
                                                   Six months ended                           Year ended
                                                       8/31/97                                  2/28/97
                                             --------------------------------------------------------------------
                                                 Shares           Amount                 Shares            Amount
-----------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                       684,793     $  7,175,608              1,504,805      $ 15,621,977
  Class B                                       116,730        1,222,021                121,801         1,283,684
  Class C                                        28,685          298,654                132,904         1,375,391
  Class R                                       459,277        4,814,842                871,126         9,041,010
Shares issued to shareholders due
  to reinvestment of distributions:
  Class A                                        60,303          630,693                100,648         1,049,380
  Class B                                           467            4,904                     --                --
  Class C                                         3,588           37,493                  6,232            64,963
  Class R                                       559,578        5,850,537              1,163,086        12,119,517
-----------------------------------------------------------------------------------------------------------------
                                              1,913,421       20,034,752              3,900,602        40,555,922
-----------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                      (378,510)      (3,942,269)              (512,407)       (5,315,448)
  Class B                                        (5,289)         (55,905)                    --                --
  Class C                                        (7,219)         (75,840)               (76,002)         (797,045)
  Class R                                    (1,813,322)     (18,965,518)            (3,991,732)      (41,489,346)
-----------------------------------------------------------------------------------------------------------------
                                             (2,204,340)     (23,039,532)            (4,580,141)      (47,601,839)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                        (290,919)    $ (3,004,780)              (679,539)     $ (7,045,917)
=================================================================================================================

3. Distribution to Shareholders
On September 9, 1997, the Funds declared dividend distributions from their tax-exempt net investment income which were paid on October 1, 1997, to shareholders of record on September 9, 1997, as follows:

                                          Nuveen Flagship                Nuveen
                                                 New York      New York Insured
-------------------------------------------------------------------------------
Dividend per share:
  Class A                                          $.0475                $.0445
  Class B                                           .0405                 .0380
  Class C                                           .0425                 .0395
  Class R                                           .0490                 .0460
===============================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six mon ths ended August 31, 1997, were as follows:

                                          Nuveen Flagship New York       Nuveen New York Insured
------------------------------------------------------------------------------------------------
Purchases
  Investments in municipal securities                  $45,722,603                   $36,759,327
  Temporary municipal investments                       15,000,000                    17,900,000

Sales
  Investments in municipal securities                   48,802,624                    37,537,574
  Temporary municipal investments                       13,000,000                    16,800,000
================================================================================================

At August 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At February 28, 1997, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryovers will expire as follows:

                           Nuveen Flagship                   Nuveen
                                 New York*         New York Insured
-------------------------------------------------------------------
Expiration year:
  2004                          $1,895,237               $       --
  2005                                  --                1,543,769
-------------------------------------------------------------------
Total                           $1,895,237               $1,543,769
===================================================================

* Due to the reorganization of Nuveen New York and Flagship New York (note 1), Nuveen New York and Flagship New York had net realized losses from investment transactions of $1,010,262 and $884,975, respectively, which were carried forward by Nuveen Flagship New York, as permitted under applicable tax regulations.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 1997, were as follows:

                           Nuveen Flagship New York     Nuveen New York Insured
-------------------------------------------------------------------------------
Gross unrealized:
  appreciation                          $16,814,027                 $25,520,219
  depreciation                               (1,930)                    (25,562)
-------------------------------------------------------------------------------
Net unrealized appreciation             $16,812,097                 $25,494,657
===============================================================================

                                                     Nuveen Municipal Bond Funds
                                               August 31, 1997 Semiannual Report

6. Management Fee and Other Transactions with Affiliates
Under the Trusts' investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average daily net asset value                                     Management fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
--------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of Nuveen Flagship New York and .975 of 1% of the average daily net asset value of Nuveen New York Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may voluntarily reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended August 31, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $117,100 and $139,200 for Nuveen Flagship New York and Nuveen New York Insured, respectively, of which approximately $94,700 and $108,100, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended August 31, 1997, the Distributor compensated authorized dealers directly with approximately $63,800 and $52,100 in commission advances at the time of purchase for Nuveen Flagship New York and Nuveen New York Insured, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 1997, the Distributor retained approximately $16,900 and $12,800 in such 12b-1 fees for Nuveen Flagship New York and Nuveen New York Insured, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $2,600 and $2,900 of CDSC on share redemptions for Nuveen Flagship New York and Nuveen New York Insured, respectively, during the six months ended August 31, 1997.

7. Composition of Net Assets
At August 31, 1997, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                       Nuveen Flagship New York       Nuveen New York Insured
---------------------------------------------------------------------------------------------
Capital paid-in                                    $219,185,598                  $333,882,579
Balance of undistributed net
  investment income                                      34,193                       247,501
Accumulated net realized gain (loss)
  from investment transactions                       (1,680,329)                   (1,690,433)
Net unrealized appreciation
  of investments                                     16,812,097                    25,494,657
---------------------------------------------------------------------------------------------
Net assets                                         $234,351,559                  $357,934,304
=============================================================================================

Financial Highlights

                       Financial Highlights (Unaudited)

             Selected data for a share outstanding is as follows:


Class (Inception date)                      Operating performance         Less distributions
                                          -------------------------   --------------------------
                                                                Net
Nuveen Flagship New York**          Net                realized and    Dividends                      Net      Total
                                  asset                  unrealized    from tax-                    asset     return
                                  value          Net    gain (loss)   exempt net   Distributions    value     on net
                              beginning   investment           from   investment    from capital   end of      asset
Year ending February 28/29,   of period    income(b)    investments       income           gains   period   value(a)
--------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  1998 (h)                       $10.53         $.28          $ .21       $ (.28)         $   --   $ 10.74      4.77%
  1997 (c)                        10.61          .59           (.07)        (.56)           (.04)    10.53      5.07
  1996                            10.12          .56            .48         (.55)             --     10.61     10.52
  1995 (d)                        10.23          .28           (.07)        (.27)           (.05)    10.12      2.21

Class B (2/97)
  1998 (h)                        10.53          .24            .22         (.24)             --     10.75      4.47
  1997 (g)                        10.48          .05            .04         (.04)             --     10.53       .87

Class C (9/94)
  1998 (h)                        10.56          .25            .22         (.26)             --     10.77      4.47
  1997 (c)                        10.64          .55           (.11)        (.48)           (.04)    10.56      4.31
  1996                            10.11          .48            .53         (.48)             --     10.64     10.13
  1995 (d)                        10.11          .23            .04         (.22)           (.05)    10.11      2.80

Class R (12/86)
  1998 (h)                        10.55          .29            .22         (.29)             --     10.77      4.95
  1997 (c)                        10.64          .59           (.05)        (.59)           (.04)    10.55      5.26
  1996                            10.15          .58            .49         (.58)             --     10.64     10.80
  1995                            10.72          .58           (.53)        (.57)           (.05)    10.15       .75
  1994                            10.61          .58            .16         (.58)           (.05)    10.72      7.10
  1993                             9.88          .60            .81         (.60)           (.08)    10.61     14.79
  1992 (e)                         9.82          .16            .06         (.16)             --      9.88      2.21
  1991 (f)                         9.38          .63            .44         (.63)             --      9.82     11.79
  1990 (f)                         9.56          .63           (.18)        (.63)             --      9.38      4.92
  1989 (f)                         9.18          .63            .38         (.63)             --      9.56     11.34
  1988 (f)                         8.76          .63            .42         (.63)             --      9.18     12.20
--------------------------------------------------------------------------------------------------------------------

 *   Annualized.
** Information included prior to the year ending February 28, 1997, reflects the financial highlights of Nuveen New York.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(c) Information represents 11 months of Nuveen New York and one month of Nuveen Flagship New York.
(d)  From commencement of class operations as noted.
(e)  For the three months ending February 29.
(f)  For the year ending November 30.
(g)  For the one month ending February 28.
(h)  For the six months ending August 31, 1997.

                                                     Nuveen Municipal Bond Funds
                                               August 31, 1997 Semiannual Report

                          Ratios/Supplemental data
------------------------------------------------------------------------------
                                   Ratio                     Ratio
                                  of net                    of net
                   Ratio of   investment     Ratio of   investment
                   expenses    income to     expenses    income to
                 to average      average   to average      average
                 net assets   net assets   net assets   net assets
    Net assets       before       before        after        after   Portfolio
 end of period   reimburse-   reimburse-   reimburse-   reimburse-    turnover
(in thousands)         ment         ment      ment(b)      ment(b)        rate
------------------------------------------------------------------------------
      $ 72,923          .89%*       5.22%*        .79%*       5.32%*        20%
        71,676          .95         5.39          .89         5.45          37
        15,732         1.02         5.28          .99         5.31          47
         3,189         1.56*        5.31*        1.00*        5.87*         29

         1,632         1.63*        4.41*        1.55*        4.49*         20
           124         1.65*        5.86*        1.44*        6.07*         37

         5,230         1.44*        4.66*        1.34*        4.76*         20
         3,965         1.64         4.73         1.57         4.80          37
           646         1.99         4.29         1.73         4.55          47
            86         7.97*       (1.06)*       1.75*        5.16*         29

       154,567          .69*        5.42*         .59*        5.52*         20
       152,598          .71         5.55          .69         5.57          37
       154,776          .76         5.55          .74         5.57          47
       149,454          .74         5.79          .74         5.79          29
       146,297          .78         5.30          .75         5.33          15
       107,146          .84         5.75          .75         5.84          12
        66,491          .75*        6.27*         .75*        6.27*         16
        59,351          .79         6.46          .75         6.50          19
        44,347          .81         6.59          .75         6.65          51
        29,040          .98         6.40          .75         6.63          85
        14,975         1.09         6.55          .75         6.89          71
------------------------------------------------------------------------------

51

             Selected data for a share outstanding is as follows:


Class (Inception date)                      Operating performance         Less distributions
---------------------                     -------------------------   --------------------------
                                                                Net
Nuveen New York Insured             Net                realized and    Dividends                       Net     Total
                                  asset                  unrealized    from tax-                     asset    return
                                  value          Net    gain (loss)   exempt net   Distributions     value    on net
                              beginning   investment           from   investment    from capital    end of     asset
Year ending February 28/29,   of period    income(b)    investments       income           gains    period  value(a)
--------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  1998 (d)                       $10.50         $.27          $ .07        $(.27)         $  --     $10.57      3.25%
  1997                            10.61          .55           (.14)        (.52)            --      10.50      4.02
  1996                            10.15          .52            .49         (.52)          (.03)**   10.61     10.19
  1995 (c)                        10.16          .25            .04         (.26)          (.04)     10.15      3.01

Class B (2/97)
  1998 (d)                        10.50          .23            .07         (.23)            --      10.57      2.87
  1997 (c)                        10.53          .03           (.02)        (.04)            --      10.50       .07


Class C (9/94)
  1998 (d)                        10.48          .24            .08         (.24)            --      10.56      3.06
  1997                            10.61          .47           (.16)        (.44)            --      10.48      3.06
  1996                            10.12          .44            .53         (.45)          (.03)**   10.61      9.71
  1995 (c)                        10.03          .21            .13         (.21)          (.04)     10.12      3.53

Class R (12/86)
  1998 (d)                        10.49          .28            .08         (.28)            --      10.57      3.44
  1997                            10.61          .55           (.13)        (.54)            --      10.49      4.15
  1996                            10.15          .55            .49         (.55)          (.03)**   10.61     10.51
  1995                            10.63          .56           (.44)        (.56)          (.04)     10.15      1.37
  1994                            10.62          .55            .03         (.54)          (.03)     10.63      5.57
  1993                             9.78          .57            .84         (.56)          (.01)     10.62     14.96
  1992                             9.32          .59            .47         (.60)            --       9.78     11.66
  1991                             9.25          .60            .07         (.60)            --       9.32      7.61
  1990                             9.06          .60            .19         (.60)            --       9.25      8.75
  1989                             9.10          .59           (.04)        (.59)            --       9.06      6.37
  1988                             9.83          .61           (.73)        (.61)            --       9.10      (.85)
--------------------------------------------------------------------------------------------------------------------

*   Annualized.
** The amounts shown include distributions in excess of capital gains of $.0024 per share.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(c) From commencement of class operations as noted.
(d) For the six months ending August 31, 1997.

                                                     Nuveen Municipal Bond Funds
                                               August 31, 1997 Semiannual Report

                          Ratios/Supplemental data
------------------------------------------------------------------------------
                                   Ratio                     Ratio
                                  of net                    of net
                   Ratio of   investment     Ratio of   investment
                   expenses    income to     expenses    income to
                 to average      average   to average      average
                 net assets   net assets   net assets   net assets
    Net assets       before       before        after        after   Portfolio
 end of period   reimburse-   reimburse-   reimburse-   reimburse-    turnover
(in thousands)         ment         ment      ment(b)      ment(b)        rate
------------------------------------------------------------------------------
      $ 40,081          .87%*       5.02%*        .87%*       5.02%*        10%
        24,747          .92         5.04          .92         5.04          29
         7,258          .93         4.97          .93         4.97          17
         1,279         1.13*        5.33*        1.05*        5.41*         11

         2,471         1.61*        4.26*        1.61*        4.26*         10
         1,279         1.64*        5.17*        1.64*        5.17*         29

         2,294         1.42*        4.47*        1.42*        4.47*         10
         2,015         1.67         4.28         1.67         4.28          29
         1,369         1.69         4.21         1.69         4.21          17
           285         2.32*        4.13*        1.80*        4.65*         11

       313,088          .67*        5.23*         .67*        5.23*         10
       319,208          .68         5.28          .68         5.28          29
       343,348          .67         5.26          .67         5.26          17
       345,121          .65         5.57          .65         5.57          11
       388,176          .68         5.11          .68         5.11           5
       314,877          .73         5.56          .73         5.56           6
       167,048          .69         6.08          .69         6.08           4
        80,484          .73         6.46          .73         6.46          13
        40,372          .85         6.35          .85         6.35          30
        20,206         1.05         6.50          .97         6.58          62
        14,078         1.12         6.22          .61         6.73          36
------------------------------------------------------------------------------

53

Shareholder Information

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate-Term
Limited Term

State Funds
Alabama         Michigan
Arizona         Missouri
California      New Jersey
Colorado        New Mexico
Connecticut     New York
Florida         North Carolina
Georgia         Ohio
Kansas          Pennsylvania
Kentucky        South Carolina
Louisiana       Tennessee
Maryland        Virginia
Massachusetts   Wisconsin

To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser or Nuveen at (800) 621-7227.

Fund Information




Board of Trustees
Robert P. Bremmer
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Custodian
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

Transfer Agent,
Shareholder Services and
Dividend Disbursing Agent
Shareholder Services, Inc.
Nuveen Investor Services
P.O. Box 5330
Denver, CO 80217-5330

(800) 621-7227

Legal Counsel
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, Illinois

Serving Investors
for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach - purchasing securities of strong companies and communities that represent good long-term value - is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago IL 60606-1286

(800) 621-7227
www.nuveen.com

NUVEEN
Municipal
Bond Funds


August 31, 1997

Semiannual Report

Dependable, tax-free income
to help you keep more of
what you earn.

[PHOTO APPEARS HERE]

Massachusetts
Massachusetts
Insured

Contents

 1  Dear Shareholder

 3  Answering Your Questions

 6  Massachusetts Performance
    Overview

 8  Massachusetts Insured
    Performance Overview

11  Financial Section

42  Shareholder Information

43  Fund Information

Dear Shareholder


[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board


Wealth takes a lifetime
to build. Once achieved,
it should be preserved.


It is a pleasure to report to you on the performance of the Nuveen Massachusetts Municipal Bond Funds. Both funds performed well over the past six months, rewarding investors with attractive tax-free income, consistent performance and capital preservation.

For the 12 months ended August 31, 1997, the uninsured Massachusetts fund provided Class A shareholders with a total return on net asset value of 7.04%. Class A shareholders in the insured Massachusetts fund received an annual total return of 6.77%. Both funds continued to provide consistent income, and each fund experienced a slight increase in its monthly dividend last February.

This performance was achieved in an environment of periodic interest rate volatility. Positive news on the inflation front helped soften the effects of a hike in short-term interest rates by the Federal Reserve Board in late March. After tightening short-term interest rates by 0.25%, the Federal Reserve demonstrated its confidence in the economy's path by maintaining the status quo at subsequent meetings.

So far in 1997, investors have focused their attention on fiscal issues such as the federal budget accord and tax cut measures, including a reduction in the capital gains tax. The economy continued to experience record expansion and the lowest unemployment rates in almost two decades, a combination that in the past has predictably been accompanied by an increase in inflation. Current conditions, however, give every indication that inflation is under control.

"Both funds performed well over the past six months, rewarding investors with attractive tax-free income, consistent performance and capital preservation."

Nuveen's financial products and services continue to evolve as we extend our commitment to helping prudent investors achieve their investment goals. In addition to our 35 municipal mutual funds, Nuveen now offers a variety of other products and services designed for the distinct needs of investors who rely on their investment portfolios as their principal source of income and financial security. We recently celebrated the successful first year of our high-performing Nuveen Growth and Income Stock Fund, as well as two new balanced stock and bond funds. We have also expanded our private asset management service by acquiring Rittenhouse Financial Services, a well-respected provider of growth investment management services.

Nuveen prides itself on helping more than 1.3 million investors achieve their financial goals by providing quality investment solutions that withstand the test of time. We thank you for your confidence in Nuveen and our family of investments, and we look forward to reporting to you again in six months.


Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

October 1, 1997

Answering Your Questions



Portfolio Manager Steve Peterson talks about the municipal bond market and offers insights into the factors that affected fund performance over the past year.


What key economic and market factors affected the funds' performance over the past year?

The combination of strong economic growth and low inflation has led to slightly falling bond yields over the past year. Periodic volatility in the bond market created a positive environment for the funds, providing a number of opportunities to purchase attractive bonds at discounts during brief declines in the market. The market also experienced a significant tightening of credit spreads during the year, meaning that the difference in the yields of high-quality and low-quality bonds was gradually reduced to the smallest levels we've seen in many years. This allowed us to purchase very high quality bonds for the portfolios without sacrificing much yield. The supply of new bond issuance remained low, increasing a modest seven percent nationwide.

Given these market conditions, how have the funds performed?

The funds turned in relatively solid total return performance for the period ended August 31, 1997, but fell below peer averages due to the funds' shorter duration. Duration is a measure of a bond fund's interest rate sensitivity; the shorter the duration, the less a fund's value fluctuates for a given change in interest rates. Shorter duration bonds experience subdued performance in declining interest rate environments and enhanced performance in rising rate environments.

"The funds continued to produce stable dividends and attractive tax-free yields."


During this volatile period in the bond market, the funds continued to produce stable dividends and attractive tax-free yields. In addition, they performed very well on a risk-adjusted basis, as is evidenced by both funds' four-star rating by Morningstar (for Class R shares), which rates mutual funds on a risk-adjusted basis.

What strategies did you use to add value?
As credit spreads tightened during the year, we focused on taking advantage of the opportunities to purchase bonds with higher credit quality at yields that were similar to bonds with lower credit ratings. We believe that as credit spreads widen again, these high-quality issues will appreciate in value relative to lower-grade bonds. In addition, our diligent research helped us find undervalued bonds in the housing and education sectors that proved to be excellent values for the funds.

We also took advantage of the volatile interest rate environment to buy and sell bonds with embedded calls. The call feature of a bond, which allows an issuer to retire a bond at par, or a slight premium, will change in value based on interest rate levels and changes in the market. As opportunities arose, we purchased bonds with calls we felt were mispriced and waited for the market to recognize their value - resulting in price appreciation for the funds.

What is your outlook for the municipal market?
As long as interest rates remain relatively stable, we foresee no major supply changes in the national municipal bond market. New issuance will likely expand somewhat as the economy continues to grow. However, if the volatility in the equity market continues at current levels, we expect demand for bonds to grow as shareholders move some of their assets from stocks into bonds. In addition, we expect a number of good opportunities to arise as credit spreads widen and a larger number of higher-yielding bonds come to market.

The Massachusetts municipal bond market should experience somewhat stronger supply growth as the economy continues to recover from the national and state recessions experienced in the early 1990s. Demand for municipal bonds should remain strong, given the relatively high state tax rates and increasing levels of per capita wealth in the state.

What strategies will you employ in the coming year?
We will continue to focus on maximizing after-tax total return, working to minimize the potentially adverse effect of realized capital gains on investors' tax liabilities and trying to offset capital gains with realized capital losses. We will also try to take advantage of any widening of credit spreads to increase the overall yield of the uninsured fund as more investment-grade quality bonds with higher yields become available.

Massachusetts
Performance Overview
As of August 31, 1997

Morningstar Rating/1/
       * * * *

Fund Highlights
--------------------------------------------------------------------------------
Share Class                    A               B               C               R
Inception Date              9/94            3/97           10/94           12/86
Net Asset Value (NAV)      $9.93           $9.95           $9.88           $9.90
CUSIP                  67065N845       67065N837       67065N829       67065N811
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets ($000)                                                  $81,896
Average Weighted Maturity (years)                                          20.09
Average Weighted Duration (years)                                           4.87
--------------------------------------------------------------------------------

Annualized Total Return/2/
--------------------------------------------------------------------------------
Share Class                  A(NAV)     A(Offer)          B         C          R
1-Year                        7.04%        2.54%      6.50%     6.41%      7.28%
5-Year                        6.37%        5.46%      5.61%     5.57%      6.57%
10-Year                       7.58%        7.12%      6.96%     6.78%      7.82%
--------------------------------------------------------------------------------

Tax-Free Yields
--------------------------------------------------------------------------------
Share Class                  A(NAV)     A(Offer)          B         C          R
Dist Rate                    5.26%         5.03%      4.52%     4.74%      5.45%
SEC 30-Day Yld               4.19%         4.01%      3.43%     3.63%      4.39%
Taxable Equiv Yld/3/         6.93%         6.63%      5.67%     6.00%      7.26%
--------------------------------------------------------------------------------

1 Overall rating for Class R Shares based on risk-adjusted performance for the period ending August 31, 1997, by Morningstar Inc., an independent mutual fund rating service. The fund was compared with 1,354 municipal bond funds for the three-year period, 654 funds for the five-year period and 316 funds for the 10-year period. The top 10% of funds in the category receive five stars, and the next 22.5% of funds receive four stars.

2 Class R Share returns are actual. Class A, B and C Share returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C Shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a combined federal and state income tax rate of 39.5%.
  Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                                        Nuveen Massachusetts Municipal Bond Fund
                                               August 31, 1997 Semiannual Report


Credit Quality
[PIE CHART APPEARS HERE]
AAA    47%
AA     16%
A      23%
BBB/NR 14%

Diversification
[PIE CHART APPEARS HERE]
Escrowed Bonds     27%
Housing            23%
Health Care        21%
General Obligation 17%
Education           9%
Other               3%

Dividend History (A Shares)
[BAR CHART APPEARS HERE]

Open End Dividends

 9/30/1996  0.042
10/31/1996  0.042
11/30/1996  0.042
12/31/1996  0.042
 1/31/1997  0.042
 2/28/1997  0.0425
 3/31/1997  0.0425
 4/30/1997  0.0435
 5/31/1997  0.0435
 6/30/1997  0.0435
 7/31/1997  0.0435
 8/31/1997  0.0435

Massachusetts Insured
Performance Overview

As of August 31, 1997

Morningstar Rating/1/
    *  *  *  *

Fund Highlights
----------------------------------------------------------------
Share Class                      A         B         C         R
Inception Date                9/94      3/97      9/94     12/86
 ................................................................
Net Asset Value (NAV)       $10.41    $10.42    $10.38    $10.41
 ................................................................
CUSIP                    67065N795 67065N787 67065N779 67065N761
----------------------------------------------------------------

----------------------------------------------------------------
Total Net Assets ($000)                                  $65,159
 ................................................................
Average Weighted Maturity (years)                          18.92
 ................................................................
Average Weighted Duration (years)                           5.15
----------------------------------------------------------------

Annualized Total Return/2/
----------------------------------------------------------------
Share Class        A(NAV)    A(Offer)        B        C        R
1-Year              6.77%       2.29%    6.09%    6.10%    6.98%
 ................................................................
5-Year              6.02%       5.12%    5.30%    5.25%    6.28%
 ................................................................
10-Year             7.45%       6.99%    6.86%    6.66%    7.72%
----------------------------------------------------------------

Tax-Free Yields
----------------------------------------------------------------
Share Class          A(NAV)  A(Offer)        B        C        R
Dist Rate             5.01%     4.80%    4.26%    4.45%    5.19%
 ................................................................
SEC 30-Day Yld        3.85%     3.68%    3.09%    3.30%    4.05%
 ................................................................
Taxable Equiv Yld/3/  6.36%     6.08%    5.11%    5.45%    6.69%
----------------------------------------------------------------

1 Overall rating for Class R Shares based on risk-adjusted performance for the period ending August 31, 1997, by Morningstar Inc., an independent mutual fund rating service. The fund was compared with 1,354 municipal bond funds for the three-year period, 654 funds for the five-year period and 316 funds for the 10-year period. The top 10% of funds in the category receive five stars, and the next 22.5% of funds receive four stars.

2 Class R Share returns are actual. Class A, B and C Share returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C Shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a combined federal and state income tax rate of 39.5%.
  Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                                Nuveen Massachusetts Insured Municipal Bond Fund
                                               August 31, 1997 Semiannual Report


Credit Quality

[PIE CHART APPEARS HERE]

A     3%
AA    1%
AAA   96%


Diversification

[PIE CHART APPEARS HERE]

Escrowed Bonds      26%
Health Care         19%
Education           18%
Housing              7%
Other                3%
General Obligation  27%


Dividend History (A Shares)

[BAR CHART APPEARS HERE]


Open End Dividends

                 9/30/1996           0.043
                10/31/1996           0.043
                11/30/1996           0.043
                12/31/1996           0.043
                 1/31/1997           0.043
                 2/28/1997           0.0435
                 3/31/1997           0.0435
                 4/30/1997           0.0435
                 5/31/1997           0.0435
                 6/30/1997           0.0435
                 7/31/1997           0.0435
                 8/31/1997           0.0435

Financial Section


    Contents

12  Portfolio of Investments

25  Statement of Net Assets

26  Statement of Operations

27  Statement of Changes in Net Assets

29  Notes to Financial Statements

37  Financial Highlights


                         Portfolio of Investments (Unaudited)
                         Massachusetts
            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
----------------------------------------------------------------------------------------------------------------------
                         Educational Facilities--9.0%
       $    1,270,000    Massachusetts Educational Loan Authority,              6/00 at 100         AAA  $ 1,317,943
                           Education Loan Revenue Bonds, Issue C,
                           Series 1985A, 7.875%, 6/01/03

            1,000,000    Massachusetts Health and Educational Facilities        7/01 at 102         Aaa    1,088,340
                           Authority, Revenue Bonds, Boston College Issue,
                           Series J, 6.625%, 7/01/21

            1,000,000    Massachusetts Health and Educational Facilities        7/02 at 102         AAA    1,058,320
                           Authority, Revenue Bonds, Suffolk University Issue,
                           Series B, 6.350%, 7/01/22

              500,000    Massachusetts Industrial Finance Agency, Revenue       7/03 at 102         Aa2      474,385
                           Bonds (Whitehead Institute for Biomedical
                           Research--1993 Issue), 5.125%, 7/01/26

            2,290,000    Massachusetts Industrial Finance Agency, Revenue and   7/05 at 102         AAA    2,450,918
                           Refunding Bonds, 1995 Series A (Lesley College
                           Project), 6.300%, 7/01/25

            1,000,000    Massachusetts Industrial Finance Agency, Revenue Bonds 3/06 at 102         Aaa      998,720
                           (College of the Holy Cross--1996 Issue), 5.500%,
                           3/01/20
----------------------------------------------------------------------------------------------------------------------
                         Escrowed Bonds--26.2%

            1,000,000    Massachusetts Bay Transportation Authority, General    3/01 at 102         Aaa    1,104,500
                           Transportation System Bonds, 1991 Series A, 7.000%,
                           3/01/11 (Pre-refunded to 3/01/01)

            1,300,000    Massachusetts Health and Educational Facilities        7/00 at 102         AAA    1,452,230
                           Authority, Revenue Bonds, Emerson Hospital Issue,
                           Series C, 8.000%, 7/01/18 (Pre-refunded to 7/01/00)

              250,000    Massachusetts Health and Educational Facilities        7/98 at 102         Aaa      263,140
                           Authority, Revenue Bonds, Mount Auburn Hospital
                           Issue, Series A, 7.875%, 7/01/18 (Pre-refunded to
                           7/01/98)

            1,180,000    Massachusetts Health and Educational Facilities    7/00 at 101 1/2         N/R    1,314,024
                           Authority, Revenue Bonds, Suffolk University
                           Issue, Series A, 8.125%, 7/01/20 (Pre-refunded
                           to 7/01/00)

              500,000    Massachusetts Health and Educational Facilities        7/98 at 102         Aaa      526,790
                           Authority, Revenue Bonds, Newton-Wellesley Hospital
                           Issue, Series C, 8.000%, 7/01/18 (Pre-refunded to
                           7/01/98)

              750,000    Massachusetts Health and Educational Facilities        7/99 at 102          A+      808,658
                           Authority, Revenue Bonds, Baystate Medical Center
                           Issue, Series C, 7.500%, 7/01/20 (Pre-refunded
                           to 7/01/99)

              500,000    Massachusetts Health and Educational Facilities        9/02 at 102          A2      555,270
                           Authority, Revenue Refunding Bonds, Worcester
                           Polytechnic Institute Issue, Series E, 6.625%,
                           9/01/17 (Pre-refunded to 9/01/02)

Nuveen Municipal Bond Funds
August 31, 1997 Semiannual Report

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Escrowed Bonds -- continued

        $   1,000,000    Massachusetts Health and Educational Facilities       11/02 at 102         Aaa   $1,109,490
                           Authority, Revenue Bonds, MetroWest Health, Inc.
                           Issue, Series C, 6.500%, 11/15/18 (Pre-refunded
                           to 11/15/02)

              250,000    Massachusetts Industrial Finance Agency, Revenue       1/02 at 102          A1      273,178
                           Bonds, College of the Holy Cross--1992 Issue,
                           6.450%, 1/01/12 (Pre-refunded to 1/01/02)

              500,000    Massachusetts Industrial Finance Agency, Revenue      10/99 at 103         Aaa      550,695
                           Bonds (Springfield College Project--1989 Issue),
                           7.800%, 10/01/09 (Pre-refunded to 10/01/99)

            1,235,000    Massachusetts Industrial Finance Agency, Revenue       7/02 at 102        BBB-    1,391,783
                           Bonds, Merrimack College Issue, Series 1992,
                           7.125%, 7/01/12 (Pre-refunded to 7/01/02)

              635,000    Massachusetts Port Authority, Revenue Bonds,          No Opt. Call         Aaa    1,071,543
                           Series 1982, 13.000%, 7/01/13

              165,000    Massachusetts General Obligation Bonds,                3/00 at 102         Aaa      179,862
                           Consolidated Loan of 1990 Series A, 7.250%,
                           3/01/09 (Pre-refunded to 3/01/00)

              250,000    The Massachusetts Bay Transportation Authority,       12/06 at 100          A-      306,935
                           Certificates of Participation, Series 1988,
                           7.800%, 1/15/14 (Pre-refunded to 12/22/06)

              250,000    City of Boston, Massachusetts, General Obligation      2/99 at 102          A+      267,383
                           Bonds, 1989 Series A, 7.700%, 2/01/09 (Pre-
                           refunded to 2/01/99)

            1,000,000    City of Boston, Massachusetts, General Obligation      7/01 at 102         Aaa    1,101,080
                           Bonds, 1991 Series A, 6.750%, 7/01/11 (Pre-
                           refunded to 7/01/01)

            1,500,000    City of Boston, Massachusetts, Revenue Bonds,          8/00 at 102         Aaa    1,659,495
                         Boston City Hospital (FHA Insured Mortgage),
                         Series A, 7.625%, 2/15/21 (Pre-refunded to 8/15/00)

              500,000    Boston Water and Sewer Commission, General Revenue    11/01 at 102         Aaa      558,475
                           Bonds, 1991 Series A (Senior Series), 7.000%,
                           11/01/18 (Pre-refunded to 11/01/01)

              250,000    City of Holyoke, Massachusetts, General Obligation     6/02 at 103         Aaa      295,590
                           Bonds, 8.150%, 6/15/06 (Pre-refunded to 6/15/02)

              445,000    City of Lowell, Massachusetts, General Obligation      1/01 at 102         Aaa      509,605
                           Qualified Bonds, 8.400%, 1/15/09 (Pre-refunded
                           to 1/15/01)

Portfolio of Investments (Unaudited)
Massachusetts -- continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Escrowed Bonds -- continued
       $    1,000,000    City of Lynn, Massachusetts, General Obligation        1/02 at 104         Aaa   $1,167,030
                           Bonds, 7.850%, 1/15/11 (Pre-refunded to 1/15/02)

              500,000    Town of Monson, Massachusetts, General Obligation     10/00 at 102         Aaa      559,145
                           School Project Loan Act of 1948 Bonds,
                           7.700%, 10/15/10 (Pre-refunded to 10/15/00)

              500,000    Town of Palmer, Massachusetts, General Obligation,    10/00 at 102         Aaa      558,585
                           School Project Loan Act of 1948, 1990 Series B,
                           7.700%, 10/01/10 (Pre-refunded to 10/01/00)

            2,250,000    Puerto Rico Electric Power Authority, Power Revenue    7/01 at 102         Aaa    2,509,830
                           Bonds, Series P, 7.000%, 7/01/21
                           (Pre-refunded to 7/01/01)

              250,000    Town of Sandwich, Massachusetts, Unlimited Tax,     11/98 at 102 1/2       Aaa      265,043
                           General Obligation Bonds, 7.100%, 11/01/07
                           (Pre-refunded to 11/01/98)

            1,000,000    City of Springfield, Massachusetts, General            9/02 at 102         Baa    1,131,620
                           Obligation School Project Loan Act of 1948 Bonds,
                           Series B, 7.100%, 9/01/11 (Pre-refunded to 9/01/02)
--------------------------------------------------------------------------------------------------------------------
                         General Obligation Bonds -- 16.6%

              955,000    Massachusetts Industrial Finance Agency, Library       1/05 at 102         Aaa    1,105,250
                           Revenue Bonds (Malden Public Library Project),
                           Series 1994, 7.250%, 1/01/15

                         City of Attleboro, Massachusetts, General Obligation Bonds:
              450,000      6.250%, 1/15/10                                      1/03 at 102           A      474,107
              450,000      6.250%, 1/15/11                                      1/03 at 102           A      471,875

                         Town of Barnstable, Massachusetts, General Obligation Bonds:
              880,000      5.750%, 9/15/13                                      9/04 at 102         Aa3      910,694
              490,000      5.750%, 9/15/14                                      9/04 at 102         Aa3      505,665

                         Town of Deerfield, Massachusetts, General Obligation
                         Bonds of 1992, School Project Loan Act of 1948, Bank-
                         Qualified Unlimited Tax:
              420,000      6.200%, 6/15/09                                      6/02 at 102          A1      450,635
              415,000      6.250%, 6/15/10                                      6/02 at 102          A1      444,855

              485,000    City of Haverhill, Massachusetts, General Obligation, 10/01 at 102         Baa      538,937
                           Municipal Purpose Loan of 1991 Bonds,
                           7.500%, 10/15/11

              485,000    City of Holyoke, Massachusetts, General Obligation    No Opt. Call         Baa      516,399
                           Bonds, 1991 Series A, 8.000%, 6/01/01

                                                                                         Nuveen Municipal Bond Funds
                                                                                   August 31, 1997 Semiannual Report

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         General Obligation Bonds -- continued
        $     500,000    City of Holyoke, Massachusetts, General Obligation     8/01 at 102         Baa $    559,245
                           School Project Loan Act of 1948, 7.650%, 8/01/09

              750,000    City of Holyoke, Massachusetts, General Obligation    11/02 at 102         Baa      825,203
                           Refunding Bonds, 7.000%, 11/01/08

              545,000    City of Lowell, Massachusetts, General Obligation     No Opt. Call        Baa1      654,338
                           Qualified Bonds, 8.300%, 2/15/05

              500,000    Town of Palmer, Massachusetts, General Obligation     10/03 at 102         Aaa      514,095
                           Refunding Bonds, 5.500%, 10/01/10

            1,130,000    City of Peabody, Massachusetts, General Obligation     8/00 at 100         Aaa    1,254,153
                           Electric Bonds, 6.950%, 8/01/09

              425,000    South Essex Sewerage District, Massachusetts,         No Opt. Call        Baa1      484,062
                           General Obligation Bonds, 9.000%, 12/01/00

                         City of Taunton, Massachusetts, General Obligation
                         (Electric Loan Act of 1969) Bonds:
            1,465,000      8.000%, 2/01/02                                     No Opt. Call           A    1,658,116
            1,005,000      8.000%, 2/01/03                                     No Opt. Call           A    1,155,589

            1,000,000    City of Worcester, Massachusetts, General Obligation   8/02 at 102        BBB+    1,062,630
                           Bonds, 6.000%, 8/01/04
--------------------------------------------------------------------------------------------------------------------
                         Health Care Facilities -- 29.6%

            3,000,000    Massachusetts Health and Educational Facilities       No Opt. Call         AAA    2,799,420
                           Authority, Malden Hospital (FHA Insured), Series
                           A Revenue Bonds, 5.000%, 8/01/16

            3,285,000    Massachusetts Health and Educational Facilities        2/07 at 102         Aa2    3,396,296
                           Authority, Revenue Refunding Bonds, Youville
                           Hospital Issue (FHA Insured Project), Series A,
                           6.250%, 2/15/41

              500,000    Massachusetts Health and Educational Facilities    7/99 at 102 1/2         N/R      539,660
                           Authority, Revenue Bonds, Series 1989 (Cardinal
                           Cushing General Hospital), 8.875%, 7/01/18

              495,000    Massachusetts Health and Educational Facilities        7/99 at 100           A      506,207
                           Authority, Revenue Bonds, Brockton Hospital Issue,
                           Series B, 8.000%, 7/01/07

              250,000    Massachusetts Health and Educational Facilities        7/00 at 102         Aaa      272,515
                           Authority, Revenue Bonds, University Hospital Issue,
                           Series C, 7.250%, 7/01/10

            3,270,000    Massachusetts Health and Educational Facilities        7/01 at 102           A    3,574,306
                           Authority, Revenue Bonds, Charlton Memorial Hospital
                           Issue, Series B, 7.250%, 7/01/13

Portfolio of Investments
Massachusetts -- continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Health Care Facilities -- continued

        $     750,000    Massachusetts Health and Educational Facilities        7/02 at 102         Aaa $    823,763
                           Authority, Revenue Bonds, New England Medical Center
                           Hospitals Issue, Series F, 6.625%, 7/01/25

            2,750,000    Massachusetts Health and Educational Facilities        4/02 at 102           A    2,980,368
                           Authority, Revenue Bonds, New England Deaconess
                           Hospital Issue, Series D, 6.875%, 4/01/22

              885,000    Massachusetts Health and Educational Facilities        7/03 at 102         Aaa      904,320
                            Authority, Revenue Bonds, Cable Housing and Health
                            Services Issue, Series A, 5.625%, 7/01/13

            1,000,000    Massachusetts Health and Educational Facilities        7/03 at 102         Aaa    1,008,420
                           Authority, Revenue Bonds, Lahey Clinic Medical
                           Center Issue, Series B, 5.625%, 7/01/15

              500,000    Massachusetts Health and Educational Facilities        7/04 at 102         Aaa      482,415
                           Authority, Revenue Bonds, New England Medical Center
                           Hospitals, Series 1993-G1, 5.375%, 7/01/24

              700,000    Massachusetts Health and Educational Facilities        7/04 at 102          Aa      737,037
                           Authority, Revenue Bonds (Daughters of Charity
                           National Health System--The Carney Hospital),
                           Series D, 6.100%, 7/01/14

                         Massachusetts Health and Educational Facilities
                         Authority, Revenue Refunding Bonds, Youville
                         Hospital Issue (FHA Insured Project), Series B:
            2,500,000      6.000%, 2/15/25                                      2/04 at 102          Aa    2,566,750
            2,000,000      6.000%, 2/15/34                                      2/04 at 102          Aa    2,049,480

            1,125,000    Massachusetts Industrial Financial Agency, Revenue     2/06 at 102         AAA    1,156,534
                           Bonds, Heights Crossing Limited Partnership Issue
                           (FHA Insured Project), Series 1995, 6.000%, 2/01/15
                           (Alternative Minimum Tax)

              435,000    Massachusetts Industrial Finance Agency, Revenue       6/99 at 102          A-      463,118
                           Bonds (Sturdy Memorial Hospital), Series 1989,
                           7.900%, 6/01/09
--------------------------------------------------------------------------------------------------------------------
                         Housing Facilities -- 13.6%

            3,700,000    Massachusetts Housing Finance Agency, Housing Project  4/03 at 102          A1    3,868,091
                           Revenue Bonds, 6.375%, 4/01/21

            1,000,000    Massachusetts Housing Finance Agency, Residential     11/02 at 102         Aaa    1,039,230
                           Development Bonds, 6.250%, 11/15/14

            1,000,000    Massachusetts Housing Finance Agency, Residential      5/02 at 102         Aaa    1,070,900
                           Development Bonds, 1992 Series D, 6.875%, 11/15/21
--------------------------------------------------------------------------------------------------------------------

                                                     Nuveen Municipal Bond Funds
                                               August 31, 1997 Semiannual Report


            Principal                                                                Optional Call                         Market
               Amount    Description                                                   Provisions*    Ratings**             Value
----------------------------------------------------------------------------------------------------------------------------------
                         Housing Facilities -- continued

            $ 500,000    Massachusetts Housing Finance Agency, Single Family           6/01 at 102          Aa         $  529,820
                           Housing Revenue Bonds, Series 18, 7.350%, 12/01/16

            1,250,000    Massachusetts Housing Finance Agency, Single Family           6/98 at 102          Aa          1,291,863
                           Housing Revenue Bonds, Series 8, 7.700%, 6/01/17

              970,000    Boston -- Mount Pleasant Housing Development                  8/02 at 102         AAA          1,017,363
                           Corporation, Multifamily Housing Refunding Revenue
                           Bonds, Series 1992 A, 6.750%, 8/01/23

            1,000,000    Dartmouth Housing Development Corporation, Multifamily        1/98 at 103         AAA          1,033,250
                           Housing Refunding Revenue Bonds, Series 1989
                           (Crossroads Apartments), FNMA Collateral,
                           7.375%, 7/01/24

            1,250,000    Somerville Housing Authority, Mortgage Revenue Bonds,         5/00 at 102         Aaa          1,322,800
                           Series 1990 (GNMA Collateralized -- Clarendon Hill
                           Towers Project), 7.950%, 11/20/30
---------------------------------------------------------------------------------------------------------------------------------
                         Other Revenue -- 1.4%

            1,000,000    Massachusetts Industrial Finance Agency, Resource             7/01 at 103         N/R          1,127,240
                           Recovery Revenue Bonds (SEMASS Project),
                           Series 1991A, 9.000%, 7/01/15
---------------------------------------------------------------------------------------------------------------------------------
                         Pollution Control Facilities -- 1.8%

            1,440,000    Massachusetts Industrial Finance Agency, Pollution            8/03 at 102        Baa2          1,448,251
                           Control Revenue Bonds, 1993 Series (Eastern Edison
                           Company Project), 5.875%, 8/01/08
---------------------------------------------------------------------------------------------------------------------------------
                         Transportation -- 0.6%

              500,000      Massachusetts Port Authority, Revenue Refunding Bonds,        7/98 at 100        Aa            503,730
                           Series 1978, 7.125%, 7/01/12
---------------------------------------------------------------------------------------------------------------------------------
          $75,425,000    Total Investments -- (cost $75,523,245) -- 98.8%                                              80,978,600
=====================------------------------------------------------------------------------------------------------------------
                         Other Assets Less Liabilities -- 1.2%                                                            917,869
                         --------------------------------------------------------------------------------------------------------
                         Net Assets -- 100%                                                                          $ 81,896,469
                         ========================================================================================================

                         * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                         ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                         N/R -- Investment is not rated.

See accompanying notes to financial statements.

                         Portfolio of Investments (Unaudited)
                         Massachusetts Insured

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Educational Facilities -- 18.0%

    $        250,000     Massachusetts Health and Educational Facilities       10/98 at 102         Aaa   $  263,830
                           Authority, Revenue Bonds, Northeastern University
                           Issue, Series B, 7.600%, 10/01/10

           1,000,000     Massachusetts Health and Educational Facilities        7/01 at 102         Aaa    1,088,340
                           Authority, Revenue Bonds, Boston College Issue,
                           Series J, 6.625%, 7/01/21

           1,450,000     Massachusetts Health and Educational Facilities       10/02 at 102         Aaa    1,503,824
                           Authority, Revenue Bonds, Boston University Issue,
                           Series M, 6.000%, 10/01/22

           1,600,000     Massachusetts Health and Educational Facilities       10/02 at 102         Aaa    1,758,528
                           Authority, Revenue Bonds, Northeastern University
                           Issue, Series E, 6.550%, 10/01/22

           1,850,000     Massachusetts Health and Educational Facilities        7/02 at 102         AAA    1,957,892
                           Authority, Revenue Bonds, Suffolk University Issue,
                           Series B, 6.350%, 7/01/22

           2,000,000     Massachusetts Health and Educational Facilities        7/02 at 102         Aaa    2,106,340
                           Authority, Revenue Bonds, Bentley College Issue,
                           Series I, 6.125%, 7/01/17

             500,000     Massachusetts Industrial Finance Agency, Revenue      10/99 at 102         Aaa      533,635
                           Bonds, Brandeis University Issue, 1989 Series C,
                           6.800%, 10/01/19

           1,000,000     Massachusetts Industrial Finance Agency, Revenue       7/01 at 102         Aaa    1,075,550
                           Refunding Bonds, Mount Holyoke College Issue,
                           Series 1992A, 6.300%, 7/01/13

             420,000     Massachusetts Industrial Finance Agency, Revenue      10/05 at 102         Aaa      443,621
                           Bonds, Babson College Issue, Series 1995A, 5.800%,
                           10/01/10

           1,000,000     Massachusetts Industrial Finance Agency, Revenue       3/06 at 102         Aaa      998,720
                           Bonds (College of the Holy Cross--1996 Issue),
                           5.500%, 3/01/20
--------------------------------------------------------------------------------------------------------------------
                         Escrowed Bonds -- 25.4%

             250,000     Massachusetts Bay Transportation Authority, General    3/99 at 102         Aaa      265,955
                           Transportation System, 1989 Series A,
                           7.100%, 3/01/13 (Pre-refunded to 3/01/99)

             250,000     Massachusetts Bay Transportation Authority,            8/00 at 102         Aaa      277,720
                           Certificates of Participation, 1990 Series A,
                           7.650%, 8/01/15 (Pre-refunded to 8/01/00)

18

                                                                                                      Nuveen Municipal Bond Funds
                                                                                                August 31, 1997 Semiannual Report


        Principal                                                                     Optional Call                        Market
           Amount   Description                                                         Provisions*  Ratings**              Value
---------------------------------------------------------------------------------------------------------------------------------
                    Escrowed Bonds -- continued

  $       300,000   Massachusetts Health and Educational Facilities Authority,          7/98 at 102        Aaa     $      315,768
                      Revenue Bonds, Mount Auburn Hospital Issue, Series A,
                      7.875%, 7/01/18 (Pre-refunded to 7/01/98)

          750,000   Massachusetts Health and Educational Facilities Authority,          7/98 at 102        Aaa            787,733
                      Revenue Bonds, Lahey Clinic Medical Center Issue,
                      Series A, 7.600%, 7/01/08 (Pre-refunded to 7/01/98)

          800,000   Massachusetts Health and Educational Facilities Authority,         10/98 at 102        Aaa            846,720
                      Revenue Bonds, Berkshire Health Systems Issue,
                      Series A, 7.600%, 10/01/14 (Pre-refunded to 10/01/98)

          250,000   Massachusetts Health and Educational Facilities Authority,          7/98 at 102        Aaa            263,395
                      Revenue Bonds, Newton-Wellesley Hospital Issue,
                      Series C, 8.000%, 7/01/18 (Pre-refunded to 7/01/98)

          500,000   Massachusetts Health and Educational Facilities Authority,          7/99 at 102         A+            539,105
                      Revenue Bonds, Baystate Medical Center Issue,
                      Series C, 7.500%, 7/01/20 (Pre-refunded to 7/01/99)

          250,000   Massachusetts Health and Educational Facilities Authority,          7/00 at 102        Aaa            275,965
                      Revenue Bonds, South Shore Hospital Issue, Series C,
                      7.500%, 7/01/20 (Pre-refunded to 7/01/00)

          500,000   Massachusetts Health and Educational Facilities Authority,          7/00 at 102        Aaa            554,865
                      Revenue Bonds, Stonehill College Issue, Series D,
                      7.700%, 7/01/20 (Pre-refunded to 7/01/00)

          500,000   Massachusetts Health and Educational Facilities Authority,         10/01 at 102        Aaa            555,285
                      Revenue Bonds, Berklee College of Music Issue,
                      Series C, 6.875%, 10/01/21 (Pre-refunded to 10/01/01)

          250,000   Massachusetts Health and Educational Facilities Authority,          7/99 at 102        Aaa            268,815
                      Revenue Bonds, Beverly Hospital Issue, Series D,
                      7.300%, 7/01/19 (Pre-refunded to 7/01/99)

          250,000   Massachusetts Industrial Finance Agency, Revenue Bonds,             9/99 at 102        Aaa            269,900
                      Milton Academy Issue, Series A, 7.250%, 9/01/19
                      (Pre-refunded to 9/01/99)

          375,000   Massachusetts Industrial Finance Agency, Revenue Bonds,            11/99 at 102        Aaa            406,575
                      Museum of Science Issue, Series 1989,
                      7.300%, 11/01/09 (Pre-refunded to 11/01/99)

        1,000,000   Massachusetts Port Authority, Revenue Bonds,                       No Opt. Call        Aaa          1,687,470
                      Series 1982, 13.000%, 7/01/13

          250,000   Massachusetts General Obligation Bonds,                             3/00 at 102        Aaa            272,518
                      Consolidated Loan of 1990 Series A, 7.250%, 3/01/09
                      (Pre-refunded to 3/01/00)

Portfolio of Investments (Unaudited)
Massachusetts Insured -- continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Escrowed Bonds -- continued

                         The Commonwealth of Massachusetts, General Obligation
                         Bonds, Consolidated Loan of 1992, Series A:
        $      25,000      6.500%, 6/01/08 (Pre-refunded to 6/01/02)            6/02 at 101         Aaa $     27,381
            1,200,000      6.000%, 6/01/13 (Pre-refunded to 6/01/02)            6/02 at 100         Aaa    1,279,104

            1,000,000    City of Boston, Massachusetts, General Obligation      7/01 at 102         Aaa    1,101,080
                           Bonds, 1991 Series A, 6.750%, 7/01/11
                           (Pre-refunded to 7/01/01)

              500,000    City of Boston, Massachusetts, Revenue Bonds, Boston   8/00 at 102         Aaa      553,165
                           City Hospital (FHA Insured Mortgage), Series A,
                           7.625%, 2/15/21 (Pre-refunded to 8/15/00)

              500,000    City of Fall River, Massachusetts, General Obligation  6/01 at 102         Aaa      557,440
                           Bonds, 7.200%, 6/01/10 (Pre-refunded to 6/01/01)

              250,000    City of Holyoke, Massachusetts, General Obligation     6/02 at 103         Aaa      295,590
                           Bonds, 8.150%, 6/15/06 (Pre-refunded to 6/15/02)

              450,000    City of Leominster, Massachusetts, General Obligation  4/00 at 102         Aaa      494,208
                           Bonds, 7.500%, 4/01/09 (Pre-refunded to 4/01/00)

              250,000    Lynn, Massachusetts, Water and Sewer Commission,      12/00 at 102         Aaa      277,118
                           General Revenue Bonds, 1990 Series A,
                           7.250%, 12/01/10 (Pre-refunded to 12/01/00)

              500,000    Town of Monson, Massachusetts, General Obligation     10/00 at 102         Aaa      559,145
                           School Project Loan Act of 1948 Bonds,
                           7.700%, 10/15/10 (Pre-refunded to 10/15/00)

                         North Middlesex Regional School District,
                           School Bonds of 1990:
              270,000      7.200%, 6/15/08 (Pre-refunded to 6/15/00)            6/00 at 103         Aaa      298,299
              245,000      7.200%, 6/15/09 (Pre-refunded to 6/15/00)            6/00 at 103         Aaa      270,678

              270,000    Town of Palmer, Massachusetts, General Obligation      3/00 at 102         Aaa      294,635
                           School Bonds of 1990, Series A, School Project Loan
                           of 1948, 7.300%, 3/01/10 (Pre-refunded to 3/01/00)

              250,000    Town of Palmer, Massachusetts, General Obligation,    10/00 at 102         Aaa      279,293
                           School Project Loan Act of 1948, 1990 Series B,
                           7.700%, 10/01/10 (Pre-refunded to 10/01/00)

              250,000    Town of Sandwich, Massachusetts, Unlimited Tax,   11/98 at 102 1/2         Aaa      265,043
                           General Obligation Bonds, 7.100%, 11/01/07
                           (Pre-refunded to 11/01/98)

              515,000    Southern Berkshire Regional School District,           4/02 at 102         Aaa      588,521
                           General Obligation School Bonds, Unlimited Tax,
                           7.500%, 4/15/07 (Pre-refunded to 4/15/02)

                                                                                         Nuveen Municipal Bond Funds
                                                                                   August 31, 1997 Semiannual Report

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Escrowed Bonds -- continued
      $     1,145,000    Southern Berkshire Regional School District,           4/02 at 102         Aaa $  1,284,930
                           Massachusetts, General Obligation School Bonds,
                           7.000%, 4/15/11 (Pre-refunded to 4/15/02)

              250,000    City of Springfield, Massachusetts, Municipal         11/98 at 103         Aaa      265,955
                           Purpose Loan of 1988 (General Obligation Bonds),
                           7.000%, 11/01/07 (Pre-refunded to 11/01/98)

              250,000    City of Westfield, Massachusetts, General Obligation  12/00 at 102         Aaa      276,225
                           Bonds, 7.100%, 12/15/08 (Pre-refunded to 12/15/00)
--------------------------------------------------------------------------------------------------------------------
                         General Obligation Bonds -- 26.4%

              250,000    Massachusetts Bay Transportation Authority, General    3/00 at 102         Aaa      271,460
                           Transportation System Revenue, 1990 Series A,
                           7.250%, 3/01/03
            1,545,000    Massachusetts Industrial Finance Agency, Library       1/05 at 102         Aaa    1,788,075
                           Revenue Bonds (Malden Public Library Project),
                           Series 1994, 7.250%, 1/01/15

              250,000    Town of Groveland, Massachusetts, General Obligation   6/01 at 102         Aaa      274,273
                           Bonds, 6.900%, 6/15/07

            1,000,000    City of Haverhill, Massachusetts, General Obligation,  9/01 at 102         Aaa    1,092,690
                           Hospital Refunding Bonds, Series A, 6.700%, 9/01/10

            2,625,000    City of Lowell, Massachusetts, General Obligation     11/03 at 102         Aaa    2,675,768
                           State Qualified Bonds, 5.600%, 11/01/12

            1,025,000    City of Lynn, Massachusetts, General Obligation       No Opt. Call         Aaa    1,116,922
                           Bonds, 6.750%, 1/15/02

            1,000,000    Town of Mansfield, Massachusetts, General Obligation   1/02 at 102         Aaa    1,095,390
                           Bonds, 6.700%, 1/15/11

              250,000    Town of Methuen, Massachusetts, General Obligation     5/00 at 102         Aaa      273,255
                           Bonds, 7.400%, 5/15/04

            1,500,000    Town of Monson, Massachusetts, General Obligation,    No Opt. Call         Aaa    1,580,340
                           Bank-Qualified Unlimited Tax, School Refunding
                           Bonds, 5.500%, 10/15/10

              300,000    Town of North Andover, Massachusetts,                  9/00 at 103         Aaa      333,075
                           General Obligation Bonds, 7.400%, 9/15/10

              190,000    Town of Northfield, Massachusetts, General            10/01 at 102         Aaa      205,434
                           Obligation Bonds, Municipal Purpose Loan of 1992,
                           Bank-Qualified, 6.350%, 10/15/09

            1,000,000    Town of Palmer, Massachusetts, General Obligation     10/03 at 102         Aaa    1,028,190
                           Refunding Bonds, 5.500%, 10/01/10

Portfolio of Investments (Unaudited)
Massachusetts Insured -- continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         General Obligation Bonds -- continued

      $     1,000,000    Commonwealth of Puerto Rico, Public Improvement    7/05 at 101 1/2         Aaa $  1,030,210
                           Bonds of 1995 (General Obligation Bonds),
                           5.750%, 7/01/24

              440,000    Quaboag Regional School District, General Obligation   6/02 at 102         Aaa      475,583
                           School Bonds of 1991, Bank-Qualified,
                           6.250%, 6/15/08

                         City of Salem, Massachusetts, General Obligation Bonds:
              500,000      6.800%, 8/15/09                                      8/01 at 102         Aaa      548,330
              900,000      6.000%, 7/15/10                                      7/02 at 102         Aaa      950,166

              220,000    Taunton, Massachusetts, General Obligation Bonds,      9/01 at 103         Aaa      243,280
                           6.800%, 9/01/09

              455,000    Town of Wareham, Massachusetts, General Obligation     1/01 at 103         Aaa      501,638
                           School Bonds, 7.050%, 1/15/07

              215,000    Town of Whately, Massachusetts, General Obligation     1/02 at 102         Aaa      232,206
                           Bonds, 6.350%, 1/15/09

            1,210,000    Town of Winchendon, Massachusetts, Unlimited Tax,      3/03 at 102         Aaa    1,286,968
                           General Obligation Bonds, 6.050%, 3/15/10

              160,000    City of Worcester, Massachusetts, General              5/02 at 102         Aaa      179,118
                           Obligation Bonds, 6.900%, 5/15/07
--------------------------------------------------------------------------------------------------------------------
                         Health Care Facilities -- 18.4%

              500,000    Massachusetts Health and Educational Facilities        7/00 at 102         Aaa      545,030
                           Authority, Revenue Bonds, University Hospital
                           Issue, Series C, 7.250%, 7/01/19

            1,000,000    Massachusetts Health and Educational Facilities        7/01 at 102          A1    1,080,910
                           Authority, Revenue Bonds, Brigham and Women's
                           Hospital Issue, Series D, 6.750%, 7/01/24

            1,500,000    Massachusetts Health and Educational Facilities        7/02 at 102         Aaa    1,647,525
                           Authority, Revenue Bonds, New England Medical
                           Center Hospitals Issue, Series F, 6.625%, 7/01/25

            1,000,000    Massachusetts Health and Educational Facilities        7/02 at 102         Aaa    1,092,990
                           Authority, Revenue Bonds, South Shore Hospital
                           Center Series D, 6.500%, 7/01/22

            1,700,000    Massachusetts Health and Educational Facilities        7/03 at 102         Aaa    1,714,314
                           Authority, Revenue Bonds, Lahey Clinic Medical
                           Center Issue, Series B, 5.625%, 7/01/15

            3,375,000    Massachusetts Health and Educational Facilities        7/04 at 102         Aaa    3,256,301
                           Authority, Revenue Bonds, New England Medical
                           Center Hospitals, Series 1993--G1, 5.375%, 7/01/24

                                                                                         Nuveen Municipal Bond Funds
                                                                                   August 31, 1997 Semiannual Report

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Health Care Facilities -- continued

        $     200,000    Massachusetts Industrial Finance Agency, Revenue      10/98 at 102         Aaa $    211,380
                           Bonds, Harvard Community Health Plan, Inc., Issue
                           1988 Series B (Refunding Bonds), 7.750%, 10/01/08

            2,290,000    Puerto Rico Industrial, Tourist, Educational, Medical  1/05 at 102         Aaa    2,460,651
                           and Environmental Control Facilities Financing
                           Authority, Hospital Revenue Bonds, 1995 Series A
                           (Hospital Auxilio Mutuo Obligated Group Project),
                           6.250%, 7/01/16
--------------------------------------------------------------------------------------------------------------------
                         Housing Facilities -- 6.7%

              340,000    Massachusetts Housing Finance Agency, Housing         12/99 at 103         Aaa      356,874
                           Revenue Bonds, 1989 Series A, 7.600%, 12/01/16

              500,000    Massachusetts Housing Finance Agency, Single Family    6/01 at 102          Aa      529,820
                           Housing Revenue Bonds, Series 18, 7.350%, 12/01/16

              250,000    Massachusetts Housing Finance Agency, Single Family    6/98 at 102          Aa      258,373
                           Housing Revenue Bonds, Series 8, 7.700%, 6/01/17

            2,985,000    Massachusetts Housing Finance Agency, Rental Housing   1/05 at 102         Aaa    3,228,247
                           Mortgage Revenue Bonds, 1995 Series A
                           (FHA Insured Mortgage Loans), 7.350%, 1/01/35
                           (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
                         Other Revenue -- 0.4%

              250,000    Massachusetts Health & Educational Facilities          7/99 at 102         Aaa      266,877
                           Authority, Revenue Bonds, Capital Asset Program,
                           7.200%, 7/01/09
--------------------------------------------------------------------------------------------------------------------
                         Utilities -- 2.0%

            1,300,000    Massachusetts Municipal Wholesale Electric Company,    7/03 at 102         Aaa    1,272,205
                           Power Supply System Revenue Bonds, 1993 Series A,
                           5.000%, 7/01/10
--------------------------------------------------------------------------------------------------------------------
                         Water/Sewer Facilities -- 0.8%

              500,000    Boston Water and Sewer Commission (A Public           11/98 at 100         Aaa      517,454
                           Instrumentality of The Commonwealth of
                           Massachusetts), General Revenue Bonds, 1988
                           Series A (Subordinated Series), 7.250%, 11/01/06
--------------------------------------------------------------------------------------------------------------------
        $  59,390,000    Total Investments -- (cost $59,506,942) -- 98.1%                                 63,907,201
=====================-----------------------------------------------------------------------------------------------

Portfolio of Investments (Unaudited)
Massachusetts Insured -- continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Temporary Investments in Short-Term Municipal Securities -- 0.3%
                         -------------------------------------------------------------------------------------------
      $       200,000    The Commonwealth of Massachusetts, Dedicated Income                     VMIG-1 $    200,000
=====================      Tax Bonds, Fiscal Recovery Loan Act of 1990, Series E,
                           Variable Rate Demand Bonds, 3.650%, 12/01/97
                         -------------------------------------------------------------------------------------------
                         Other Assets Less Liabilities -- 1.6%                                             1,051,749
                         -------------------------------------------------------------------------------------------
                         Net Assets -- 100%                                                             $ 65,158,950
                         ===========================================================================================
                         All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or
                         Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S.
                         Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                         *    Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                         **   Ratings: Using the higher of Standard & Poor's or Moody's rating.

24                               See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
August 31, 1997

                                                     Nuveen Municipal Bond Funds
                                               August 31, 1997 Semiannual Report

                                                                                               Massachusetts
                                                                      Massachusetts                  Insured
------------------------------------------------------------------------------------------------------------
Assets
Investment in municipal securities, at market value (note 1)          $ 80,978,600            $ 63,907,201
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)                   --                 200,000
Cash                                                                       170,564                 302,031
Receivables:
  Interest                                                               1,054,262                 984,109
  Shares sold                                                               59,139                  24,419
Other assets                                                                   487                     805
----------------------------------------------------------------------------------------------------------
     Total assets                                                       82,263,052              65,418,565
----------------------------------------------------------------------------------------------------------
Liabilities
Payable for shares redeemed                                                 48,842                  13,566
Accrued expenses:
  Management fees (note 6)                                                  36,513                  30,519
  12b-1 distribution and service fees (notes 1 and 6)                        2,050                   2,063
  Other                                                                     19,119                  17,576
Dividends payable                                                          260,059                 195,891
----------------------------------------------------------------------------------------------------------
     Total liabilities                                                     366,583                 259,615
----------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                   $ 81,896,469            $ 65,158,950
==========================================================================================================
Class A Shares (note 1)
Net assets                                                            $  7,781,708            $  7,740,594
Shares outstanding                                                         783,496                 743,499
Net asset value and redemption price per share                        $       9.93            $      10.41
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                     $      10.37            $      10.87
==========================================================================================================
Class B Shares (note 1)
Net assets                                                            $    266,152            $    139,298
Shares outstanding                                                          26,747                  13,374
Net asset value, offering and redemption price per share              $       9.95            $      10.42
==========================================================================================================
Class C Shares (note 1)
Net assets                                                            $  1,550,668            $    959,488
Shares outstanding                                                         157,009                  92,407
Net asset value, offering and redemption price per share              $       9.88            $      10.38
==========================================================================================================
Class R Shares (note 1)
Net assets                                                            $ 72,297,941            $ 56,319,570
Shares outstanding                                                       7,301,404               5,407,967
Net asset value, offering and redemption price per share              $       9.90            $      10.41
==========================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six months ended August 31, 1997


                                                                                                    Massachusetts
                                                                             Massachusetts                Insured
-----------------------------------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                          $   2,526,988         $    1,969,307
-----------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                           224,927                179,886
12b-1 service fees -- Class A (notes 1 and 6)                                        7,577                  7,643
12b-1 distribution and service fees -- Class B (notes 1 and 6)                         389                    185
12b-1 distribution and service fees -- Class C (notes 1 and 6)                       3,968                  3,540
Shareholders' servicing agent fees and expenses                                     32,970                 26,619
Custodian's fees and expenses                                                       24,145                 23,554
Trustees' fees and expenses (note 6)                                                   772                    607
Professional fees                                                                    8,314                  6,239
Shareholders' reports -- printing and mailing expenses                              20,893                 21,943
Federal and state registration fees                                                  3,536                  3,800
Portfolio insurance expense                                                             --                  2,359
Other expenses                                                                       3,236                  2,425
-----------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                        330,727                278,800
     Expense reimbursement (note 6)                                                (12,046)                    --
-----------------------------------------------------------------------------------------------------------------
Net expenses                                                                       318,681                278,800
-----------------------------------------------------------------------------------------------------------------
Net investment income                                                            2,208,307              1,690,507
-----------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions
     (notes 1 and 4)                                                                52,060                (55,082)
Net change in unrealized appreciation or depreciation
     of investments                                                                312,126                248,274
-----------------------------------------------------------------------------------------------------------------
Net gain from investments                                                          364,186                193,192
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                   $   2,572,493         $    1,883,699
=================================================================================================================

                                 See accompanying notes to financial statements.


Statement of Changes in Net Assets (Unaudited)                                                          Nuveen Municipal Bond Funds
                                                                                                  August 31, 1997 Semiannual Report


                                                                               Massachusetts
                                                                --------------------------------------------
                                                                Six months ended                  Year ended
                                                                         8/31/97                     2/28/97
------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                               $  2,208,307              $    4,406,388
Net realized gain (loss) from investment transactions
     (notes 1 and 4)                                                      52,060                    (167,777)
Net change in unrealized appreciation or depreciation
     of investments                                                      312,126                    (361,379)
------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                             2,572,493                   3,877,232
------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
     Class A                                                            (196,820)                   (288,715)
     Class B                                                              (1,543)                         --
     Class C                                                             (24,108)                    (34,686)
     Class R                                                          (1,982,487)                 (4,012,721)
------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders             (2,204,958)                 (4,336,122)
------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                       3,680,406                   8,611,315
Net proceeds from shares issued to shareholders
     due to reinvestment of distributions                              1,564,123                   3,046,553
------------------------------------------------------------------------------------------------------------
                                                                       5,244,529                  11,657,868
------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                               (4,740,702)                (11,875,027)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
     from Fund share transactions                                        503,827                    (217,159)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                    871,362                    (676,049)
Net assets at the beginning of period                                 81,025,107                  81,701,156
------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                     $ 81,896,469              $   81,025,107
============================================================================================================
Balance of undistributed net investment income at end of period     $     76,599              $    $  73,250
============================================================================================================

27                               See accompanying notes to financial statements.


Statement of Changes in Net Assets (Unaudited) -- continued
                                                                                    Massachusetts Insured
                                                                           ---------------------------------------
                                                                           Six months ended             Year ended
                                                                                    8/31/97                2/28/97
------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                           $ 1,690,507          $   3,389,195
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                                   (55,082)                60,733
Net change in unrealized appreciation or depreciation
  of investments                                                                    248,274               (798,332)
------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                        1,883,699              2,651,596
------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                          (190,989)              (315,950)
  Class B                                                                              (863)                    --
  Class C                                                                           (21,013)               (36,606)
  Class R                                                                        (1,473,176)            (3,022,773)
------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                        (1,686,041)            (3,375,329)
------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                  1,862,168              5,375,981
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                            1,201,697              2,394,008
------------------------------------------------------------------------------------------------------------------
                                                                                  3,063,865              7,769,989
------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                          (3,595,103)            (7,653,434)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from Fund share transactions                                                     (531,238)               116,555
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                              (333,580)              (607,178)
Net assets at the beginning of period                                            65,492,530             66,099,708
------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                 $65,158,950          $  65,492,530
==================================================================================================================
Balance of undistributed net investment income at end of period                 $    19,837          $      15,371
==================================================================================================================


                                 See accompanying notes to financial statements.
28

Notes to Financial Statements (Unaudited)           Nuveen Municipal Bond Funds
                                              August 31, 1997 Semiannual Report


1. General Information and Significant Accounting Policies

Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Massachusetts Municipal Bond Fund ("Massachusetts") and the Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December, 1996.

After the close of business on January 31, 1997, Massachusetts and Massachusetts Insured were renamed and reorganized into the Trust. Prior to the reorganization, Massachusetts (formerly Nuveen Massachusetts Tax-Free Value
Fund) was a series of the Nuveen Tax-Free Bond Fund, Inc., and Massachusetts Insured (formerly Nuveen Massachusetts Insured Tax-Free Value Fund) was a series of the Nuveen Insured Tax-Free Bond Fund, Inc., each an open-end diversified management investment company.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their when-issued and delayed delivery purchase commitments. At August 31, 1997, there were no such purchase commitments in either Fund.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and /or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Massachusetts state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Insurance

Massachusetts Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy

                                                     Nuveen Municipal Bond Funds
                                               August 31, 1997 Semiannual Report


of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended August 31, 1997.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares
Transactions in Fund shares were as follows:

                                                                                    Massachusetts
                                                  -------------------------------------------------------------------------------
                                                           Six months ended                                Year ended
                                                               8/31/97                                       2/28/97
                                                  -------------------------------------------------------------------------------
                                                    Shares                    Amount                Shares                 Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
        Class A                                   109,826              $  1,081,887               323,756          $    3,174,573
        Class B                                    26,686                   264,025                    --                      --
        Class C                                    67,123                   661,200                32,272                 315,377
        Class R                                   170,409                 1,673,294               525,051               5,121,365
Shares issued to shareholders due to
        reinvestment of distributions:
        Class A                                    12,569                   124,017                17,984                 176,955
        Class B                                        61                       607                    --                      --
        Class C                                     1,816                    17,826                 2,778                  27,179
        Class R                                   144,531                 1,421,673               289,935               2,842,419
---------------------------------------------------------------------------------------------------------------------------------
                                                  533,021                 5,244,529             1,191,776              11,657,868
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
        Class A                                   (67,050)                 (662,997)              (45,026)               (439,590)
        Class B                                        --                        --                    --                      --
        Class C                                    (4,753)                  (46,460)               (6,752)                (65,787)
        Class R                                  (409,454)               (4,031,245)           (1,162,473)            (11,369,650)
---------------------------------------------------------------------------------------------------------------------------------
                                                 (481,257)               (4,740,702)           (1,214,251)            (11,875,027)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                            51,764              $    503,827               (22,475)         $     (217,159)
=================================================================================================================================

32


                                                                Nuveen Municipal Bond Funds
                                                          August 31, 1997 Semiannual Report

                                                     Massachusetts Insured
                                   --------------------------------------------------------
                                          Six months ended              Year ended
                                              8/31/97                     2/28/97
                                   --------------------------------------------------------
                                       Shares           Amount      Shares           Amount
-------------------------------------------------------------------------------------------
Shares sold:
        Class A                        61,131      $   631,514     288,422      $ 2,958,175
        Class B                        13,348          139,100          --               --
        Class C                         3,344           34,340      26,046          266,579
        Class R                       102,463        1,057,214     209,279        2,151,227
Shares issued to shareholders due to
        reinvestment of distributions:
        Class A                        11,304          116,796      17,939          185,295
        Class B                            26              273          --               --
        Class C                         1,810           18,642       3,250           33,462
        Class R                       103,156        1,065,986     210,641        2,175,251
-------------------------------------------------------------------------------------------
                                      296,582        3,063,865     755,577        7,769,989
-------------------------------------------------------------------------------------------
Shares redeemed:
        Class A                       (47,494)        (491,786)    (91,941)        (944,427)
        Class B                            --               --          --               --
        Class C                        (5,202)         (53,232)     (4,296)         (43,930)
        Class R                      (294,923)      (3,050,085)   (646,782)      (6,665,077)
-------------------------------------------------------------------------------------------
                                     (347,619)      (3,595,103)   (743,019)      (7,653,434)
-------------------------------------------------------------------------------------------
Net increase (decrease)               (51,037)     $  (531,238)     12,558      $   116,555
===========================================================================================

3. Distributions to Shareholders
On September 9, 1997, the Funds declared dividend distributions from their tax-exempt net investment income which were paid on October 1, 1997, to shareholders of record on September 9, 1997, as follows:


                                                     Massachusetts    Massachusetts Insured
-------------------------------------------------------------------------------------------
Dividend per share:
        Class A                                            $ .0435                   $.0435
        Class B                                              .0375                    .0370
        Class C                                              .0390                    .0385
        Class R                                              .0450                    .0450
-------------------------------------------------------------------------------------------

33

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended August 31, 1997, were as follows:

                                          Massachusetts   Massachusetts Insured
-------------------------------------------------------------------------------
Purchases
  Investments in municipal securities       $ 7,242,225             $ 5,135,472
  Temporary municipal investments             3,900,000               2,500,000

Sales
  Investments in municipal securities         6,531,682               6,014,898
  Temporary municipal investments             3,900,000               2,300,000
-------------------------------------------------------------------------------

At August 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At February 28, 1997, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryovers will expire as follows:

                                          Massachusetts   Massachusetts Insured
-------------------------------------------------------------------------------
Expiration year:
  1999                                        $      --               $  17,645
  2003                                          275,030                 172,689
  2004                                          507,247                  27,409
  2005                                          156,261                      --
-------------------------------------------------------------------------------
Total                                          $938,538               $ 217,743
===============================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 1997, were as follows:


                                          Massachusetts   Massachusetts Insured
-------------------------------------------------------------------------------
Gross unrealized:
  appreciation                              $ 5,480,793             $ 4,411,010
  depreciation                                  (25,438)                (10,751)
-------------------------------------------------------------------------------
Net unrealized appreciation                 $ 5,455,355             $ 4,400,259
===============================================================================

                                                     Nuveen Municipal Bond Funds
                                               August 31, 1997 Semiannual Report

6. Management Fee and Other Transactions with Affiliates
Under the Trusts' investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:


Average daily net asset value                                   Management fee
------------------------------------------------------------------------------
For the first $125 million                                          .5500 of 1%
For the next $125 million                                           .5375 of 1
For the next $250 million                                           .5250 of 1
For the next $500 million                                           .5125 of 1
For the next $1 billion                                             .5000 of 1
For net assets over $2 billion                                      .4750 of 1
------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of Massachusetts and .975 of 1% of the average daily net asset value of Massachusetts Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may voluntarily reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended August 31, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $30,600 and $14,700 for Massachusetts and Massachusetts Insured, respectively, of which approximately $26,600 and $12,800, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended August 31, 1997, the Distributor compensated authorized dealers directly with approximately $16,000 and $4,900 in commission advances at the time of purchase for Massachusetts and Massachusetts Insured, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 1997, the Distributor retained approximately $1,800 and $800 in such 12b-1 fees for Massachusetts and Massachusetts Insured, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $7,600 of CDSC on Massachusetts share redemptions during the six months ended August 31, 1997.

7. Composition of Net Assets
At August 31, 1997, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                          Massachusetts   Massachusetts Insured
-------------------------------------------------------------------------------
Capital paid-in                            $ 77,268,757            $ 61,010,602
Balance of undistributed net
  investment income                              76,599                  19,837
Accumulated net realized gain (loss)
  from investment transactions                 (904,242)               (271,748)
Net unrealized appreciation
  of investments                              5,455,355               4,400,259
-------------------------------------------------------------------------------
Net assets                                 $ 81,896,469            $ 65,158,950
===============================================================================

                             Financial Highlights

                       Financial Highlights (Unaudited)


             Selected data for a share outstanding is as follows:

Class (Inception date)                        Operating performance                   Less distributions
                                              ---------------------                   ------------------

                                                                       Net
Massachusetts                         Net                     realized and        Dividends                         Net       Total
                                    Asset                       unrealized        from tax-                        asset     return
                                    value             Net      gain (loss)       exempt net     Distributions      value     on net
                                beginning      investment             from       investment      from capital     end of      asset
Year ending February 28/29,     of period       income(b)      investments           income             gains     period   value(a)
------------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  1998 (g)                         $ 9.89           $ .26            $ .04           $ (.26)             $---     $ 9.93      3.08%
  1997                               9.94             .53             (.07)            (.51)              ---       9.89      4.73
  1996                               9.56             .51              .39             (.52)              ---       9.94      9.62
  1995 (c)                           9.54             .25              .03             (.26)              ---       9.56      3.05

Class B (3/97)
  1998 (f)                           9.88             .21              .08             (.22)              ---       9.95      3.01

Class C (10/94)
  1998 (g)                           9.83             .23              .05             (.23)              ---       9.88      2.92
  1997                               9.89             .45             (.08)            (.43)              ---       9.83      3.90
  1996                               9.51             .44              .39             (.45)              ---       9.89      8.87
  1995 (c)                           9.28             .19              .25             (.21)              ---       9.51      4.86

Class R (12/86)
  1998 (g)                           9.86             .27              .04             (.27)              ---       9.90      3.18
  1997                               9.91             .54             (.06)            (.53)              ---       9.86      4.99
  1996                               9.54             .54              .38             (.55)              ---       9.91      9.80
  1995                               9.94             .54             (.40)            (.54)              ---       9.54      1.64
  1994                               9.91             .54              .04             (.54)             (.01)      9.94      5.96
  1993                               9.21             .56              .70             (.56)              ---       9.91     14.21
  1992 (d)                           9.13             .15              .07             (.14)              ---       9.21      2.44
  1991 (e)                           8.76             .58              .37             (.58)              ---       9.13     11.19
  1990 (e)                           8.90             .59             (.15)            (.58)              ---       8.76      5.21
  1989 (e)                           8.60             .59              .30             (.59)              ---       8.90     10.62
  1988 (e)                           8.25             .58              .35             (.58)              ---       8.60     11.56
------------------------------------------------------------------------------------------------------------------------------------

         *  Annualized.

        (a) Total returns are calculated on net asset value without any sales charge and are not annualized.

        (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

        (c) From commencement of class operations as noted.

        (d) For the three months ending February 29.

        (e) For the year ending November 30.

        (f) From the commencement of class operations as noted through August 31, 1997.

        (g) For the six months ending August 31, 1997.

                                                     Nuveen Municipal Bond Funds
                                               August 31, 1997 Semiannual Report

                                Ratios/Supplemental data
----------------------------------------------------------------------------------------
                                       Ratio                         Ratio
                                      of net                        of net
                     Ratio of     investment       Ratio of     investment
                     expenses      income to       expenses      income to
                   to average        average     to average        average
                   net assets     net assets      net asets     net assets
    Net assets         before         before          after          after     Portfolio
 end of period     reimburse-     reimburse-     reimburse-     reimburse-      turnover
(in thousands)           ment           ment        ment(b)        ment(b)          rate
----------------------------------------------------------------------------------------
       $ 7,782            .98%*         5.20%*          .95%*         5.23%*           8%
         7,200           1.01           5.22            .99           5.24            10
         4,290           1.17           5.04           1.00           5.21             6
         1,067           1.87*          4.88*          1.00*          5.75*           17

           266           1.72*          4.37*          1.70*          4.39*            8

         1,551           1.53*          4.63*          1.50*          4.66*            8
           913           1.74           4.50           1.73           4.51            10
           638           2.24           3.96           1.75           4.45             6
           147           3.40*          3.46*          1.75*          5.11*           17

        72,298            .78*          5.40*           .75*          5.43*            8
        72,912            .77           5.46            .75           5.48            10
        76,773            .82           5.42            .75           5.49             6
        71,568            .77           5.75            .75           5.77            17
        71,942            .81           5.32            .75           5.38             3
        53,231            .87           5.79            .75           5.91             5
        34,470            .71*          6.31*           .71*          6.31*            5
        31,150            .77           6.37            .75           6.39            19
        20,829            .85           6.58            .75           6.68            23
        15,513           1.09           6.30            .75           6.64            31
         9,485           1.24           6.25            .75           6.74            55
----------------------------------------------------------------------------------------

             Selected data for a share outstanding is as follows.

Class (Inception date)                           Operating performance            Less distributions
                                               --------------------------     ---------------------------

                                                                      Net
Massachusetts Insured                     Net                realized and      Dividends                          Net       Total
                                        asset                  unrealized      from tax-                        asset      return
                                        value         Net     gain (loss)     exempt net    Distributions       value      on net
                                    beginning  investment            from     investment     from capital      end of       asset
Year ending February 28/29,         of period   income(b)     investments         income            gains      period    value(a)
---------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  1998 (e)                            $ 10.38        $.26           $ .03        $  (.26)           $ ---      $10.41        2.85%
  1997                                  10.49         .53            (.12)          (.52)             ---       10.38        4.02
  1996                                  10.06         .51             .44           (.52)             ---       10.49        9.59
  1995 (c)                              10.03         .25             .04           (.26)             ---       10.06        2.99

Class B (3/97)
  1997 (d)                              10.36         .21             .07           (.22)             ---       10.42        2.76

Class C (9/94)
  1998 (e)                              10.35         .23             .03           (.23)             ---       10.38        2.56
  1997                                  10.47         .45            (.13)          (.44)             ---       10.35        3.17
  1996                                  10.04         .43             .44           (.44)             ---       10.47        8.80
  1995 (c)                               9.91         .20             .14           (.21)             ---       10.04        3.52

Class R (12/86)
  1998 (e)                              10.38         .27             .03           (.27)             ---       10.41        2.94
  1997                                  10.50         .54            (.12)          (.54)             ---       10.38        4.16
  1996                                  10.06         .54             .44           (.54)             ---       10.50        9.99
  1995                                  10.45         .55            (.39)          (.55)             ---       10.06        1.77
  1994                                  10.44         .54              --           (.53)             ---       10.45        5.22
  1993                                   9.65         .55             .79           (.55)             ---       10.44       14.28
  1992                                   9.36         .57             .30           (.58)             ---        9.65        9.57
  1991                                   9.14         .57             .22           (.57)             ---        9.36        8.95
  1990                                   8.96         .57             .18           (.57)             ---        9.14        8.52
  1989                                   9.03         .58            (.07)          (.58)             ---        8.96        5.84
  1988                                   9.54         .58            (.51)          (.58)             ---        9.03        1.14
---------------------------------------------------------------------------------------------------------------------------------

         *      Annualized.

        (a) Total returns are calculated on net asset value without any sales charge and are not annualized.

        (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

        (c)     From commencement of class operations as noted.

        (d) From the commencement of class operations as noted through August 31, 1997.

        (e)     For the six months ending August 31, 1997.

                                                     Nuveen Municipal Bond Funds
                                               August 31, 1997 Semiannual Report



                           Ratios/Supplemental data
--------------------------------------------------------------------------------
                                   Ratio                      Ratio
                                  of net                     of net
                   Ratio of   investment       Ratio of  investment
                   expenses    income to       expenses   income to
                 to average      average     to average     average
                 net assets   net assets     net assets  net assets
    Net assets       before       before          after       after   Portfolio
 end of period   reimburse-   reimburse-     reimburse-  reimburse-    turnover
(in thousands)         ment         ment        ment(b)     ment(b)        rate
--------------------------------------------------------------------------------
      $  7,741         1.02%*       5.00%*         1.02%*      5.00%*         8%
         7,459         1.04         5.02           1.04        5.02          10
         5,291         1.09         4.92           1.07        4.94           1
         1,956         1.36*        5.13*          1.15*       5.34*         10

           139         1.76*        4.16*          1.76*       4.16*          8

           959         1.57*        4.45*          1.57*       4.45*          8
           957         1.78         4.29           1.78        4.29          10
           706         1.81         4.20           1.81        4.20           1
           338         2.07*        4.41*          1.90*       4.58*         10

        56,320          .82*        5.20*           .82*       5.20*          8
        57,076          .80         5.26            .80        5.26          10
        60,102          .81         5.21            .81        5.21           1
        57,137          .79         5.54            .79        5.54          10
        58,255          .84         5.09            .84        5.09           3
        47,098          .86         5.47            .86        5.47           2
        28,189          .72         5.93            .72        5.93           5
        15,625          .85         6.19            .85        6.19           6
         8,649         1.20         5.94            .97        6.17          15
         5,404         1.87         5.54            .97        6.44          41
         4,895         1.75         5.37            .59        6.53          42
--------------------------------------------------------------------------------

Shareholder Information

Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds

Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds

Long-Term
Insured
Intermediate-Term
Limited Term

State Funds

Alabama                         Michigan
Arizona                         Missouri
California                      New Jersey
Colorado                        New Mexico
Connecticut                     New York
Florida                         North Carolina
Georgia                         Ohio
Kansas                          Pennsylvania
Kentucky                        South Carolina
Louisiana                       Tennessee
Maryland                        Virginia
Massachusetts                   Wisconsin


To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser or Nuveen at (800) 621-7227.

                               Fund Information



                               Board of Trustees

                               Robert P. Bremmer
                               Lawrence H. Brown
                               Anthony T. Dean
                               Anne E. Impellizzeri
                               Peter R. Sawers
                               William J. Schneider
                               Timothy R. Schwertfeger
                               Judith M. Stockdale

                               Fund Manager

                               Nuveen Advisory Corp.
                               333 West Wacker Drive
                               Chicago, IL 60606

                               Custodian

                               The Chase Manhattan Bank
                               4 New York Plaza
                               New York, NY 10004-2413

                               Transfer Agent,
                               Shareholder Services and
                               Dividend Disbursing Agent

                               Shareholder Services, Inc.
                               Nuveen Investor Services
                               P.O. Box 5330
                               Denver, CO 80217-5330

                               (800) 621-7227

                               Legal Counsel

                               Fried, Frank, Harris,
                               Shriver & Jacobson
                               Washington, D.C.

                               Independent Public Accountants

                               Arthur Andersen LLP
                               Chicago, Illinois

Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach--purchasing securities of strong companies and communities that represent good long-term value--is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com